     As filed with the Securities and Exchange Commission on April 29, 2004

                          File No. 333-45431/811-08629

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

     Pre-Effective Amendment No.                                             / /

     Post-Effective Amendment No. 32                                         /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               /X/

     Amendment No. 30                                                        /X/

                           HARTFORD SERIES FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 297-6443

                             Kevin J. Carr, Esquire
                   The Hartford Financial Services Group, Inc.
                               Investment Law Unit
                              55 Farmington Avenue
                           Hartford, Connecticut 06105
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                        Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

     / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 2004 pursuant to paragraph (b) of Rule 485
     / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on___________pursuant to paragraph (a)(1) of Rule 485
     / / 75 days after filing pursuant to paragraph (a)(2) of Rule 485 / / on___________pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HARTFORD HLS FUNDS

CLASS IA SHARES

PROSPECTUS
MAY 1, 2004

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HARTFORD ADVISERS HLS FUND

HARTFORD BOND HLS FUND

HARTFORD CAPITAL APPRECIATION HLS FUND

HARTFORD DISCIPLINED EQUITY HLS FUND
  (FORMERLY HARTFORD GROWTH AND INCOME HLS FUND)

HARTFORD DIVIDEND AND GROWTH HLS FUND

HARTFORD EQUITY INCOME HLS FUND

HARTFORD FOCUS HLS FUND

HARTFORD GLOBAL ADVISERS HLS FUND

HARTFORD GLOBAL COMMUNICATIONS HLS FUND

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

HARTFORD GLOBAL HEALTH HLS FUND

HARTFORD GLOBAL LEADERS HLS FUND

HARTFORD GLOBAL TECHNOLOGY HLS FUND

HARTFORD GROWTH HLS FUND

HARTFORD GROWTH OPPORTUNITIES HLS FUND

HARTFORD HIGH YIELD HLS FUND

HARTFORD INDEX HLS FUND

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

HARTFORD MIDCAP HLS FUND

HARTFORD MIDCAP VALUE HLS FUND

HARTFORD MONEY MARKET HLS FUND

HARTFORD MORTGAGE SECURITIES HLS FUND

HARTFORD SMALL COMPANY HLS FUND

HARTFORD SMALLCAP GROWTH HLS FUND

HARTFORD STOCK HLS FUND

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

HARTFORD VALUE HLS FUND

HARTFORD VALUE OPPORTUNITIES HLS FUND


HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                        PAGE
----------------------------------------------------------------------------------------------------
Introduction.                      Introduction                                                    2

A summary of each fund's           Hartford Advisers HLS Fund                                      3
goals, principal strategies,       Hartford Bond HLS Fund                                          6
main risks, performance and        Hartford Capital Appreciation HLS Fund                          9
fees.                              Hartford Disciplined Equity HLS Fund                           12
                                   Hartford Dividend and Growth HLS Fund                          15
                                   Hartford Equity Income HLS Fund                                18
                                   Hartford Focus HLS Fund                                        20
                                   Hartford Global Advisers HLS Fund                              23
                                   Hartford Global Communications HLS Fund                        26
                                   Hartford Global Financial Services HLS Fund                    30
                                   Hartford Global Health HLS Fund                                34
                                   Hartford Global Leaders HLS Fund                               38
                                   Hartford Global Technology HLS Fund                            41
                                   Hartford Growth HLS Fund                                       45
                                   Hartford Growth Opportunities HLS Fund                         48
                                   Hartford High Yield HLS Fund                                   51
                                   Hartford Index HLS Fund                                        54
                                   Hartford International Capital Appreciation HLS Fund           57
                                   Hartford International Opportunities HLS Fund                  60
                                   Hartford International Small Company HLS Fund                  63
                                   Hartford MidCap HLS Fund                                       66
                                   Hartford MidCap Value HLS Fund                                 69
                                   Hartford Money Market HLS Fund                                 72
                                   Hartford Mortgage Securities HLS Fund                          75
                                   Hartford Small Company HLS Fund                                78
                                   Hartford SmallCap Growth HLS Fund                              81
                                   Hartford Stock HLS Fund                                        84
                                   Hartford U.S. Government Securities HLS Fund                   87
                                   Hartford Value HLS Fund                                        90
                                   Hartford Value Opportunities HLS Fund                          93

Description of other               Investment strategies and investment matters                   96
investment strategies and
investment risks.

Investment manager and             Management of the funds                                        99
management fee information.

Further information on the         Further information on the funds                              101
funds.                             Purchase and redemption of fund shares                        101
                                   Determination of net asset value                              101
                                   Dividends and distributions                                   102
                                   Right to reject or restrict purchase and exchange orders      102
                                   Federal income taxes                                          102
                                   Variable contract owner voting rights                         102
                                   Plan participant voting rights                                103
                                   Performance related information                               103
                                   Distributor, Custodian and Transfer Agent                     103
                                   Financial highlights                                          104
                                   Privacy policy                                                120
                                   For more information                                   back cover

INTRODUCTION


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.


Each fund, except Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, is an investment portfolio of Hartford Series Fund, Inc. Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc.

Each fund, except the Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund and Focus HLS Fund, is a diversified fund. The Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund and Focus HLS Fund are non-diversified funds. The non-diversified funds other than the Focus HLS Fund are sometimes known as "sector funds." Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HL Advisors, Wellington Management and Hartford Investment Management is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

                                                      HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -   stocks,

     -   debt securities, and

     -   money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994                          -2.74%
1995                          28.34%
1996                          16.59%
1997                          24.51%
1998                          24.66%
1999                          10.59%
2000                          -0.75%
2001                          -4.64%
2002                         -13.79%
2003                          18.49%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.92% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.84% (2ND QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                       1 YEAR     5 YEARS     10 YEARS
Class IA                                 18.49%      1.35%        9.22%
S&P 500 Index
  (reflects no deduction for fees
  or expenses)                           28.67%     -0.57%       11.06%

Lehman Brothers Government/Credit Bond
  Index
  (reflects no deduction for fees or
   expenses)                              4.66%      6.65%        6.98%


  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.63%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.04%
  Total operating expenses                                        0.67%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     68
  Year 3                                                      $    214
  Year 5                                                      $    373
  Year 10                                                     $    835


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Co-portfolio manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976

John C. Keogh

-  Senior Vice President of Wellington Management

-  Co-portfolio manager of the fund since 2004

- Joined Wellington Management in 1983 and has been an investment professional involved in portfolio management since that time

HARTFORD BOND HLS FUND

INVESTMENT GOAL. The Hartford Bond HLS Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 80% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P), or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds."

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994                          -3.95%
1995                          18.49%
1996                           3.52%
1997                          11.35%
1998                           8.15%
1999                          -2.02%
2000                          11.99%
2001                           8.68%
2002                          10.08%
2003                           7.85%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.40% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -3.40% (1ST QUARTER
1994).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                        1 YEAR     5 YEARS     10 YEARS
Class IA                                 7.85%       7.20%       7.22%
Lehman Brothers U.S. Aggregate Bond
   Index
  (reflects no deduction for fees or
  expenses)                              4.11%       6.62%       6.95%


  INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.47%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.03%
  Total operating expenses                                        0.50%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     51
  Year 3                                                      $    160
  Year 5                                                      $    280
  Year 10                                                     $    628


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi

-  Managing Director of Hartford Investment Management

-  Manager of the fund since 2003

-  Joined Hartford Investment Management in 2003


- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

                                          HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994                           2.50%
1995                          30.25%
1996                          20.70%
1997                          22.34%
1998                          15.48%
1999                          37.46%
2000                          13.22%
2001                          -6.94%
2002                         -19.70%
2003                          42.38%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.33% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -19.04% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                       1 YEAR     5 YEARS     10 YEARS
Class IA                                 42.38%      10.61%      14.19%
S&P 500 Index
  (reflects no deduction for fees
  or expenses)                           28.67%      -0.57%      11.06%


  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.64%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.05%
  Total operating expenses                                        0.69%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     70
  Year 3                                                      $    221
  Year 5                                                      $    384
  Year 10                                                     $    859


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Saul J. Pannell, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1991

-  Joined Wellington Management in 1979

-  Investment professional since 1974

HARTFORD DISCIPLINED EQUITY HLS FUND
(FORMERLY HARTFORD GROWTH AND INCOME HLS FUND)

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999                          21.82%
2000                          -5.64%
2001                          -8.02%
2002                         -24.65%
2003                          28.82%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.65% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.48% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                              SINCE INCEPTION
                                        1 YEAR     5 YEARS     (MAY 29, 1998)
Class IA                                 28.82%       0.52%        3.64%
S&P 500 Index
  (reflects no deduction for fees
  or expenses)                           28.67%     -0.57%         1.80%(1)



(1) Return is from 5/31/98.


    INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.73%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.05%
  Total operating expenses                                        0.78%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     80
  Year 3                                                      $    249
  Year 5                                                      $    433
  Year 10                                                     $    966


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

James A. Rullo, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (May 1998)

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987

                                           HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1995                          36.37%
1996                          22.91%
1997                          31.89%
1998                          16.42%
1999                           5.31%
2000                          10.95%
2001                          -4.04%
2002                         -14.23%
2003                          26.80%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.29% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.74% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                               SINCE INCEPTION
                                      1 YEAR      5 YEARS      (MARCH 9, 1994)
Class IA                                 26.80%       4.05%       12.58%
S&P 500 Index
  (reflects no deduction for fees
  or expenses)                           28.67%      -0.57%       11.16%(1)



(1) Return is from 2/28/94.


    INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.65%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.04%
  Total operating expenses                                        0.69%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     70
  Year 3                                                      $    221
  Year 5                                                      $    384
  Year 10                                                     $    859


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA

-  Vice President of Wellington Management

-  Manager of the fund since July, 2001

-  Joined Wellington Management as a portfolio manager in 2000

-  Investment professional since 1980

- Employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982

HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.83%
  Distribution and service (12b-1) fees                           None
  Other expenses(1)                                               0.30%
  Total operating expenses                                        1.13%


(1) Estimated.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $    115
  Year 3                                                      $    359

[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing.

John R. Ryan

-  Senior Vice President and Managing Partner of Wellington Management

-  Led the team since the fund's inception (October 31, 2003)

-  Joined Wellington Management in 1981

- Investment professional involved in portfolio management and securities analysis since 1981

HARTFORD FOCUS HLS FUND

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy to evaluate a security for purchase or sale by the fund. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

   -  Accelerating earnings and earnings per share growth

   -  A strong balance sheet combined with a high return on equity

   -  Unrecognized or undervalued assets

   -  A strong management team

   -  A leadership position within an industry

   -  Sustainable or increasing dividends

   -  Positive investor sentiment

The fund will consider selling a security when:

   -  Downside risk equals upside potential

   -  Decreasing trend of earnings growth is exhibited

   -  Excessive valuations are reached

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002                         -24.59%
2003                          28.37%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 14.57% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.83% (2ND QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                    SINCE INCEPTION
                                        1 YEAR      (APRIL 30, 2001)
Class IA                                 28.37%           0.23%
S&P 500 Index
  (reflects no deduction for fees or
  expenses)                              28.67%          -2.68%


  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.85%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.05%
  Total operating expenses                                        0.90%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     92
  Year 3                                                      $    287
  Year 5                                                      $    498
  Year 10                                                     $  1,108


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since inception (April 2001)

-  Joined Wellington Management in 1990

-  Investment professional since 1976

                                               HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.

PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among at least three countries, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.

The fund actively allocates its assets among three categories:

     -   equity securities

     -   debt securities

     -   money market instruments

The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund. The fund favors securities of high quality growth companies which, in the opinion of Wellington Management, are leaders in their respective industries.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly know as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 450%.

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996                          12.25%
1997                           5.52%
1998                          13.35%
1999                          23.16%
2000                          -6.63%
2001                          -6.25%
2002                          -8.95%
2003                          22.26%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.17% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.68% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                              SINCE INCEPTION
                                        1 YEAR      5 YEARS   (MARCH 1, 1995)
Class IA                                 22.26%       3.72%        7.26%
Morgan Stanley Capital International
  World Index (reflects no deduction for
  fees or expenses)                      33.76%      -0.39%        7.95%(1)
Lehman Brothers
  Global Aggregate Index (reflects no
  deduction for fees or expenses)         3.17%       5.94%        7.97%(1)


(1) Return is from 2/28/95.

    INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

    The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.77%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.07%
  Total operating expenses                                        0.84%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     86
  Year 3                                                      $    268
  Year 5                                                      $    466
  Year 10                                                     $  1,037


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-  Senior Vice President of Wellington Management

- Manager of the equity component of the fund since 2001 and Associate Manager of the equity component of the fund since 1997

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987

The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans

-  Senior Vice President of Wellington Management

-  Manager of the debt component of the fund since inception (March 1995)

-  Joined Wellington Management in 1995

-  Investment professional since 1985

Scott M. Elliott, CFA

-  Senior Vice President of Wellington Management

-  Manager of the asset allocation of the fund since 2001

-  Joined Wellington Management in 1994

-  Investment professional since 1990

HARTFORD GLOBAL COMMUNICATIONS HLS FUND

INVESTMENT GOAL. The Hartford Global Communications HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

     - The current market price of its stock is at the low end of its historical relative valuation range

     - A positive change in operating results is anticipated but not yet reflected in the price of its stock

     -   Unrecognized or undervalued assets

     - Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

     -   Its target price is achieved

     - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

     - Equity securities of other comparable issuers in an industry are available at more attractive prices

The fund will be relatively focused both with regard to position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations with each other (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001                         -35.74%
2002                         -29.36%
2003                          60.37%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 29.47% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -22.63% (2ND QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                    SINCE INCEPTION
                                        1 YEAR    (DECEMBER 27, 2000)
Class IA                                 60.37%         -10.07%
S&P 500 Index
  (reflects no deduction for fees or
  expenses)                              28.67%          -4.05%(1)
MSCI AC (All Country) World Free
  Telecommunication Services Index
  (reflects no deduction for fees or
  expenses)                              27.44%         -11.35%(1)


(1) Return is from 12/31/00.

    INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

    The MSCI AC (All Country) World Free Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.85%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.16%
  Total operating expenses                                        1.01%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $    103
  Year 3                                                      $    322
  Year 5                                                      $    558
  Year 10                                                     $  1,236


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (December 2000) by Wellington Management using a team of its global industry analysts that specialize in the communications industry.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

INVESTMENT GOAL. The Hartford Global Financial Services HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -   Management focuses on rewarding shareholders

     -   Market expectations of future earnings are too low

     - Market value does not reflect the fact that earnings are understated due to conservative accounting

     - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

     - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

     - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

     -   Its issuer's management no longer appears to promote shareholder value

     -   Market expectations of future earnings are too high

     - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

     - Market value exceeds the true value of the issuer's component businesses

     - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

     - Market value does not reflect the risk of potential problems in an important business component

     - Equity securities of other comparable issuers in an industry are available at more attractive prices

The fund will be relatively focused both with regard to position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001                          -5.72%
2002                         -18.87%
2003                          30.29%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.68% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.26% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                    SINCE INCEPTION
                                         1 YEAR   (DECEMBER 27, 2000)
Class IA                                 30.29%         -0.14%
S&P 500 Index
  (reflects no deduction for fees or
  expenses)                              28.67%         -4.05%(1)
MSCI Finance ex Real Estate Index
  (reflects no deduction for fees
  or expenses)                           38.90%         -1.05%(1)


(1) Return is from 12/31/00.

    INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

    The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                      Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.85%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.13%
  Total operating expenses                                        0.98%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $    100
  Year 3                                                      $    312
  Year 5                                                      $    542
  Year 10                                                     $  1,201


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (December 2000) by Wellington Management using a team of its global industry analysts that specialize in the financial services industry.

HARTFORD GLOBAL HEALTH HLS FUND

INVESTMENT GOAL. The Hartford Global Health HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Investments in the fund are allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase by the fund typically share the following attributes:

     -   The company's business franchise is temporarily mispriced

     -   The company has under-appreciated new product pipelines

     - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

     -   The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the fund when:

     -   Target prices are achieved

     -   Fundamental expectations are not met

     -   A company's prospects become less appealing

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late, in recognizing opportunity.

The fund will be relatively focused both with regard to position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in the securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001                           2.04%
2002                         -16.97%
2003                          32.31%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.57% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -14.75% (2ND QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                    SINCE INCEPTION
                                         1 YEAR       (MAY 1, 2000)
Class IA                                 32.31%           14.83%
S&P 500 Index
  (reflects no deduction for fees or
  expenses)                              28.67%           -5.88%(1)

Goldman Sachs Health Care Index
  (reflects no deduction for fees or
  expenses)                              23.20%            2.86%(1)


(1) Return is from 4/30/00.

    INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

    The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.84%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.05%
  Total operating expenses                                        0.89%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     91
  Year 3                                                      $    284
  Year 5                                                      $    493
  Year 10                                                     $  1,096


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (May 2000) by Wellington Management using a team of its global industry analysts that specialize in the health care industry.

HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

     - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999                          50.37%
2000                          -7.06%
2001                         -16.58%
2002                         -19.51%
2003                          35.57%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                 SINCE
                                                               INCEPTION
                                                             (SEPTEMBER 30,
                                         1 YEAR     5 YEARS      1998)
Class IA                                 35.57%       4.93%      10.35%
Morgan Stanley Capital International
  World Index
  (reflects no deduction for fees
  or expenses)                           33.76%      -0.39%       3.34%


  INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.73%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.07%
  Total operating expenses                                        0.80%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     82
  Year 3                                                      $    255
  Year 5                                                      $    444
  Year 10                                                     $    990


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew S. Offit

-  Senior Vice President of Wellington Management

- Sole Manager of the fund since August 2001; Co-Manager of the fund since inception (September 1998)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987

HARTFORD GLOBAL TECHNOLOGY HLS FUND

INVESTMENT GOAL. The Hartford Global Technology HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase by the fund typically share the following attributes:

     -   A positive change in operating results is anticipated

     -   Unrecognized or undervalued capabilities are present

     - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the fund when:

     -   Target prices are achieved

     - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

     -   More attractive value in a comparable company is available

The fund will be relatively focused both with regard to position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001                         -22.81%
2002                         -38.59%
2003                          61.50%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 40.28% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -38.28%(3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                    SINCE INCEPTION
                                        1 YEAR       (MAY 1, 2000)
Class IA                                 61.50%        -18.16%
S&P 500 Index
  (reflects no deduction for fees or
  expenses)                              28.67%         -5.88%(1)
Goldman Sachs Technology Composite
   Index
  (reflects no deduction for fees or
   expenses)                             54.19%        -22.80%(1)


(1) Return is from 4/30/00.

    INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

    The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.85%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.05%
  Total operating expenses                                        0.90%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     92
  Year 3                                                      $    287
  Year 5                                                      $    498
  Year 10                                                     $  1,108


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (May 2000) by Wellington Management using a team of its global industry analysts that specialize in the technology industry.

HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top-down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

     - Concurrent with top-down analysis, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURN FOR CALENDAR YEAR 2003

2003                          32.81%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -0.93% (1ST QUARTER 2003).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                    SINCE INCEPTION
                                       1 YEAR       (APRIL 30, 2002)
Class IA                                 32.81%           8.71%
Russell 1000 Growth Index
  (reflects no deduction for fees or
  expenses)                              29.74%           2.72%


  INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.83%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.05%
  Total operating expenses                                        0.88%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     90
  Year 3                                                      $    281
  Year 5                                                      $    488
  Year 10                                                     $  1,084

[SIDENOTE]

Wellington Management

PORTFOLIO MANAGER

Andrew J. Shilling, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (April 2002)

-  Joined Wellington Management as a global industry analyst in 1994

-  Investment professional since 1989

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994                          -2.82%
1995                          27.66%
1996                          16.41%
1997                          12.42%
1998                          19.01%
1999                          55.17%
2000                           3.99%
2001                         -22.85%
2002                         -27.65%
2003                          43.79%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                       1 YEAR     5 YEARS     10 YEARS
Class IA(1)                              43.79%       5.31%       9.61%
Russell 3000 Growth Index
  (reflects no deduction for fees or
  expenses)                              30.97%      -4.69%       8.81%


(1) The fund's shares were re-designated IA shares on April 30, 2002.

    INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.62%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.02%
  Total operating expenses                                        0.64%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     65
  Year 3                                                      $    205
  Year 5                                                      $    357
  Year 10                                                     $    798


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Michael Carmen, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1999

- Employed by Kobrick Funds from 1997-1999, State Street Research and Management from 1992-1996 and 1997, and Montgomery Asset Management 1996 as an equity portfolio manager

                                                    HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999                           4.70%
2000                           1.03%
2001                           2.69%
2002                          -6.89%
2003                          23.18%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.34% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -5.94% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   SINCE
                                                INCEPTION
                                               (SEPTEMBER 30,
                            1 YEAR   5 YEARS       1998)
Class IA                     23.18%     4.50%       4.99%
Lehman Brothers High Yield
  Corporate Index
  (reflects no deduction for
  fees or expenses)          28.96%     5.23%       5.39%


  INDEX: The Lehman Brothers High Yield Corporate Index is a unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.75%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.03%
  Total operating expenses                                        0.78%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     80
  Year 3                                                      $    249
  Year 5                                                      $    433
  Year 10                                                     $    966


[SIDE NOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christine Mozonski

-  Vice President of Hartford Investment Management

-  Co-portfolio manager of the fund since 2002

-  Joined Hartford Investment Management in June 1992

- Investment professional involved in trading and portfolio management since that time

David Hillmeyer

-  Vice President of Hartford Investment Management

-  Co-portfolio manager of the fund since 2003

-  Joined Hartford Investment Management in 1995

-  Investment professional involved in trading and portfolio management since
   1992

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in Hartford Investment Management's opinion, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 2003, approximately 47.75 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Microsoft Corporation, Exxon Mobil Corporation, Pfizer, Inc. and Citigroup, Inc.

Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994                           0.94%
1995                          36.55%
1996                          22.09%
1997                          32.61%
1998                          28.06%
1999                          20.49%
2000                          -9.50%
2001                         -12.31%
2002                         -22.45%
2003                          28.13%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.17% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.37%
(3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                            1 YEAR   5 YEARS    10 YEARS
Class IA                     28.13%    -1.02%      10.50%
S&P 500 Index
  (reflects no deduction for
  fees or expenses)          28.67%    -0.57%      11.06%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                             CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.40%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.04%
  Total operating expenses                                        0.44%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     45
  Year 3                                                      $    141
  Year 5                                                      $    246
  Year 10                                                     $    555


[SIDE NOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Juliet Murphy

-  Assistant Vice President of Hartford Investment Management

-  Manager of the fund since 2003

-  Joined Hartford Investment Management in 1997

- Investment professional involved in trading, portfolio management and investment strategy since 1997

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top-down" analysis, economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality growth companies with market capitalizations above $2 billion. The key characteristics of high quality growth companies are:

   - strong earnings and revenue growth or the potential for strong earnings and revenue growth

   -  good management teams

   -  strong balance sheets

   - attractive relative valuations within a global or regional market or the security's primary trading market

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on growth companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top-down and bottom-up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002                         -17.21%
2003                          51.02%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.98% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.57% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                         SINCE INCEPTION
                               1 YEAR   (APRIL 30, 2001)
Class IA                        51.02%         2.76%
MSCI EAFE Index
 (reflects no deduction for
  fees or expenses)             39.16%         0.04%


  INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
   Management fees                                                0.85%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                 0.16%
   Total operating expenses                                       1.01%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $    103
  Year 3                                                      $    322
  Year 5                                                      $    558
  Year 10                                                     $  1,236


[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew S. Offit

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (April 2001)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

   - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

   - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

   - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the asset-weighted market cap of the MSCI AC World Free ex US Index. As of December 31, 2003, the range of market capitalizations of companies in the MSCI AC World Free ex US Index was between approximately $29 million and $179.2 billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994                          -1.94%
1995                          13.93%
1996                          12.93%
1997                           0.34%
1998                          13.16%
1999                          39.86%
2000                         -17.10%
2001                         -18.73%
2002                         -17.93%
2003                          33.10%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                            1 YEAR   5 YEARS    10 YEARS
Class IA                     33.10%     0.58%       3.96%
MSCI AC World Free ex US
  Index
  (reflects no deductions
  for fees or expenses)      41.40%     1.54%       4.66%


  INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.73%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.10%
  Total operating expenses                                        0.83%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     85
  Year 3                                                      $    265
  Year 5                                                      $    460
  Year 10                                                     $  1,025


[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Trond Skramstad

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1994

-  Joined Wellington Management in 1993

-  Investment professional since 1990

                                   HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

   -  a well-articulated business plan

   -  experienced management

   -  a sustainable competitive advantage

   -  strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002                          -5.08%
2003                          53.73%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.67% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -17.70% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                               SINCE INCEPTION
                                      1 YEAR   (APRIL 30, 2001)
Class IA                               53.73%      12.57%
S&P/Citigroup Broad Market Index
  LESS THAN $2 billion Euro-Pacific
  (reflects no deduction for fees
  or expenses)                         58.10%      10.93%
S&P/Citigroup Extended Market
   Euro-Pacific (EMI EPAC) Index
  (reflects no deduction for fees
  or expenses)                         52.93%       8.25%



  INDICES: The S&P/Citigroup Broad Market Index LESS THAN $2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion. The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the Broad Market Index. All developed countries are included except the US and Canada. The fund has changed its benchmark from the S&P/Citigroup Broad Market Index LESS THAN $2 billion Euro-Pacific to the S&P/Citigroup Extended Market Euro-Pacific Index because the fund's investment manager believes that the S&P/Citigroup Extended Market Euro-Pacific Index is better suited to the investment strategy of the fund. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.85%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.38%
  Total operating expenses                                        1.23%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $    125
  Year 3                                                      $    390
  Year 5                                                      $    676
  Year 10                                                     $  1,489


[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward L. Makin

-  Vice President of Wellington Management

-  Manager of the fund since inception (April 2001)

-  Joined Wellington Management as a portfolio manager in 1994

- Investment professional since 1987

HARTFORD MIDCAP HLS FUND

INVESTMENT GOAL. The Hartford MidCap HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2003, this range was between approximately $209.9 million and $17.0 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

     - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1998                          26.57%
1999                          51.81%
2000                          25.42%
2001                          -3.62%
2002                         -14.22%
2003                          37.67%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 30.49% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.53% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                          SINCE
                                                                        INCEPTION
                                                                        (JULY 14,
                                                   1 YEAR     5 YEARS     1997)
Class IA                                           37.67%      16.73%      19.24%
S&P MidCap 400
  Index (reflects no deduction for fees
  or expenses)                                     35.62%       9.22%      11.77%(1)



(1) Return is from 6/30/97.


    INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.68%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.04%
  Total operating expenses                                        0.72%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     74
  Year 3                                                                $    230
  Year 5                                                                $    401
  Year 10                                                               $    894


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

Phillip H. Perelmuter

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (July 1997)

-  Joined Wellington Management in 1995

-  Investment professional since 1983

                                                  HARTFORD MIDCAP VALUE HLS FUND

INVESTMENT GOAL. The Hartford MidCap Value HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2003, this range was between approximately $209.9 million and $17.0 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value

     -  strong management team

     -  strong industry position

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002                         -13.02%
2003                          43.29%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 20.74% (2ND QUARTER 2003)AND THE LOWEST QUARTERLY RETURN WAS -20.11% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                SINCE INCEPTION
                                                       1 YEAR   (APRIL 30, 2001)
Class IA                                               43.29%        8.43%
Russell 2500 Value
  Index (reflects no deduction for fees
  or expenses)                                         44.93%       12.92%


  INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.79%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.04%
  Total operating expenses                                        0.83%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     85
  Year 3                                                                $    265
  Year 5                                                                $    460
  Year 10                                                               $  1,025


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

The fund is managed by Wellington Management using a team of analysts led by James N. Mordy that specialize in value oriented investing.

James N. Mordy

-  Senior Vice President of Wellington Management

-  Manager of the fund and led team since inception (April 2001)

-  Joined Wellington Management as an analyst in 1985

-  Investment professional since 1985

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.


The fund may invest up to 100% of its total assets in securities of foreign issuers.


The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994                           3.95%
1995                           5.74%
1996                           5.18%
1997                           5.31%
1998                           5.25%
1999                           4.89%
2000                           6.10%
2001                           3.87%
2002                           1.47%
2003                           0.75%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.16% (3RD QUARTER
2003).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   1 YEAR      5 YEARS    10 YEARS
Class IA                                            0.75%       3.39%       4.24%
60-Day Treasury Bill
  Index (reflects no deduction for fees
  or expenses)                                      1.01%       3.39%       4.21%


  INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

  Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                   Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.45%
  Distribution and service (12b-1) fees                           None
  Other expenses                                                  0.04%
  Total operating expenses                                        0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     50
  Year 3                                                                $    157
  Year 5                                                                $    274
  Year 10                                                               $    616


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management



PORTFOLIO MANAGERS


Robert Crusha

-  Vice President of Hartford Investment Management

-  Manager of the fund since May 2002

-  Joined Hartford Investment Management in 1993

-  Investment professional involved in trading and portfolio management since
   1995


Adam Tonkinson

-  Investment Officer of Hartford Investment Management

-  Assistant Portfolio Manager of the fund since March 2004

-  Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

                                           HARTFORD MORTGAGE SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.


The fund may also purchase asset-backed securities.


MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.

Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994   -1.61%
1995   16.17%
1996    5.07%
1997    9.01%
1998    6.72%
1999    1.52%
2000   10.28%
2001    7.50%
2002    8.15%
2003    2.29%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.22% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -2.13% (1ST QUARTER
1994).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   1 YEAR      5 YEARS    10 YEARS
Class IA                                            2.29%       5.89%       6.40%
Lehman
  Mortgage-Backed Securities Index
  (reflects no deduction for fees or expenses)      3.05%       6.55%       6.89%


  INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.45%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     50
  Year 3                                                                $    157
  Year 5                                                                $    274
  Year 10                                                               $    616


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGERS


Christopher Hanlon


-  Senior Vice President of Hartford Investment Management


-  Co-Manager of the fund since March 2004

- Joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time

Russell M. Regenauer


-  Vice President of Hartford Investment Management

-  Co-Manager of the fund since September 2003

- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

HARTFORD SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford Small Company HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2003, this range was between approximately $7.3 million and $4.9 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth

     -  are undervalued in relation to their investment potential

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors

     - are relatively obscure and undiscovered by the overall investment community

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1997    18.38%
1998    11.62%
1999    65.83%
2000   -13.12%
2001   -14.92%
2002   -30.23%
2003    55.87%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.93% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.59% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                          SINCE
                                                                        INCEPTION
                                                                       (AUGUST 9,
                                                   1 YEAR     5 YEARS     1996)
Class IA                                           55.87%      5.92%     8.97%
Russell 2000 Growth
  Index (reflects no deduction for fees
  or expenses)                                     48.53%      0.86%     3.46%(1)


(1) Return is from 7/31/96.

    INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.72%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.76%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     78
  Year 3                                                                $    243
  Year 5                                                                $    422
  Year 10                                                               $    942


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

Steven C. Angeli, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since January 2000

-  Joined Wellington Management in 1994

-  Investment professional since 1990

                                               HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2003, this range was between approximately $7.3 million and $4.9 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1995    29.88%
1996     7.64%
1997     1.43%
1998    21.17%
1999   109.25%
2000   -15.08%
2001   -20.18%
2002   -28.83%
2003    50.06%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                          SINCE
                                                                        INCEPTION
                                                                         (MAY 2,
                                                   1 YEAR      5 YEARS    1994)
Class IA(1)                                        50.06%       8.66%    10.18%
Russell 2000 Growth Index (reflects no
  deduction for fees or expenses)                  48.53%       0.86%     6.06%(2)


(1) The fund's shares were re-designated Class IA shares on April 30, 2002.

(2) Return is from 4/30/94.

    INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.64%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.02%
  Total operating expenses                                                  0.66%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     67
  Year 3                                                                $    211
  Year 5                                                                $    368
  Year 10                                                               $    822


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS

James A. Rullo

-  Senior Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987

David J. Elliott

-  Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

- Joined Wellington Management as a Senior Systems Analyst in 1995 and has been an investment professional involved in quantitative analysis since 1999

HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top-down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

     - Top down analysis is followed by what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994    -1.80%
1995    34.10%
1996    24.37%
1997    31.38%
1998    33.47%
1999    19.78%
2000    -7.04%
2001   -12.23%
2002   -24.25%
2003    26.47%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.17% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   1 YEAR    5 YEARS     10 YEARS
Class IA                                           26.47%     -1.31%      10.39%
S&P 500 Index
  (reflects no deduction for fees or expenses)     28.67%     -0.57%      11.06%


  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.46%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.03%
  Total operating expenses                                                  0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     50
  Year 3                                                                $    157
  Year 5                                                                $    274
  Year 10                                                               $    616


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that Hartford Investment Management expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with an average life between one and ten years.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994    -6.44%
1995    18.78%
1996     2.21%
1997     9.08%
1998     8.87%
1999    -1.94%
2000    11.81%
2001     7.50%
2002    10.73%
2003     2.15%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.86% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -4.55% (1ST QUARTER
1994).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   1 YEAR      5 YEARS    10 YEARS
Class IA(1)                                         2.15%       5.92%       6.05%
Lehman Brothers Intermediate Government Bond
  Index (reflects no deduction for fees or
  expenses)                                         2.29%       6.19%       6.32%


(1) The fund's shares were re-designated Class IA shares on April 30, 2002.

    INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.45%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.02%
  Total operating expenses                                                  0.47%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     48
  Year 3                                                                $    151
  Year 5                                                                $    263
  Year 10                                                               $    591


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGERS


Christopher Hanlon


-  Senior Vice President of Hartford Investment Management


-  Manager of the fund since March 2004

- Joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time

Russell M. Regenauer


-  Vice President of Hartford Investment Management

-  Assistant portfolio manager of the fund since September 2002

- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002    -22.64%
2003     28.60%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.52% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -19.69% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                SINCE INCEPTION
                                                       1 YEAR   (APRIL 30, 2001)
Class IA                                               28.60%       -0.17%
Russell 1000 Value Index (reflects no
  deduction for fees or expenses)                      30.02%        1.85%


  INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.83%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.87%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     89
  Year 3                                                                $    278
  Year 5                                                                $    482
  Year 10                                                               $  1,073


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

The fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing.

John R. Ryan, CFA

-  Senior Vice President and Managing Partner of Wellington Management

-  Manager of the fund and led team since inception (April 2001)

-  Joined Wellington Management in 1981

- Investment professional involved in portfolio management and securities analysis since 1981

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  strong management team, and

     -  strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1997    25.24%
1998     9.64%
1999     8.96%
2000    18.49%
2001    -2.55%
2002   -24.95%
2003    41.87%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.05% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.32% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                          SINCE
                                                                        INCEPTION
                                                                         (MAY 1,
                                                   1 YEAR     5 YEARS     1996)
Class IA(1)                                        41.87%      6.02%       9.81%
Russell 3000 Value Index (reflects no
  deduction for fees or expenses)                  31.14%      4.16%      10.48%(2)


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2) Return is from 4/30/96.

    INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.68%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.03%
  Total operating expenses                                                  0.71%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     73
  Year 3                                                                $    227
  Year 5                                                                $    395
  Year 10                                                               $    883


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (May 1996) by Wellington Management using a team specializing in all-cap value investing.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest as part of their principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the Advisers HLS Fund, Bond HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may invest as part of their principal investment strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

The funds, other than the Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. The Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. The U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation HLS Fund, Global Communications HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (HOLDRs), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Certain funds are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Bond HLS Fund, Disciplined Equity HLS Fund, Equity Income HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

                                                         MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $225.9 billion in assets as of December 31, 2003. HL Advisors had over $53.1 billion in assets under management as of December 31, 2003. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Hartford HLS Series Fund II, Inc. has received an exemptive order from the SEC under which it uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those sub-advised by Hartford Investment Management.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2003, Wellington Management had investment management authority over approximately $394 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Bond HLS Fund, High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2003, Hartford Investment Management had investment management authority over approximately $32.4 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $100,000,000                                                      0.700%
Amount over $100 Million                                                0.600%

U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50,000,000                                                       0.500%
Amount over $50 Million                                                 0.450%

INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All Assets                                                              0.400%

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All Assets                                                              0.450%

BOND HLS FUND AND STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250,000,000                                                      0.525%
Next $250,000,000                                                       0.500%
Next $500,000,000                                                       0.475%
Amount Over $1 Billion                                                  0.450%

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, HIGH YIELD HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250,000,000                                                      0.775%
Next $250,000,000                                                       0.725%
Next $500,000,000                                                       0.675%
Amount Over $1 Billion                                                  0.625%

EQUITY INCOME HLS FUND, GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS
FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250,000,000                                                      0.825%
Next $250,000,000                                                       0.775%
Next $500,000,000                                                       0.725%
Amount Over $1 Billion                                                  0.675%

FOCUS HLS FUND, GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250,000,000                                                      0.850%
Next $250,000,000                                                       0.800%
Amount Over $500 Million                                                0.750%

For the year ended December 31, 2003, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

These fees, expressed as a percentage of net assets, were as follows:


FUND NAME                                                            ANNUAL RATE
---------                                                            -----------
Hartford Advisers HLS Fund                                              0.63%
Hartford Bond HLS Fund                                                  0.47%
Hartford Capital Appreciation HLS Fund                                  0.64%
Hartford Disciplined Equity HLS Fund                                    0.73%
Hartford Dividend and Growth HLS Fund                                   0.65%
Hartford Equity Income HLS Fund                                         0.83%
Hartford Focus HLS Fund                                                 0.85%
Hartford Global Advisers HLS Fund                                       0.77%
Hartford Global Communications HLS Fund                                 0.85%
Hartford Global Financial Services HLS Fund                             0.85%
Hartford Global Health HLS Fund                                         0.84%
Hartford Global Leaders HLS Fund                                        0.73%
Hartford Global Technology HLS Fund                                     0.85%
Hartford Growth HLS Fund                                                0.83%
Hartford Growth Opportunities HLS Fund                                  0.62%
Hartford High Yield HLS Fund                                            0.75%
Hartford Index HLS Fund                                                 0.40%
Hartford International Capital Appreciation HLS Fund                    0.85%
Hartford International Opportunities HLS Fund                           0.73%
Hartford International Small Company HLS Fund                           0.85%
Hartford MidCap HLS Fund                                                0.68%
Hartford MidCap Value HLS Fund                                          0.79%
Hartford Money Market HLS Fund                                          0.45%
Hartford Mortgage Securities HLS Fund                                   0.45%
Hartford Small Company HLS Fund                                         0.72%
Hartford SmallCap Growth HLS Fund                                       0.64%
Hartford Stock HLS Fund                                                 0.46%
Hartford U.S. Government Securities HLS Fund                            0.45%
Hartford Value HLS Fund                                                 0.83%
Hartford Value Opportunities HLS Fund                                   0.68%

                                                FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES


The funds may offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.


The funds offer two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Except for the Money Market HLS Fund, the funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined under procedures established by the applicable Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using prevailing exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the applicable Board of Directors. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market HLS Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except the Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the funds, negatively affect the funds' performance and increase transaction costs for all shareholders, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.


The funds are available for use with many different variable insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford Life, with respect to certain owners of the older variable annuity contracts, Hartford Life currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.


FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.


Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2003 and December 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before December 31, 2001 has been audited by the former independent public accountants to the funds. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.


HARTFORD ADVISERS HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $        19.59   $        23.44   $        26.65   $        29.65   $        29.85
Net investment income (loss)(b)                      0.42             0.51             0.64             0.68             0.68
Net realized and unrealized gain (loss)
  on investments(b)                                  3.18            (4.10)           (1.85)           (0.88)            2.21
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                  3.60            (3.59)           (1.21)           (0.20)            2.89
Less distributions:
  Dividends from net investment income(b)           (0.52)           (0.26)           (0.73)           (0.23)           (0.63)
  Distributions from net realized gain on
    investments(b)                                     --               --            (1.27)           (2.57)           (2.46)
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                              (0.52)           (0.26)           (2.00)           (2.80)           (3.09)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           3.08            (3.85)           (3.21)           (3.00)           (0.20)
Net asset value, end of period(b)          $        22.67   $        19.59   $        23.44   $        26.65   $        29.65
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     18.49%          (13.79%)          (4.64%)          (0.75%)          10.59%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $   10,358,449   $    9,249,397   $   11,836,564   $   13,430,507   $   14,082,895
Ratio of expenses to average net assets              0.67%            0.67%            0.66%            0.66%            0.65%
Ratio of net investment income (loss) to
  average net assets                                 2.03%            2.29%            2.51%            2.47%            2.46%
Portfolio turnover rate(a)                             48%              47%              34%              40%              38%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD BOND HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)    $        11.95   $        11.46   $        11.08   $         9.94   $        10.81
Net investment income (loss)(c)                      0.36             0.56             0.46             0.69             0.62
Net realized and unrealized gain (loss)
  on investments(c)                                  0.57            (0.01)            0.48             0.50            (0.84)
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(c)                  0.93             0.55             0.94             1.19            (0.22)
Less distributions:
  Dividends from net investment income(c)           (0.50)           (0.05)           (0.56)           (0.05)           (0.58)
  Distributions from net realized gain
    on investments(c)                               (0.06)           (0.01)              --               --            (0.07)
  Distributions from capital(c)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(c)                              (0.56)           (0.06)           (0.56)           (0.05)           (0.65)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(c)                                           0.37             0.49             0.38             1.14            (0.87)
Net asset value, end of period(c)          $        12.32   $        11.95   $        11.46   $        11.08   $         9.94
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(d)                                      7.85%           10.08%            8.68%           11.99%           (2.02%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    2,332,343   $    2,145,266   $    1,549,698   $    1,033,043   $      978,861
Ratio of expenses to average net assets              0.50%            0.51%            0.51%            0.52%            0.52%
Ratio of net investment income (loss) to
  average net assets                                 3.74%            5.58%            5.87%            6.54%            6.09%
Portfolio turnover rate(b)                            215%             108%             185%             169%             111%
Current Yield(a)                                     3.90%            5.01%            5.74%            6.13%            7.02%


(a) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(d) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD CAPITAL APPRECIATION HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $        31.70   $        39.75   $        59.26   $        60.95   $        47.59
Net investment income (loss)(b)                      0.26             0.15             0.21             0.41             0.23
Net realized and unrealized gain (loss)
  on investments(b)                                 13.17            (8.01)           (3.36)            7.57            16.43
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                 13.43            (7.86)           (3.15)            7.98            16.66
Less distributions:
  Dividends from net investment income(b)           (0.22)           (0.19)           (0.27)           (0.39)           (0.18)
  Distributions from net realized gain on
    investments(b)                                     --               --           (16.09)           (9.28)           (3.12)
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                              (0.22)           (0.19)          (16.36)           (9.67)           (3.30)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                          13.21            (8.05)          (19.51)           (1.69)           13.36
Net asset value, end of period(b)          $        44.91   $        31.70   $        39.75   $        59.26   $        60.95
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     42.38%          (19.70%)          (6.94%)          13.22%           37.46%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    8,912,749   $    6,240,859   $    8,734,600   $    9,581,897   $    7,963,003
Ratio of expenses to average net assets              0.69%            0.69%            0.68%            0.66%            0.66%
Ratio of net investment income (loss) to
  average net assets                                 0.77%            0.64%            0.57%            0.64%            0.46%
Portfolio turnover rate(a)                             94%              94%              92%             108%              66%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD DISCIPLINED EQUITY HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $         8.80   $        11.72   $        13.26   $        14.32   $        11.86
Net investment income (loss)(b)                      0.07             0.05             0.06             0.05             0.04
Net realized and unrealized gain (loss)
  on investments(b)                                  2.45            (2.97)           (1.10)           (0.85)            2.55
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                  2.52            (2.92)           (1.04)           (0.80)            2.59
Less distributions:
  Dividends from net investment income(b)           (0.12)              --               --            (0.05)           (0.04)
  Distributions from net realized gain on
    investments(b)                                     --               --            (0.50)           (0.21)           (0.09)
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                              (0.12)              --            (0.50)           (0.26)           (0.13)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           2.40            (2.92)           (1.54)           (1.06)            2.46
Net asset value, end of period(b)          $        11.20   $         8.80   $        11.72   $        13.26   $        14.32
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     28.82%          (24.65%)          (8.02%)          (5.64%)          21.82%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      685,888   $      460,807   $      416,013   $      379,905   $      201,857
Ratio of expenses to average net assets              0.78%            0.79%            0.79%            0.79%            0.82%
Ratio of net investment income (loss) to
  average net assets                                 0.89%            0.65%            0.54%            0.41%            0.63%
Portfolio turnover rate(a)                             73%              92%              85%              73%              54%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD DIVIDEND AND GROWTH HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $        15.09   $        18.80   $        21.24   $        21.49   $        21.60
Net investment income (loss)(b)                      0.24             0.25             0.31             0.35             0.34
Net realized and unrealized gain (loss)
  on investments(b)                                  3.79            (3.64)           (1.14)            1.78             0.75
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                  4.03            (3.39)           (0.83)            2.13             1.09
Less distributions:
  Dividends from net investment income(b)           (0.25)           (0.23)           (0.30)           (0.34)           (0.35)
  Distributions from net realized gain on
    investments(b)                                  (0.10)           (0.09)           (1.31)           (2.04)           (0.85)
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                              (0.35)           (0.32)           (1.61)           (2.38)           (1.20)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           3.68            (3.71)           (2.44)           (0.25)           (0.11)
Net asset value, end of period(b)          $        18.77   $        15.09   $        18.80   $        21.24   $        21.49
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     26.80%          (14.23%)          (4.04%)          10.95%            5.31%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    3,927,415   $    2,810,675   $    3,190,773   $    3,189,857   $    3,207,733
Ratio of expenses to average net assets              0.69%            0.69%            0.68%            0.68%            0.68%
Ratio of net investment income (loss) to
  average net assets                                 1.61%            1.56%            1.66%            1.70%            1.60%
Portfolio turnover rate(a)                             31%              43%              61%              59%              56%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD EQUITY INCOME HLS FUND


                                                 CLASS IA -
                                                PERIOD ENDED:
                                           10/31/03 - 12/31/03(a)
                                           ----------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $        10.00
Net investment income (loss)                            0.02
Net realized and unrealized gain (loss)
  on investments                                        0.75
                                              --------------
Total from investment operations                        0.77
Less distributions:
  Dividends from net investment income                 (0.02)
  Distributions from net realized gain
    on investments                                        --
  Distributions from capital                              --
                                              --------------
Total distributions                                    (0.02)
                                              --------------
Net increase (decrease) in net asset
  value                                                 0.75
Net asset value, end of period                $        10.75
                                              ==============
TOTAL RETURN(e)                                         7.65%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $        8,511
Ratio of expenses to average net assets                 1.13%(c)
Ratio of net investment income (loss) to
  average net assets                                    1.50%
Portfolio turnover rate(d)                                 2%


(a) The fund was declared effective by the Securities and Exchange Commission on October 31, 2003.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD FOCUS HLS FUND


                                                       CLASS IA - PERIOD ENDED:
                                                                                4/30/01-
                                              12/31/03         12/31/02        12/31/01(a)
                                           --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)    $         7.74   $        10.38   $        10.00
Net investment income (loss)(e)                      0.03             0.03             0.02
Net realized and unrealized gain (loss)
  on investments(e)                                  2.16            (2.66)            0.38
                                           --------------   --------------   --------------
Total from investment operations(e)                  2.19            (2.63)            0.40
Less distributions:
  Dividends from net investment income(e)           (0.03)              --            (0.02)
  Distributions from net realized gain
    on investments(e)                                  --            (0.01)              --
  Distributions from capital(e)                        --               --               --
                                           --------------   --------------   --------------
Total distributions(e)                              (0.03)           (0.01)           (0.02)
                                           --------------   --------------   --------------
Net increase (decrease) in net asset
  value(e)                                           2.16            (2.64)            0.38
Net asset value, end of period(e)          $         9.90   $         7.74   $        10.38
                                           ==============   ==============   ==============
TOTAL RETURN(f)                                     28.37%          (24.59%)           3.94%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $       49,891   $       35,237   $       32,968
Ratio of expenses to average net assets              0.90%            0.88%            0.95%(c)
Ratio of net investment income (loss) to
  average net assets                                 0.40%            0.40%            0.47%(c)
Portfolio turnover rate(d)                            129%             212%             113%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD GLOBAL ADVISERS HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $         9.16   $        10.07   $        11.49   $        13.97   $        11.55
Net investment income (loss)(b)                      0.12            (0.50)            0.23             0.46             0.40
Net realized and unrealized gain (loss)
  on investments(b)                                  1.95            (0.41)           (0.94)           (1.34)            2.27
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                  2.07            (0.91)           (0.71)           (0.88)            2.67
Less distributions:
  Dividends from net investment income(b)           (0.08)              --            (0.08)           (0.71)           (0.25)
  Dividends in excess of net investment
    income(b)                                          --               --               --               --               --
  Distributions from net realized gain on
    investments(b)                                     --               --            (0.63)           (0.89)              --
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                              (0.08)              --            (0.71)           (1.60)           (0.25)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           1.99            (0.91)           (1.42)           (2.48)            2.42
Net asset value, end of period(b)          $        11.15   $         9.16   $        10.07   $        11.49   $        13.97
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     22.26%           (8.95%)          (6.25%)          (6.63%)          23.16%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      312,492   $      269,329   $      331,784   $      384,648   $      396,147
Ratio of expenses to average net assets              0.84%            0.83%            0.86%            0.85%            0.85%
Ratio of net investment income (loss) to
  average net assets                                 1.26%            2.05%            2.21%            2.72%            2.59%
Portfolio turnover rate(a)                            452%             288%             346%             184%             142%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD GLOBAL COMMUNICATIONS HLS FUND


                                                       CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01
                                           --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $         4.47   $         6.37   $        10.00
Net investment income (loss)(b)                      0.01             0.01             0.03
Net realized and unrealized gain (loss)
  on investments(b)                                  2.69            (1.89)           (3.62)
                                           --------------   --------------   --------------
Total from investment operations(b)                  2.70            (1.88)           (3.59)
Less distributions:
  Dividends from net investment income(b)              --            (0.02)           (0.04)
  Distributions from net realized gain on
    investments(b)                                     --               --               --
  Distributions from capital(b)                        --               --               --
                                           --------------   --------------   --------------
Total distributions(b)                                 --            (0.02)           (0.04)
                                           --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           2.70            (1.90)           (3.63)
Net asset value, end of period(b)          $         7.17   $         4.47   $         6.37
                                           ==============   ==============   ==============
TOTAL RETURN(c)                                     60.37%          (29.36%)         (35.74%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $       17,302   $        8,177   $        7,679
Ratio of expenses to average net assets              1.01%            1.01%            0.92%
Ratio of net investment income (loss) to
  average net assets                                 0.19%            0.66%            0.38%
Portfolio turnover rate(a)                             90%             100%              95%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND


                                                       CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01
                                           --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $         7.51   $         9.37   $        10.00
Net investment income (loss)(b)                      0.13             0.08             0.07
Net realized and unrealized gain (loss)
  on investments(b)                                  2.14            (1.86)           (0.66)
                                           --------------   --------------   --------------
Total from investment operations(b)                  2.27            (1.78)           (0.59)
Less distributions:
  Dividends from net investment income(b)           (0.13)           (0.08)           (0.04)
  Distributions from net realized gain on
    investments(b)                                     --               --               --
  Distributions from capital(b)                        --               --               --
                                           --------------   --------------   --------------
Total distributions(b)                              (0.13)           (0.08)           (0.04)
                                           --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           2.14            (1.86)           (0.63)
Net asset value, end of period(b)          $         9.65   $         7.51   $         9.37
                                           ==============   ==============   ==============
TOTAL RETURN(c)                                     30.29%          (18.87%)          (5.72%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $       18,940   $       15,486   $       14,216
Ratio of expenses to average net assets              0.98%            1.15%            0.93%
Ratio of net investment income (loss) to
  average net assets                                 1.63%            1.11%            1.04%
Portfolio turnover rate(a)                            120%              80%             119%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the class of shares issued.

(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD GLOBAL HEALTH HLS FUND


                                                               CLASS IA - PERIOD ENDED:
                                                                                                 5/1/00-
                                              12/31/03         12/31/02         12/31/01       12/31/00(a)
                                           --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)    $        11.91   $        14.72   $        14.42   $        10.00
Net investment income (loss)(e)                      0.01             0.01               --             0.03
Net realized and unrealized gain (loss)
  on investments(e)                                  3.81            (2.79)            0.30             4.77
                                           --------------   --------------   --------------   --------------
Total from investment operations(e)                  3.82            (2.78)            0.30             4.80
Less distributions:
  Dividends from net investment income(e)           (0.01)              --               --            (0.03)
  Distributions from net realized gain
    on investments(e)                               (0.20)           (0.03)              --            (0.35)
  Distributions from capital(e)                        --               --               --               --
                                           --------------   --------------   --------------   --------------
Total distributions(e)                              (0.21)           (0.03)              --            (0.38)
                                           --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(e)                                           3.61            (2.81)            0.30             4.42
Net asset value, end of period(e)          $        15.52   $        11.91   $        14.72   $        14.42
                                           ==============   ==============   ==============   ==============
TOTAL RETURN(f)                                     32.31%          (16.97%)           2.04%           48.18%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      268,844   $      172,037   $      202,131   $      123,533
Ratio of expenses to average net assets              0.89%            0.90%            0.89%            0.90%(c)
Ratio of net investment income (loss) to
  average net assets                                 0.15%            0.10%            0.06%            0.59%(c)
Portfolio turnover rate(d)                             37%              60%              62%              46%


(a) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD GLOBAL LEADERS HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)    $        11.50   $        14.43   $        17.59   $        19.13   $        12.85
Net investment income (loss)(c)                      0.07             0.13             0.11             0.08             0.03
Net realized and unrealized gain (loss)
  on investments(c)                                  4.02            (2.95)           (3.02)           (1.42)            6.42
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(c)                  4.09            (2.82)           (2.91)           (1.34)            6.45
Less distributions:
  Dividends from net investment income(c)           (0.06)           (0.11)           (0.08)           (0.09)           (0.03)
  Distributions from net realized gain
    on investments(c)                                  --               --            (0.17)           (0.11)           (0.14)
  Distributions from capital(c)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(c)                              (0.06)           (0.11)           (0.25)           (0.20)           (0.17)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(c)                                           4.03            (2.93)           (3.16)           (1.54)            6.28
Net asset value, end of period(c)          $        15.53   $        11.50   $        14.43   $        17.59   $        19.13
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(d)                                     35.57%          (19.51%)         (16.58%)          (7.06%)          50.37%(a)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      728,049   $      544,901   $      484,661   $      572,517   $      179,675
Ratio of expenses to average net assets              0.80%            0.81%            0.81%            0.81%            0.86%(a)
Ratio of net investment income (loss) to
  average net assets                                 0.54%            1.06%            0.71%            0.63%            0.54%(a)
Portfolio turnover rate(b)                            292%             324%             363%             367%             207%



(a) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(c) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(d) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD GLOBAL TECHNOLOGY HLS FUND


                                                               CLASS IA - PERIOD ENDED:
                                                                                                 5/1/00-
                                              12/31/03         12/31/02         12/31/01       12/31/00(a)
                                           --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)    $         3.02   $         4.92   $         6.37   $        10.00
Net investment income (loss)(e)                        --            (0.05)           (0.02)           (0.01)
Net realized and unrealized gain (loss)
  on investments(e)                                  1.86            (1.85)           (1.43)           (3.62)
                                           --------------   --------------   --------------   --------------
Total from investment operations(e)                  1.86            (1.90)           (1.45)           (3.63)
Less distributions:
  Dividends from net investment income(e)              --               --               --               --
  Distributions from net realized gain
    on investments(e)                                  --               --               --               --
  Distributions from capital(e)                        --               --               --               --
                                           --------------   --------------   --------------   --------------
Total distributions(e)                                 --               --               --               --
                                           --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(e)                                           1.86            (1.90)           (1.45)           (3.63)
Net asset value, end of period(e)          $         4.88   $         3.02   $         4.92   $         6.37
                                           ==============   ==============   ==============   ==============
TOTAL RETURN(f)                                     61.50%          (38.59%)         (22.81%)         (37.45%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      138,243   $       54,596   $       86,074   $       71,276
Ratio of expenses to average net assets              0.90%            0.91%            0.89%            0.92%(c)
Ratio of net investment income (loss) to
  average net assets                                (0.55%)          (0.69%)          (0.49%)          (0.44%)(c)
Portfolio turnover rate(d)                            157%             155%             240%             150%


(a) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD GROWTH HLS FUND


                                               CLASS IA - PERIOD ENDED:
                                                              4/30/02 -
                                              12/31/03       12/31/02(a)
                                           --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $         8.66   $        10.00
Net investment income (loss)                        (0.01)              --
Net realized and unrealized gain (loss)
  on investments                                     2.85            (1.34)
                                           --------------   --------------
Total from investment operations                     2.84            (1.34)
Less distributions:
  Dividends from net investment income                 --               --
  Distributions from net realized gain
    on investments                                  (0.34)              --
  Distributions from capital                           --               --
                                           --------------   --------------
Total distributions                                 (0.34)              --
                                           --------------   --------------
Net increase (decrease) in net asset
  value                                              2.50            (1.34)
Net asset value, end of period             $        11.16   $         8.66
                                           ==============   ==============
TOTAL RETURN(e)                                     32.81%          (13.43%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      127,944   $       13,452
Ratio of expenses to average net assets              0.88%            0.99%(c)
Ratio of net investment income (loss) to
  average net assets                                (0.20%)          (0.01%)(c)
Portfolio turnover rate(d)                            111%              76%


(a) The fund commenced operations on April 30, 2002.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD GROWTH OPPORTUNITIES HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $        16.40   $        22.66   $        40.66   $        45.14   $        41.09
Net investment income (loss)                        (0.01)           (0.03)              --            (0.03)           (0.05)
Net realized and unrealized gain (loss)
  on investments                                     7.18            (6.23)           (9.21)            2.99            17.42
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations                     7.17            (6.26)           (9.21)            2.96            17.37
Less distributions:
  Dividends from net investment income                 --               --               --               --            (0.09)
  Distributions from net realized gain
    on investments                                     --               --            (8.79)           (7.44)          (13.23)
  Distributions from capital                           --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions                                    --               --            (8.79)           (7.44)          (13.32)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value                                              7.17            (6.26)          (18.00)           (4.48)            4.05
Net asset value, end of period             $        23.57   $        16.40   $        22.66   $        40.66   $        45.14
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(b)                                     43.79%          (27.65%)         (22.85%)           3.99%           55.17%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      696,900   $      478,045   $      755,068   $    1,063,005   $    1,044,728
Ratio of expenses to average net assets              0.64%            0.66%            0.65%            0.64%            0.66%
Ratio of net investment income (loss) to
  average net assets                                (0.05%)          (0.16%)          (0.01%)          (0.08%)          (0.18%)
Portfolio turnover rate(a)                            145%             189%             228%             120%             175%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD HIGH YIELD HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)    $         8.49   $         9.64   $         9.39   $        10.05   $        10.17
Net investment income (loss)(c)                      0.19             0.63             0.78             0.78             0.60
Net realized and unrealized gain (loss)
  on investments(c)                                  1.75            (1.73)           (0.52)           (0.68)           (0.13)
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(c)                  1.94            (1.10)            0.26             0.10             0.47
Less distributions:
  Dividends from net investment income(c)           (0.37)           (0.05)           (0.01)           (0.76)           (0.59)
  Distributions from net realized gain
    on investments(c)                                  --               --               --               --               --
  Distributions from capital(c)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(c)                              (0.37)           (0.05)           (0.01)           (0.76)           (0.59)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(c)                                           1.57            (1.15)            0.25            (0.66)           (0.12)
Net asset value, end of period(c)          $        10.06   $         8.49   $         9.64   $         9.39   $        10.05
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(d)                                     23.18%           (6.89%)           2.69%            1.03%            4.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      481,315   $      200,017   $      127,044   $       66,104   $       52,731
Ratio of expenses to average net assets              0.78%            0.82%            0.81%            0.81%            0.72%
Ratio of net investment income (loss) to
  average net assets                                 7.00%            9.33%            9.70%            9.15%            8.36%
Portfolio turnover rate(b)                             44%              60%              63%              69%              47%
Current Yield(a)                                     6.11%            9.18%           10.89%           10.75%            9.65%


(a) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(d) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD INDEX HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $        23.46   $        31.81   $        37.25   $        41.89   $        35.70
Net investment income (loss)(b)                      0.36             0.32             0.31             0.30             0.34
Net realized and unrealized gain (loss)
  on investments(b)                                  6.23            (8.29)           (4.87)           (4.24)            6.85
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                  6.59            (7.97)           (4.56)           (3.94)            7.19
Less distributions:
  Dividends from net investment income(b)           (0.37)           (0.28)           (0.29)           (0.31)           (0.40)
  Distributions from net realized gain on
    investments(b)                                  (0.08)           (0.10)           (0.59)           (0.39)           (0.60)
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                              (0.45)           (0.38)           (0.88)           (0.70)           (1.00)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           6.14            (8.35)           (5.44)           (4.64)            6.19
Net asset value, end of period(b)          $        29.60   $        23.46   $        31.81   $        37.25   $        41.89
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     28.13%          (22.45%)         (12.31%)          (9.50%)          20.49%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    1,934,490   $    1,553,260   $    1,976,361   $    2,387,000   $    2,581,436
Ratio of expenses to average net assets              0.44%            0.44%            0.43%            0.43%            0.43%
Ratio of net investment income (loss) to
  average net assets                                 1.40%            1.18%            0.91%            0.75%            0.95%
Portfolio turnover rate(a)                              3%              15%               5%               7%               3%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND


                                                       CLASS IA - PERIOD ENDED:
                                                                                4/30/01-
                                              12/31/03         12/31/02        12/31/01(a)
                                           --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)    $         7.09   $         8.59   $        10.00
Net investment income (loss)(e)                        --             0.03             0.01
Net realized and unrealized gain (loss)
  on investments(e)                                  3.61            (1.51)           (1.41)
                                           --------------   --------------   --------------
Total from investment operations(e)                  3.61            (1.48)           (1.40)
Less distributions:
  Dividends from net investment income(e)              --            (0.02)           (0.01)
  Distributions from net realized gain
    on investments(e)                               (0.50)              --               --
  Distributions from capital(e)                        --               --               --
                                           --------------   --------------   --------------
Total distributions(e)                              (0.50)           (0.02)           (0.01)
                                           --------------   --------------   --------------
Net increase (decrease) in net asset
  value(e)                                           3.11            (1.50)           (1.41)
Net asset value, end of period(e)          $        10.20   $         7.09   $         8.59
                                           ==============   ==============   ==============
TOTAL RETURN(f)                                     51.02%          (17.21%)         (13.98%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $       67,147   $       21,368   $        9,969
Ratio of expenses to average net assets              1.01%            1.26%            1.00%(c)
Ratio of net investment income (loss) to
  average net assets                                 0.23%            0.59%            0.42%(c)
Portfolio turnover rate(d)                            244%             285%             191%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $         7.66   $         9.53   $        13.64   $        18.76   $        13.55
Net investment income (loss)(b)                      0.09             0.17             0.12             0.18             0.19
Net realized and unrealized gain (loss)
  on investments(b)                                  2.44            (1.94)           (2.61)           (3.14)            5.20
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                  2.53            (1.77)           (2.49)           (2.96)            5.39
Less distributions:
  Dividends from net investment income(b)           (0.08)           (0.10)           (0.01)           (0.23)           (0.18)
  Distributions from net realized gain on
    investments(b)                                     --               --            (1.61)           (1.93)              --
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                              (0.08)           (0.10)           (1.62)           (2.16)           (0.18)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           2.45            (1.87)           (4.11)           (5.12)            5.21
Net asset value, end of period(b)          $        10.11   $         7.66   $         9.53   $        13.64   $        18.76
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     33.10%          (17.93%)         (18.73%)         (17.10%)          39.86%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      823,760   $      646,903   $      941,934   $    1,326,609   $    1,574,836
Ratio of expenses to average net assets              0.83%            0.81%            0.81%            0.78%            0.78%
Ratio of net investment income (loss) to
  average net assets                                 1.08%            1.23%            1.10%            1.16%            1.20%
Portfolio turnover rate(a)                            144%             161%             144%             159%             133%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND


                                                       CLASS IA - PERIOD ENDED:
                                                                                4/30/01-
                                              12/31/03         12/31/02        12/31/01(a)
                                           --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)    $         8.89   $         9.39   $        10.00
Net investment income (loss)(e)                      0.09             0.02             0.05
Net realized and unrealized gain (loss)
  on investments(e)                                  4.68            (0.52)           (0.64)
                                           --------------   --------------   --------------
Total from investment operations(e)                  4.77            (0.50)           (0.59)
Less distributions:
  Dividends from net investment income(e)           (0.11)              --            (0.02)
  Distributions from net realized gain
    on investments(e)                               (0.93)              --               --
  Distributions from capital(e)                        --               --               --
                                           --------------   --------------   --------------
Total distributions(e)                              (1.04)              --            (0.02)
                                           --------------   --------------   --------------
Net increase (decrease) in net asset
  value(e)                                           3.73            (0.50)           (0.61)
Net asset value, end of period(e)          $        12.62   $         8.89   $         9.39
                                           ==============   ==============   ==============
TOTAL RETURN(f)                                     53.73%           (5.08%)          (5.98%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $       44,088   $       16,722   $        4,373
Ratio of expenses to average net assets              1.23%            1.71%            1.00%(c)
Ratio of net investment income (loss) to
  average net assets                                 1.35%            0.23%            1.01%(c)
Portfolio turnover rate(d)                            150%             183%             168%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD MIDCAP HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $        17.93   $        20.93   $        24.67   $        20.53   $        14.39
Net investment income (loss)(b)                      0.04            (0.01)            0.03            (0.01)              --
Net realized and unrealized gain (loss)
  on investments(b)                                  6.71            (2.99)           (0.97)            5.18             7.25
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                  6.75            (3.00)           (0.94)            5.17             7.25
Less distributions:
  Dividends from net investment income(b)           (0.05)              --               --               --               --
  Distributions from net realized gain on
    investments(b)                                     --               --            (2.80)           (1.03)           (1.11)
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                              (0.05)              --            (2.80)           (1.03)           (1.11)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           6.70            (3.00)           (3.74)            4.14             6.14
Net asset value, end of period(b)          $        24.63   $        17.93   $        20.93   $        24.67   $        20.53
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     37.67%          (14.22%)          (3.62%)          25.42%           51.81%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    1,946,881   $    1,340,265   $    1,765,315   $    1,774,047   $      672,678
Ratio of expenses to average net assets              0.72%            0.72%            0.70%            0.70%            0.79%
Ratio of net investment income (loss) to
  average net assets                                 0.20%            0.09%            0.12%           (0.08%)          (0.15%)
Portfolio turnover rate(a)                             75%              90%             117%             138%             121%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD MIDCAP VALUE HLS FUND



                                                       CLASS IA - PERIOD ENDED:
                                                                                4/30/01-
                                              12/31/03         12/31/02        12/31/01(a)
                                           --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)    $         8.63   $         9.95   $        10.00
Net investment income (loss)(e)                      0.01             0.02             0.01
Net realized and unrealized gain (loss)
  on investments(e)                                  3.73            (1.32)           (0.05)
                                           --------------   --------------   --------------
Total from investment operations(e)                  3.74            (1.30)           (0.04)
Less distributions:
  Dividends from net investment income(e)              --            (0.02)           (0.01)
  Distributions from net realized gain
    on investments(e)                                  --               --               --
  Distributions from capital(e)                        --               --               --
                                           --------------   --------------   --------------
Total distributions(e)                                 --            (0.02)           (0.01)
                                           --------------   --------------   --------------
Net increase (decrease) in net asset
  value(e)                                           3.74            (1.32)           (0.05)
Net asset value, end of period(e)          $        12.37   $         8.63   $         9.95
                                           ==============   ==============   ==============
TOTAL RETURN(f)                                     43.29%          (13.02%)          (0.41%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      592,014   $      275,556   $       95,308
Ratio of expenses to average net assets              0.83%            0.88%            0.90%(c)
Ratio of net investment income (loss) to
  average net assets                                 0.25%            0.36%            0.47%(c)
Portfolio turnover rate(d)                             59%              42%              32%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD MONEY MARKET HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $         1.00   $         1.00   $         1.00   $         1.00   $         1.00
Net investment income (loss)                         0.01             0.01             0.04             0.06             0.07
Net realized and unrealized gain (loss)
  on investments                                       --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations                     0.01             0.01             0.04             0.06             0.07
Less distributions:
  Dividends from net investment income              (0.01)           (0.01)           (0.04)           (0.06)           (0.07)
  Distributions from net realized gain
    on investments                                     --               --               --               --               --
  Distributions from capital                           --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions                                 (0.01)           (0.01)           (0.04)           (0.06)           (0.07)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value                                                --               --               --               --               --
Net asset value, end of period             $         1.00   $         1.00   $         1.00   $         1.00   $         1.00
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(b)                                      0.75%            1.47%            3.87%            6.10%            4.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    1,609,439   $    2,319,456   $    1,867,520   $    1,242,275   $    1,257,436
Ratio of expenses to average net assets              0.49%            0.49%            0.48%            0.48%            0.47%
Ratio of net investment income (loss) to
  average net assets                                 0.75%            1.43%            3.58%            5.91%            4.81%
Current Yield(a)                                     0.68%            1.00%            1.80%            6.20%            5.34%
Effective Yield(a)                                   0.69%            1.01%            1.82%            6.39%            5.49%


(a) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD MORTGAGE SECURITIES HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)    $        12.01   $        11.54   $        11.38   $        10.39   $        10.85
Net investment income (loss)(c)                      0.35             0.37             0.49             0.75             0.68
Net realized and unrealized gain (loss)
  on investments(c)                                 (0.08)            0.15             0.34             0.32            (0.52)
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(c)                  0.27             0.52             0.83             1.07             0.16
Less distributions:
  Dividends from net investment income(c)           (0.38)           (0.05)           (0.67)           (0.08)           (0.62)
  Dividends in excess of net investment
    income(c)                                          --               --               --               --               --
  Distributions from net realized gain
    on investments(c)                               (0.06)              --               --               --               --
  Distributions from capital(c)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(c)                              (0.44)           (0.05)           (0.67)           (0.08)           (0.62)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(c)                                          (0.17)            0.47             0.16             0.99            (0.46)
Net asset value, end of period(c)          $        11.84   $        12.01   $        11.54   $        11.38   $        10.39
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(d)                                      2.29%            8.15%            7.50%           10.28%            1.52%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      587,833   $      727,323   $      424,603   $      310,825   $      339,767
Ratio of expenses to average net assets              0.49%            0.49%            0.48%            0.48%            0.48%
Ratio of net investment income (loss) to
  average net assets                                 2.84%            3.86%            5.64%            6.43%            5.98%
Portfolio turnover rate(b)                            111%             339%             233%             534%             472%
Current Yield(a)                                     4.29%            3.31%            4.86%            6.68%            6.83%


(a) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(d) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD SMALL COMPANY HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $         9.29   $        13.32   $        16.87   $        21.88   $        13.21
Net investment income (loss)(b)                     (0.04)           (0.08)            0.01             0.03            (0.05)
Net realized and unrealized gain (loss)
  on investments(b)                                  5.24            (3.95)           (2.53)           (2.54)            8.75
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                  5.20            (4.03)           (2.52)           (2.51)            8.70
Less distributions:
  Dividends from net investment income(b)              --               --               --               --               --
  Distributions from net realized gain on
    investments(b)                                     --               --            (1.03)           (2.50)           (0.03)
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                                 --               --            (1.03)           (2.50)           (0.03)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           5.20            (4.03)           (3.55)           (5.01)            8.67
Net asset value, end of period(b)          $        14.49   $         9.29   $        13.32   $        16.87   $        21.88
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     55.87%          (30.23%)         (14.92%)         (13.12%)          65.83%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      851,283   $      495,074   $      745,253   $      908,886   $      757,302
Ratio of expenses to average net assets              0.76%            0.77%            0.76%            0.74%            0.78%
Ratio of net investment income (loss) to
  average net assets                                (0.49%)          (0.30%)           0.03%              --            (0.45%)
Portfolio turnover rate(a)                            171%             222%             227%             195%             181%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD SMALLCAP GROWTH HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $        11.70   $        16.44   $        23.73   $        33.79   $        16.70
Net investment income (loss)                           --            (0.02)              --               --            (0.04)
Net realized and unrealized gain (loss)
  on investments                                     5.85            (4.72)           (4.91)           (3.06)           17.86
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations                     5.85            (4.74)           (4.91)           (3.06)           17.82
Less distributions:
  Dividends from net investment income                 --               --               --               --            (0.01)
  Distributions from net realized gain
    on investments                                     --               --            (2.38)           (7.00)           (0.72)
  Distributions from capital                           --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions                                    --               --            (2.38)           (7.00)           (0.73)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value                                              5.85            (4.74)           (7.29)          (10.06)           17.09
Net asset value, end of period             $        17.55   $        11.70   $        16.44   $        23.73   $        33.79
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(b)                                     50.06%          (28.83%)         (20.18%)         (15.08%)         109.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      346,380   $      184,062   $      272,272   $      352,615   $      333,158
Ratio of expenses to average net assets              0.66%            0.69%            0.68%            0.66%            0.72%
Ratio of net investment income (loss) to
  average net assets                                (0.01%)          (0.18%)          (0.02%)           0.01%           (0.22%)
Portfolio turnover rate(a)                            101%              99%             164%             160%             264%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD STOCK HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)    $        35.46   $        47.36   $        58.80   $        71.47   $        65.62
Net investment income (loss)(b)                      0.46             0.43             0.41             0.39             0.50
Net realized and unrealized gain (loss)
  on investments(b)                                  8.93           (11.94)           (7.42)           (5.00)           11.43
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations(b)                  9.39           (11.51)           (7.01)           (4.61)           11.93
Less distributions:
  Dividends from net investment income(b)           (0.48)           (0.39)           (0.38)           (0.41)           (0.49)
  Distributions from net realized gain on
    investments(b)                                     --               --            (4.05)           (7.65)           (5.59)
  Distributions from capital(b)                        --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions(b)                              (0.48)           (0.39)           (4.43)           (8.06)           (6.08)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value(b)                                           8.91           (11.90)          (11.44)          (12.67)            5.85
Net asset value, end of period(b)          $        44.37   $        35.46   $        47.36   $        58.80   $        71.47
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(c)                                     26.47%          (24.25%)         (12.23%)          (7.04%)          19.78%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    6,014,675   $    5,094,276   $    7,834,643   $    9,590,018   $    9,400,385
Ratio of expenses to average net assets              0.49%            0.49%            0.49%            0.48%            0.48%
Ratio of net investment income (loss) to
  average net assets                                 1.18%            0.97%            0.80%            0.64%            0.80%
Portfolio turnover rate(a)                             37%              44%              39%              40%              39%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $        11.36   $        10.79   $        10.59   $        10.13   $        10.93
Net investment income (loss)                         0.31             0.22             0.50             0.70             0.63
Net realized and unrealized gain (loss)
  on investments                                    (0.07)            0.89             0.28             0.46            (0.84)
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations                     0.24             1.11             0.78             1.16            (0.21)
Less distributions:
  Dividends from net investment income              (0.17)           (0.54)           (0.58)           (0.70)           (0.59)
  Distributions from net realized gain
    on investments                                     --               --               --               --               --
  Distributions from capital                           --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions                                 (0.17)           (0.54)           (0.58)           (0.70)           (0.59)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value                                              0.07             0.57             0.20             0.46            (0.80)
Net asset value, end of period             $        11.43   $        11.36   $        10.79   $        10.59   $        10.13
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(b)                                      2.15%           10.73%            7.50%           11.81%           (1.94%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      514,243   $      590,626   $      174,333   $      141,415   $      138,658
Ratio of expenses to average net assets              0.47%            0.49%            0.51%            0.52%            0.52%
Ratio of net investment income (loss) to
  average net assets                                 2.74%            3.47%            5.55%            6.28%            5.64%
Portfolio turnover rate(a)                            191%             283%             155%             128%              97%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD VALUE HLS FUND


                                                       CLASS IA - PERIOD ENDED:
                                                                                4/30/01-
                                              12/31/03         12/31/02        12/31/01(a)
                                           --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)    $         7.61   $         9.94   $        10.00
Net investment income (loss)(e)                      0.10             0.08             0.03
Net realized and unrealized gain (loss)
  on investments(e)                                  2.08            (2.33)           (0.02)
                                           --------------   --------------   --------------
Total from investment operations(e)                  2.18            (2.25)            0.01
Less distributions:
  Dividends from net investment income(e)           (0.07)           (0.08)           (0.03)
  Distributions from net realized gain
    on investments(e)                                  --               --            (0.04)
  Distributions from capital(e)                        --               --               --
                                           --------------   --------------   --------------
Total distributions(e)                              (0.07)           (0.08)           (0.07)
                                           --------------   --------------   --------------
Net increase (decrease) in net asset
  value(e)                                           2.11            (2.33)           (0.06)
Net asset value, end of period(e)          $         9.72   $         7.61   $         9.94
                                           ==============   ==============   ==============
TOTAL RETURN(f)                                     28.60%          (22.64%)           0.06%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      155,085   $       69,388   $       40,759
Ratio of expenses to average net assets              0.87%            0.89%            0.90%(c)
Ratio of net investment income (loss) to
  average net assets                                 1.53%            1.30%            1.02%(c)
Portfolio turnover rate(d)                             40%              37%              16%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect stock split for Class IA shares effective November 22, 2002.
(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD VALUE OPPORTUNITIES HLS FUND


                                                                        CLASS IA - PERIOD ENDED:
                                              12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                           --------------   --------------   --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $        10.86   $        14.83   $        17.38   $        15.65   $        14.38
Net investment income (loss)                         0.06             0.07             0.08             0.14             0.13
Net realized and unrealized gain (loss)
  on investments                                     4.48            (3.68)           (0.48)            2.68             1.15
                                           --------------   --------------   --------------   --------------   --------------
Total from investment operations                     4.54            (3.61)           (0.40)            2.82             1.28
Less distributions:
  Dividends from net investment income              (0.07)           (0.09)           (0.11)           (0.13)              --
  Distributions from net realized gain
    on investments                                     --            (0.27)           (2.04)           (0.96)           (0.01)
  Distributions from capital                           --               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
Total distributions                                 (0.07)           (0.36)           (2.15)           (1.09)           (0.01)
                                           --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net asset
  value                                              4.47            (3.97)           (2.55)            1.73             1.27
Net asset value, end of period             $        15.33   $        10.86   $        14.83   $        17.38   $        15.65
                                           ==============   ==============   ==============   ==============   ==============
TOTAL RETURN(b)                                     41.87%          (24.95%)          (2.55%)          18.49%            8.96%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $      156,879   $       88,793   $      130,567   $      111,590   $       94,583
Ratio of expenses to average net assets              0.71%            0.73%            0.73%            0.76%            0.78%
Ratio of net investment income (loss) to
  average net assets                                 0.62%            0.60%            0.68%            0.87%            0.85%
Portfolio turnover rate(a)                             48%              67%             147%             171%             211%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection of;
PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain Personal Information from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2003 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                             811-08629
Hartford HLS Series Fund II, Inc.                                      811-04615

HARTFORD HLS FUNDS

CLASS IB SHARES

PROSPECTUS

MAY 1, 2004

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HARTFORD ADVISERS HLS FUND
HARTFORD BOND HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND
  (FORMERLY HARTFORD GROWTH AND INCOME HLS FUND)
HARTFORD DIVIDEND AND GROWTH HLS FUND
HARTFORD EQUITY INCOME HLS FUND
HARTFORD FOCUS HLS FUND
HARTFORD GLOBAL ADVISERS HLS FUND
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
HARTFORD GLOBAL HEALTH HLS FUND
HARTFORD GLOBAL LEADERS HLS FUND
HARTFORD GLOBAL TECHNOLOGY HLS FUND
HARTFORD GROWTH HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND
HARTFORD INDEX HLS FUND
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
HARTFORD MIDCAP HLS FUND
HARTFORD MIDCAP VALUE HLS FUND
HARTFORD MONEY MARKET HLS FUND
HARTFORD MORTGAGE SECURITIES HLS FUND
HARTFORD SMALL COMPANY HLS FUND
HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD STOCK HLS FUND
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD VALUE HLS FUND
HARTFORD VALUE OPPORTUNITIES HLS FUND

HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                        PAGE
----------------------------------------------------------------------------------------------------
Introduction.                  Introduction                                                        2

A summary of each fund's       Hartford Advisers HLS Fund                                          3
goals, principal strategies,   Hartford Bond HLS Fund                                              6
main risks, performance and    Hartford Capital Appreciation HLS Fund                              9
fees.                          Hartford Disciplined Equity HLS Fund                               12
                               Hartford Dividend and Growth HLS Fund                              15
                               Hartford Equity Income HLS Fund                                    18
                               Hartford Focus HLS Fund                                            20
                               Hartford Global Advisers HLS Fund                                  23
                               Hartford Global Communications HLS Fund                            26
                               Hartford Global Financial Services HLS Fund                        30
                               Hartford Global Health HLS Fund                                    34
                               Hartford Global Leaders HLS Fund                                   38
                               Hartford Global Technology HLS Fund                                41
                               Hartford Growth HLS Fund                                           45
                               Hartford Growth Opportunities HLS Fund                             48
                               Hartford High Yield HLS Fund                                       51
                               Hartford Index HLS Fund                                            54
                               Hartford International Capital Appreciation HLS Fund               57
                               Hartford International Opportunities HLS Fund                      60
                               Hartford International Small Company HLS Fund                      63
                               Hartford MidCap HLS Fund                                           66
                               Hartford MidCap Value HLS Fund                                     69
                               Hartford Money Market HLS Fund                                     72
                               Hartford Mortgage Securities HLS Fund                              75
                               Hartford Small Company HLS Fund                                    78
                               Hartford SmallCap Growth HLS Fund                                  81
                               Hartford Stock HLS Fund                                            84
                               Hartford U.S. Government Securities HLS Fund                       87
                               Hartford Value HLS Fund                                            90
                               Hartford Value Opportunities HLS Fund                              93

Description of other           Investment strategies and investment matters                       96
investment strategies and
investment risks.

Investment manager and         Management of the funds                                            99
management fee information.

Further information on the     Further information on the funds                                  101
funds.                         Purchase and redemption of fund shares                            101
                               Distribution plan                                                 101
                               Determination of net asset value                                  102
                               Dividends and distributions                                       103
                               Right to reject or restrict purchase and exchange orders          103
                               Federal income taxes                                              103
                               Variable contract owner voting rights                             103
                               Plan participant voting rights                                    103
                               Performance related information                                   103
                               Distributor, Custodian and Transfer Agent                         104
                               Financial highlights                                              105
                               Privacy policy                                                    128
                               For more information                                       back cover

INTRODUCTION


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.


Each fund, except Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, is an investment portfolio of Hartford Series Fund, Inc. Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc.

Each fund, except the Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund and Focus HLS Fund, is a diversified fund. The Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund and Focus HLS Fund are non-diversified funds. The non-diversified funds other than the Focus HLS Fund are sometimes known as "sector funds." Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HL Advisors, Wellington Management and Hartford Investment Management is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

                                                      HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  stocks,

     -  debt securities, and

     -  money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 31, 1983, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994                          -2.98%
1995                          28.02%
1996                          16.30%
1997                          24.20%
1998                          24.39%
1999                          10.39%
2000                          -0.92%
2001                          -4.81%
2002                         -13.99%
2003                          18.20%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.85% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.91% (2ND QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                       1 YEAR      5 YEARS     10 YEARS
Class IB(1)                                            18.20%        1.14%        8.97%

S&P 500 Index (reflects no deduction for fees
  or expenses)                                         28.67%       -0.57%       11.06%

Lehman Brothers Government/ Credit Bond Index
  (reflects no deduction for fees or expenses)          4.66%        6.65%        6.98%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                                CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                                     Not applicable
  Maximum deferred sales charge (load)                                    Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                               0.63%
  Distribution and service (12b-1) fees                                         0.25%
  Other expenses                                                                0.04%
  Total operating expenses                                                      0.92%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                             $     94
  Year 3                                             $    293
  Year 5                                             $    509
  Year 10                                            $  1,131


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Co-portfolio manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976

John C. Keogh

-  Senior Vice President of Wellington Management

-  Co-portfolio manager of the fund since 2004

- Joined Wellington Management in 1983 and has been an investment professional involved in portfolio management since that time

HARTFORD BOND HLS FUND

INVESTMENT GOAL. The Hartford Bond HLS Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 80% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P), or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds."

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994                          -4.18%
1995                          18.19%
1996                           3.27%
1997                          11.07%
1998                           7.93%
1999                          -2.19%
2000                          11.79%
2001                           8.49%
2002                           9.83%
2003                           7.58%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.33% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -3.46% (1ST QUARTER
1994).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                       1 YEAR      5 YEARS      10 YEARS
Class IB(1)                                             7.58%        6.98%        6.99%

Lehman Brothers U.S. Aggregate Bond Index
  (reflects no deduction for fees or expenses)          4.11%        6.62%        6.95%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                                CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
     of offering price                                                    Not applicable
  Maximum deferred sales charge (load)                                    Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                               0.47%
  Distribution and service (12b-1) fees                                         0.25%
  Other expenses                                                                0.03%
  Total operating expenses                                                      0.75%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                             $     77
  Year 3                                             $    240
  Year 5                                             $    417
  Year 10                                            $    930


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi

-  Managing Director of Hartford Investment Management

-  Manager of the fund since 2003

-  Joined Hartford Investment Management in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

                                          HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on April 2, 1984, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994                           2.25%
1995                          29.93%
1996                          20.40%
1997                          22.04%
1998                          15.24%
1999                          37.21%
2000                          13.02%
2001                          -7.10%
2002                         -19.88%
2003                          42.02%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.27% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -19.07% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                       1 YEAR      5 YEARS     10 YEARS
Class IB(1)                                            42.02%       10.39%       13.94%

S&P 500 Index
  (reflects no deduction for fees or expenses)         28.67%       -0.57%       11.06%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                                CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                                     Not applicable
  Maximum deferred sales charge (load)                                    Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                               0.64%
  Distribution and service (12b-1) fees                                         0.25%
  Other expenses                                                                0.05%
  Total operating expenses                                                      0.94%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                             $     96
  Year 3                                             $    300
  Year 5                                             $    520
  Year 10                                            $  1,155


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Saul J. Pannell, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1991

-  Joined Wellington Management in 1979

- Investment professional since 1974

HARTFORD DISCIPLINED EQUITY HLS FUND
(FORMERLY HARTFORD GROWTH AND INCOME HLS FUND)

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

1999                          21.61%
2000                          -5.81%
2001                          -8.18%
2002                         -24.85%
2003                          28.50%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.60% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.54% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                             SINCE INCEPTION
                                                       1 YEAR      5 YEARS    (MAY 29, 1998)
Class IB                                               28.50%        0.31%        3.42%

S&P 500 Index
  (reflects no deduction for fees
  or expenses)                                         28.67%       -0.57%        1.80%(1)



(1)  Return is from 5/31/98.


     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                                CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
     of offering price                                                    Not applicable
  Maximum deferred sales charge (load)                                    Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                               0.73%
  Distribution and service (12b-1) fees                                         0.25%
  Other expenses                                                                0.05%
  Total operating expenses                                                      1.03%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                             $    105
  Year 3                                             $    328
  Year 5                                             $    569
  Year 10                                            $  1,259


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

James A. Rullo, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (May 1998)

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987

                                           HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 9, 1994, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1995                          36.03%
1996                          22.60%
1997                          31.56%
1998                          16.18%
1999                           5.12%
2000                          10.75%
2001                          -4.21%
2002                         -14.42%
2003                          26.48%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.80% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                               SINCE INCEPTION
                                                       1 YEAR        5 YEARS   (MARCH 9, 1994)
Class IB(1)                                             26.48%        3.84%         12.33%

S&P 500 Index (reflects no deduction for
  fees or expenses)                                     28.67%        -0.57%        11.16%(2)


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.


(2)  Return is from 2/28/94.


     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                                CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
     of offering price                                                    Not applicable
  Maximum deferred sales charge (load)                                    Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                               0.65%
  Distribution and service (12b-1) fees                                         0.25%
  Other expenses                                                                0.04%
  Total operating expenses                                                      0.94%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                             $     96
  Year 3                                             $    300
  Year 5                                             $    520
  Year 10                                            $  1,155


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA

-  Vice President of Wellington Management

-  Manager of the fund since July, 2001

-  Joined Wellington Management as a portfolio manager in 2000

-  Investment professional since 1980

- Employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982

HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                                CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                                     Not applicable
  Maximum deferred sales charge (load)                                    Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                               0.83%
  Distribution and service (12b-1) fees                                         0.25%
  Other expenses(1)                                                             0.30%
  Total operating expenses                                                      1.38%


(1)  Estimated.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                             $    141
  Year 3                                             $    437


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing.

John R. Ryan

-  Senior Vice President and Managing Partner of Wellington Management

-  Led the team since the fund's inception (October 31, 2003)

-  Joined Wellington Management in 1981

- Investment professional involved in portfolio management and securities analysis since 1981

HARTFORD FOCUS HLS FUND

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy to evaluate a security for purchase or sale by the fund. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

     -  Accelerating earnings and earnings per share growth

     -  A strong balance sheet combined with a high return on equity

     -  Unrecognized or undervalued assets

     -  A strong management team

     -  A leadership position within an industry

     -  Sustainable or increasing dividends

     -  Positive investor sentiment

The fund will consider selling a security when:

     -  Downside risk equals upside potential

     -  Decreasing trend of earnings growth is exhibited

     -  Excessive valuations are reached

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002                         -24.76%
2003                          28.05%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 14.50% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.87% (2ND QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                 SINCE INCEPTION
                                                       1 YEAR   (APRIL 30, 2001)
Class IB                                               28.05%         0.01%

S&P 500 Index (reflects no deduction for
  fees or expenses)                                    28.67%        -2.68%


     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                                CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                                     Not applicable
  Maximum deferred sales charge (load)                                    Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                               0.85%
  Distribution and service (12b-1) fees                                         0.25%
  Other expenses                                                                0.05%
  Total operating expenses                                                      1.15%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                             $    117
  Year 3                                             $    365
  Year 5                                             $    633
  Year 10                                            $  1,398


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since inception (April 2001)

-  Joined Wellington Management in 1990

-  Investment professional since 1976

HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.

PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among at least three countries, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.

The fund actively allocates its assets among three categories:

     -  equity securities

     -  debt securities

     -  money market instruments

The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund. The fund favors securities of high quality growth companies which, in the opinion of Wellington Management, are leaders in their respective industries.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly know as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 450%.

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 1, 1995, it did not offer Class IB shares until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996                          11.51%
1997                           5.26%
1998                          13.06%
1999                          22.86%
2000                          -6.80%
2001                          -6.42%
2002                          -9.15%
2003                          21.97%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.11% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.74% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                             SINCE INCEPTION
                                                       1 YEAR      5 YEARS   (MARCH 1, 1995)
Class IB(1)                                            21.97%        3.50%         7.02%

Morgan Stanley Capital International World Index
  (reflects no deduction for fees or expenses)         33.76%       -0.39%         7.95%(2)

Lehman Brothers Global Aggregate Index
  (reflects no deduction for fees or expenses)          3.17%        5.94%         7.97%(2)


(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

(2)  Return is from 2/28/95.

     INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

     The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                                CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                                     Not applicable
  Maximum deferred sales charge (load)                                    Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                               0.77%
  Distribution and service (12b-1) fees                                         0.25%
  Other expenses                                                                0.07%
  Total operating expenses                                                      1.09%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                             $    111
  Year 3                                             $    347
  Year 5                                             $    601
  Year 10                                            $  1,329


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-  Senior Vice President of Wellington Management

- Manager of the equity component of the fund since 2001 and Associate Manager of the equity component of the fund since 1997

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987

The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans

-  Senior Vice President of Wellington Management

-  Manager of the debt component of the fund since inception (March 1995)

-  Joined Wellington Management in 1995

-  Investment professional since 1985

Scott M. Elliott, CFA

-  Senior Vice President of Wellington Management

-  Manager of the asset allocation of the fund since 2001

-  Joined Wellington Management in 1994

-  Investment professional since 1990

HARTFORD GLOBAL COMMUNICATIONS HLS FUND

INVESTMENT GOAL. The Hartford Global Communications HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

     - The current market price of its stock is at the low end of its historical relative valuation range

     - A positive change in operating results is anticipated but not yet reflected in the price of its stock

     -  Unrecognized or undervalued assets

     - Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

     -  Its target price is achieved

     - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

     - Equity securities of other comparable issuers in an industry are available at more attractive prices

The fund will be relatively focused both with regard to position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations with each other (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2001                         -35.88%
2002                         -29.50%
2003                          59.97%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 29.39% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -22.67% (2ND QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                  SINCE INCEPTION
                                                       1 YEAR   (DECEMBER 27, 2000)
Class IB                                               59.97%        -10.26%

S&P 500 Index
  (reflects no deduction for fees or expenses)         28.67%         -4.05%(1)

MSCI AC
  (All Country) World Free Telecommunication Services
  Index
  (reflects no deduction for fees or expenses)         27.44%        -11.35%(1)


(1)  Return is from 12/31/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The MSCI AC (All Country) World Free Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                                CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
     offering price                                                       Not applicable
  Maximum deferred sales charge (load)                                    Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                               0.85%
  Distribution and service (12b-1) fees                                         0.25%
  Other expenses                                                                0.16%
  Total operating expenses                                                      1.26%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                             $    128
  Year 3                                             $    400
  Year 5                                             $    692
  Year 10                                            $  1,523


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (December 2000) by Wellington Management using a team of its global industry analysts that specialize in the communications industry.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

INVESTMENT GOAL. The Hartford Global Financial Services HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -  Management focuses on rewarding shareholders

     -  Market expectations of future earnings are too low

     - Market value does not reflect the fact that earnings are understated due to conservative accounting

     - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

     - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

     - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

     -  Its issuer's management no longer appears to promote shareholder value

     -  Market expectations of future earnings are too high

     - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

     -  Market value exceeds the true value of the issuer's component businesses

     - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

     - Market value does not reflect the risk of potential problems in an important business component

     - Equity securities of other comparable issuers in an industry are available at more attractive prices

The fund will be relatively focused both with regard to position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2001     -5.91%
2002    -19.04%
2003     29.96%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.61% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.31% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                 SINCE INCEPTION
                                                  1 YEAR       (DECEMBER 27, 2000)
Class IB                                          29.96%             -0.36%

S&P 500 Index
  (reflects no deduction for fees or expenses)    28.67%             -4.05%(1)

MSCI Finance ex Real Estate Index
  (reflects no deduction for fees or expenses)    38.90%             -1.05%(1)


(1)  Return is from 12/31/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                      Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.85%
  Distribution and service (12b-1) fees                     0.25%
  Other expenses                                            0.13%
  Total operating expenses                                  1.23%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                    $   125
  Year 3                                                    $   390
  Year 5                                                    $   676
  Year 10                                                   $ 1,489


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (December 2000) by Wellington Management using a team of its global industry analysts that specialize in the financial services industry.

HARTFORD GLOBAL HEALTH HLS FUND

INVESTMENT GOAL. The Hartford Global Health HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Investments in the fund are allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase by the fund typically share the following attributes:

     -  The company's business franchise is temporarily mispriced

     -  The company has under-appreciated new product pipelines

     - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

     -  The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the fund when:

     -  Target prices are achieved

     -  Fundamental expectations are not met

     -  A company's prospects become less appealing

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late, in recognizing opportunity.

The fund will be relatively focused both with regard to position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in the securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2001      1.86%
2002    -17.16%
2003     31.98%


DURING THE PERIODS SHOWN INT HE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.50% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -14.80% (2ND QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                 SINCE INCEPTION
                                                    1 YEAR        (MAY 1, 2000)
Class IB                                            31.98%            14.59%

S&P 500 Index
  (reflects no deduction for fees or expenses)      28.67%            -5.88%(1)

Goldman Sachs Health Care Index
  (reflects no deduction for fees or expenses)      23.20%             2.86%(1)


(1)  Return is from 4/30/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                              CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                      Not applicable
  Maximum deferred sales charge (load)                  Not applicable
  Exchange fees                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.84%
  Distribution and service (12b-1) fees                     0.25%
  Other expenses                                            0.05%
  Total operating expenses                                  1.14%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                    $   116
  Year 3                                                    $   362
  Year 5                                                    $   628
  Year 10                                                   $ 1,386


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (May 2000) by Wellington Management using a team of its global industry analysts that specialize in the health care industry.

HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

     - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

[CHART]

1999     50.11%
2000     -7.22%
2001    -16.73%
2002    -19.70%
2003     35.24%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.76% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.08% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                             SINCE INCEPTION
                                                                              (SEPTEMBER 30,
                                                       1 YEAR      5 YEARS         1998)
Class IB                                                35.24%       4.72%         10.13%

Morgan Stanley Capital International World Index
  (reflects no deduction for fees or expenses)          33.76%      -0.39%          3.34%


     INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of
     offering price                                              Not applicable
   Maximum deferred sales charge (load)                          Not applicable
   Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                     0.73%
  Distribution and service (12b-1) fees                               0.25%
  Other expenses                                                      0.07%
  Total operating expenses                                            1.05%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES                                                                CLASS IB
  (with or without redemption)
  Year 1                                                                $    107
  Year 3                                                                $    334
  Year 5                                                                $    579
  Year 10                                                               $  1,283


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew S. Offit

-  Senior Vice President of Wellington Management

- Sole Manager of the fund since August 2001; Co-Manager of the fund since inception (September 1998)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987

                                             HARTFORD GLOBAL TECHNOLOGY HLS FUND

INVESTMENT GOAL. The Hartford Global Technology HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase by the fund typically share the following attributes:

     -  A positive change in operating results is anticipated

     -  Unrecognized or undervalued capabilities are present

     - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the fund when:

     -  Target prices are achieved

     - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

     -  More attractive value in a comparable company is available

The fund will be relatively focused both with regard to position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

[CHART]

2001    -22.95%
2002    -38.69%
2003     61.10%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 40.22% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -38.35% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                           SINCE INCEPTION
                                                             1 YEAR         (MAY 1, 2000)
Class IB                                                     61.10%            -18.32%

S&P 500 Index
  (reflects no deduction for fees or expenses)               28.67%             -5.88%(1)

Goldman Sachs Technology Composite Index
  (reflects no deduction for fees or expenses)               54.19%            -22.80%(1)


(1)  Return is from 4/30/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price  Not applicable
  Maximum deferred sales charge (load)                           Not applicable
  Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                     0.85%
  Distribution and service (12b-1) fees                               0.25%
  Other expenses                                                      0.05%
  Total operating expenses                                            1.15%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                 CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                         $    117
  Year 3                                                         $    365
  Year 5                                                         $    633
  Year 10                                                        $  1,398


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (May 2000) by Wellington Management using a team of its global industry analysts that specialize in the technology industry.

                                                        HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top-down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

     - Concurrent with top-down analysis, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IB TOTAL RETURN FOR CALENDAR YEAR 2003

[CHART]

2003    32.48%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.15% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -0.99% (1ST QUARTER 2003).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                             SINCE INCEPTION
                                                  1 YEAR     (APRIL 30, 2002)
Class IB                                          32.48%          8.44%

Russell 1000 Growth Index
  (reflects no deduction for fees or expenses)    29.74%          2.72%


     INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment) Maximum
  sales charge (load) as a percentage
    of offering price                                            Not applicable
  Maximum deferred sales charge (load)                           Not applicable
  Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                     0.83%
  Distribution and service (12b-1) fees                               0.25%
  Other expenses                                                      0.05%
  Total operating expenses                                            1.13%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                    CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                            $    115
  Year 3                                                            $    359
  Year 5                                                            $    622
  Year 10                                                           $  1,375


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew J. Shilling, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (April 2002)

-  Joined Wellington Management as a global industry analyst in 1994

-  Investment professional since 1989

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

[CHART]

1994     -3.06%
1995     27.36%
1996     16.13%
1997     12.15%
1998     18.72%
1999     54.81%
2000      3.72%
2001    -23.06%
2002    -27.83%
2003     43.43%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.22% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.41% (1ST QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                 1 YEAR    5 YEARS     10 YEARS
Class IB(1)                                      43.43%      5.04%       9.33%

Russell 3000 Growth Index
  (reflects no deduction for fees or expenses)   30.97%     -4.69%       8.81%


(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment) Maximum
  sales charge (load) as a percentage
    of offering price                                            Not applicable
  Maximum deferred sales charge (load)                           Not applicable
  Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                      0.62%
  Distribution and service (12b-1) fees                                0.25%
  Other expenses                                                       0.02%
  Total operating expenses                                             0.89%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                   CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                           $     91
  Year 3                                                           $    284
  Year 5                                                           $    493
  Year 10                                                          $  1,096


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Michael Carmen, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1999

- Employed by Kobrick Funds from 1997-1999, State Street Research and Management from 1992-1996 and 1997, and Montgomery Asset Management 1996 as an equity portfolio manager

                                                    HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

1999     4.49%
2000     0.85%
2001     2.54%
2002    -7.14%
2003    22.88%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.27% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -6.00% (3RD QUARTER
2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                                SINCE INCEPTION
                                                      1 YEAR      5 YEARS    (SEPTEMBER 30, 1998)
Class IB                                              22.88%       4.28%             4.78%

Lehman Brothers High Yield Corporate Index
  (reflects no deduction for fees or expenses)        28.96%       5.23%             5.39%


     INDEX: The Lehman Brothers   High Yield Corporate Index is a unmanaged
     broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment) Maximum
  sales charge (load) as a percentage
    of offering price                                            Not applicable
  Maximum deferred sales charge (load)                           Not applicable
  Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                     0.75%
  Distribution and service (12b-1) fees                               0.25%
  Other expenses                                                      0.03%
  Total operating expenses                                            1.03%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                               $    105
  Year 3                                                               $    328
  Year 5                                                               $    569
  Year 10                                                              $  1,259


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christine Mozonski

-  Vice President of Hartford Investment Management

-  Co-portfolio manager of the fund since 2002

-  Joined Hartford Investment Management in June 1992

- Investment professional involved in trading and portfolio management since that time

David Hillmeyer

-  Vice President of Hartford Investment Management

-  Co-portfolio manager of the fund since 2003

-  Joined Hartford Investment Management in 1995

-  Investment professional involved in trading and portfolio management since
   1992

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in Hartford Investment Management's opinion, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 2003, approximately 47.75 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Microsoft Corporation, Exxon Mobil Corporation, Pfizer, Inc. and Citigroup, Inc.

Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1987, Class IB shares of the fund were not offered until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994          0.68%
1995         36.21%
1996         21.79%
1997         32.28%
1998         27.74%
1999         20.20%
2000         -9.66%
2001        -12.47%
2002        -22.63%
2003         27.81%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.10% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.43% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                        1 YEAR       5 YEARS     10 YEARS
Class IB(1)                                             27.81%       -1.23%       10.25%

S&P 500 Index (reflects no deduction for fees
  or expenses)                                          28.67%       -0.57%       11.06%


(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
     of offering price                                           Not applicable
  Maximum deferred sales charge (load)                           Not applicable
  Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                    0.40%
  Distribution and service (12b-1) fees                              0.25%
  Other expenses                                                     0.04%
  Total operating expenses                                           0.69%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    70
  Year 3                                                                $   221
  Year 5                                                                $   384
  Year 10                                                               $   859


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Juliet Murphy

-  Assistant Vice President of Hartford Investment Management

-  Manager of the fund since 2003

-  Joined Hartford Investment Management in 1997

- Investment professional involved in trading, portfolio management and investment strategy since 1997

                            HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top-down" analysis, economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality growth companies with market capitalizations above $2 billion. The key characteristics of high quality growth companies are:

     - strong earnings and revenue growth or the potential for strong earnings and revenue growth

     -  good management teams

     -  strong balance sheets

     - attractive relative valuations within a global or regional market or the security's primary trading market

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on growth companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top-down and bottom-up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002        -17.40%
2003         50.65%


DURING THE PERIODS SHOWN IN THAT BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.90% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.62% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                               SINCE INCEPTION
                                                                     1 YEAR   (APRIL 30, 2001)
Class IB                                                             50.65%         2.53%

MSCI EAFE Index (reflects no deduction for fees or expenses)         39.16%         0.04%


     INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
     offering price                                              Not applicable
  Maximum deferred sales charge (load)                           Not applicable
  Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                    0.85%
  Distribution and service (12b-1) fees                              0.25%
  Other expenses                                                     0.16%
  Total operating expenses                                           1.26%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                               $    128
  Year 3                                                               $    400
  Year 5                                                               $    692
  Year 10                                                              $  1,523


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew S. Offit

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (April 2001)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

  - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

  - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

  - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the asset-weighted market cap of the MSCI AC World Free ex US Index. As of December 31, 2003, the range of market capitalizations of companies in the MSCI AC World Free ex US Index was between approximately $29 million and $179.2 billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 2, 1990, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994         -2.18%
1995         13.65%
1996         12.65%
1997          0.09%
1998         12.94%
1999         39.61%
2000        -17.25%
2001        -18.88%
2002        -18.12%
2003         32.76%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.11% (4TH QUARTER 199) AND THE LOWEST QUARTERLY RETURN WAS -21.76% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                       1 YEAR      5 YEARS      10 YEARS
Class IB(1)                                            32.76%       0.37%         3.73%

MSCI AC World Free ex US Index (reflects no
  deductions for fees or expenses)                     41.40%       1.54%         4.66%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering
     price                                                       Not applicable
  Maximum deferred sales charge (load)                           Not applicable
  Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                    0.73%
  Distribution and service (12b-1) fees                              0.25%
  Other expenses                                                     0.10%
  Total operating expenses                                           1.08%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
(with or without redemption)
  Year 1                                                              $     110
  Year 3                                                              $     343
  Year 5                                                              $     595
  Year 10                                                             $   1,317


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Trond Skramstad

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1994

-  Joined Wellington Management in 1993

-  Investment professional since 1990

                                   HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

  -  a well-articulated business plan

  -  experienced management

  -  a sustainable competitive advantage

  -  strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002         -5.30%
2003         53.35%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.59% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -17.76% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                              SINCE INCEPTION
                                                                    1 YEAR    (APRIL 30, 2001)
Class IB                                                            53.35%        12.32%

S&P/Citigroup Broad Market Index LESS THAN $2 billion Euro-
  Pacific (reflects no deduction for fees or expenses)              58.10%        10.93%

S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index
  (reflects no deduction for fees or expenses)                      52.93%         8.25%



     INDICES: The S&P/Citigroup Broad Market Index LESS THAN $2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion. The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the Broad Market Index. All developed countries are included except the US and Canada. The fund has changed its benchmark from the S&P/Citigroup Broad Market Index LESS THAN $2 billion Euro-Pacific to the S&P/Citigroup Extended Market Euro-Pacific Index because the fund's investment manager believes that the S&P/Citigroup Extended Market Euro-Pacific Index is better suited to the investment strategy of the fund. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                               Not applicable
  Maximum deferred sales charge (load)                           Not applicable
  Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                    0.85%
  Distribution and service (12b-1) fees                              0.25%
  Other expenses                                                     0.38%
  Total operating expenses                                           1.48%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                       CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                               $    151
  Year 3                                                               $    468
  Year 5                                                               $    808
  Year 10                                                              $  1,768


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward L. Makin

-  Vice President of Wellington Management

-  Manager of the fund since inception (April 2001)

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987

HARTFORD MIDCAP HLS FUND

INVESTMENT GOAL. The Hartford MidCap HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2003, this range was between approximately $209.9 million and $17.0 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a two-tiered investment strategy:

  - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

  - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 14, 1997, it did not offer Class IB shares of the fund until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDER YEAR(1)

1998         26.26%
1999         51.44%
2000         25.20%
2001         -3.79%
2002        -14.42%
2003         37.33%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 30.42% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.58% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                                   SINCE
                                                                                 INCEPTION
                                                         1 YEAR    5 YEARS    (JULY 14, 1997)
Class IB(1)                                              37.33%     16.48%        18.98%

S&P MidCap 400 Index (reflects no deduction for fees
  or expenses)                                           35.62%      9.22%        11.77%(2)


(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.


(2)  Return is from 6/30/97.


     INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering
  price                                                        Not applicable
  Maximum deferred sales charge (load)                         Not applicable
  Exchange fees                                                None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.68%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.04%
  Total operating expenses                                         0.97%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                              $    99
  Year 3                                                              $   309
  Year 5                                                              $   536
  Year 10                                                             $ 1,190


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Phillip H. Perelmuter

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (July 1997)

-  Joined Wellington Management in 1995

-  Investment professional since 1983

HARTFORD MIDCAP VALUE HLS FUND

INVESTMENT GOAL. The Hartford MidCap Value HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2003, this range was between approximately $209.9 million and $17.0 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value

     -  strong management team

     -  strong industry position

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002        -13.21%
2003         42.93%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 20.66% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.16% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                            SINCE INCEPTION
                                                                  1 YEAR    (APRIL 30, 2001)
Class IB                                                          42.93%         8.19%

Russell 2500 Value Index (reflects no deduction for fees or
  expenses)                                                       44.93%        12.92%


     INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering
    price                                                      Not applicable
  Maximum deferred sales charge (load)                         Not applicable
  Exchange fees                                                None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.79%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.04%
  Total operating expenses                                         1.08%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                             $    110
  Year 3                                                             $    343
  Year 5                                                             $    595
  Year 10                                                            $  1,317


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The fund is managed by Wellington Management using a team of analysts led by James N. Mordy that specialize in value oriented investing.

James N. Mordy

-  Senior Vice President of Wellington Management

-  Manager of the fund and led team since inception (April 2001)

-  Joined Wellington Management as an analyst in 1985

-  Investment professional since 1985

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.


The fund may invest up to 100% of its total assets in securities of foreign issuers.


The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on June 30, 1980, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994          3.71%
1995          5.47%
1996          4.92%
1997          5.07%
1998          5.05%
1999          4.71%
2000          5.91%
2001          3.68%
2002          1.24%
2003          0.50%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.52% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.10% (3RD QUARTER
2003).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                     1 YEAR       5 YEARS      10 YEARS
Class IB(1)                                           0.50%        3.18%         4.01%

60-Day Treasury Bill Index (reflects no deduction
  for fees or expenses)                               1.01%        3.39%         4.21%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

     Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                             Not applicable
  Maximum deferred sales charge (load)                         Not applicable
  Exchange fees                                                None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.45%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.04%
  Total operating expenses                                         0.74%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                              $    76
  Year 3                                                              $   237
  Year 5                                                              $   411
  Year 10                                                             $   918


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGERS


Robert Crusha

-  Vice President of Hartford Investment Management

-  Manager of the fund since May 2002

-  Joined Hartford Investment Management in 1993

-  Investment professional involved in trading and portfolio management since
   1995


Adam Tonkinson

-  Investment Officer of Hartford Investment Management

-  Assistant Portfolio Manager of the fund since March 2004

-  Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

                                           HARTFORD MORTGAGE SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.


The fund may also purchase asset-backed securities.


MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.

Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on January 1, 1985, it did not offer Class IB shares until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994         -1.86%
1995         15.88%
1996          4.81%
1997          8.74%
1998          6.45%
1999          1.18%
2000         10.08%
2001          7.30%
2002          7.89%
2003          2.03%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.16% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -2.19% (1ST QUARTER
1994)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                     1 YEAR       5 YEARS     10 YEARS
Class IB(1)                                           2.03%        5.64%         6.15%

Lehman Mortgage-Backed Securities Index
  (reflects no deduction for fees or expenses)        3.05%        6.55%         6.89%


(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
  offering price                                               Not applicable
  Maximum deferred sales charge (load)                         Not applicable
  Exchange fees                                                None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.45%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.04%
  Total operating expenses                                         0.74%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                      CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                              $    76
  Year 3                                                              $   237
  Year 5                                                              $   411
  Year 10                                                             $   918


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS


Christopher Hanlon


-  Senior Vice President of Hartford Investment Management


-  Co-Manager of the fund since March 2004

- Joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time

Russell M. Regenauer


-  Vice President of Hartford Investment Management

-  Co-Manager of the fund since September 2003

- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

HARTFORD SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford Small Company HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2003, this range was between approximately $7.3 million and $4.9 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth

     -  are undervalued in relation to their investment potential

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors

     - are relatively obscure and undiscovered by the overall investment community

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 9, 1996, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1997         18.08%
1998         11.41%
1999         65.45%
2000        -13.28%
2001        -15.07%
2002        -30.39%
2003         55.48%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.87% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.62% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                               SINCE INCEPTION
                                                          1 YEAR     5 YEARS   (AUGUST 9, 1996)
Class IB(1)                                               55.48%      5.70%          8.74%

Russell 2000 Growth Index (reflects no deduction for
  fees or expenses)                                       48.53%      0.86%          3.46%(2)


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares. (2) Return is from 7/31/96.

     INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                             Not applicable
  Maximum deferred sales charge (load)                         Not applicable
  Exchange fees                                                None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.72%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.04%
  Total operating expenses                                         1.01%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                             $    103
  Year 3                                                             $    322
  Year 5                                                             $    558
  Year 10                                                            $  1,236


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Steven C. Angeli, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since January 2000

-  Joined Wellington Management in 1994

-  Investment professional since 1990

                                               HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2003, this range was between approximately $7.3 million and $4.9 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 2, 1994, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1995         29.57%
1996          7.38%
1997          1.17%
1998         20.87%
1999        108.79%
2000        -15.30%
2001        -20.39%
2002        -29.00%
2003         49.70%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.65% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.23% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                                SINCE INCEPTION
                                                         1 YEAR      5 YEARS      (MAY 2, 1994)
Class IB(1)                                               49.70%      8.40%         9.91%

Russell 2000 Growth Index  (reflects no deduction for
   fees or expenses)                                      48.53%      0.86%         6.06%(2)


(1) Class B shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

(2)  Return is from 4/30/94.

     INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
      of offering price                                        Not applicable
  Maximum deferred sales charge (load)                         Not applicable
  Exchange fees                                                None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.64%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.02%
  Total operating expenses                                         0.91%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                             $     93
  Year 3                                                             $    290
  Year 5                                                             $    504
  Year 10                                                            $  1,120


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

James A. Rullo

-  Senior Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987

David J. Elliott

-  Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

- Joined Wellington Management as a Senior Systems Analyst in 1995 and has been an investment professional involved in quantitative analysis since 1999

HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top-down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

     - Top down analysis is followed by what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994         -2.14%
1995         33.76%
1996         24.06%
1997         31.05%
1998         33.20%
1999         19.57%
2000         -7.21%
2001        -12.39%
2002        -24.42%
2003         26.16%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.12% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.35% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03\


                                                          1 YEAR    5 YEARS      10 YEARS
Class IB(1)                                               26.16%     -1.51%        10.14%

S&P 500 Index (reflects no deduction for fees
   or expenses)                                           28.67%     -0.57%        11.06%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
      of offering price                                        Not applicable
  Maximum deferred sales charge (load)                         Not applicable
  Exchange fees                                                None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.46%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.03%
  Total operating expenses                                         0.74%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                             $    76
  Year 3                                                             $   237
  Year 5                                                             $   411
  Year 10                                                            $   918


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that Hartford Investment Management expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with an average life between one and ten years.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994        -6.67%
1995        18.55%
1996         1.95%
1997         8.82%
1998         8.61%
1999        -2.18%
2000        11.54%
2001         7.24%
2002        10.47%
2003         1.89%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.80% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -4.61% (1ST QUARTER
1994).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                          1 YEAR    5 YEARS    10 YEARS
Class IB(1)                                                1.89%      5.66%      5.78%

Lehman Brothers Intermediate Government Bond Index
   (reflects no deduction for fees or expenses)            2.29%      6.19%      6.32%


(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
      offering price                                           Not applicable
  Maximum deferred sales charge (load)                         Not applicable
  Exchange fees                                                None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.45%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.02%
  Total operating expenses                                         0.72%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                             $    74
  Year 3                                                             $   230
  Year 5                                                             $   401
  Year 10                                                            $   894


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS


Christopher Hanlon


-  Senior Vice President of Hartford Investment Management


-  Manager of the fund since March 2004

- Joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time

Russell M. Regenauer


-  Vice President of Hartford Investment Management

-  Assistant portfolio manager of the fund since September 2002

- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002        -22.81%
2003         28.28%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.45% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -19.74% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                             SINCE INCEPTION
                                                                    1 YEAR   (APRIL 30, 2001)
Class IB                                                             28.28%        -0.39%
Russell 1000 Value Index
   (reflects no deduction for fees or expenses)                      30.02%         1.85%


     INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
      offering price                                           Not applicable
  Maximum deferred sales charge (load)                         Not applicable
  Exchange fees                                                None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.83%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.04%
  Total operating expenses                                         1.12%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                             $    114
  Year 3                                                             $    356
  Year 5                                                             $    617
  Year 10                                                            $  1,363


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing.

John R. Ryan, CFA

-  Senior Vice President and Managing Partner of Wellington Management

-  Manager of the fund and led team since inception (April 2001)

-  Joined Wellington Management in 1981

- Investment professional involved in portfolio management and securities analysis since 1981

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  strong management team, and

     -  strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1996, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1997         24.93%
1998          9.37%
1999          8.69%
2000         18.20%
2001         -2.79%
2002        -25.14%
2003         41.52%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.97% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.37% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                                                   SINCE
                                                                               INCEPTION
                                                                                 (MAY 1,
                                                          1 YEAR     5 YEARS       1996)
Class IB(1)                                               41.52%      5.76%         9.54%

Russell 3000 Value Index
   (reflects no deduction for fees or expenses)           31.14%      4.16%        10.48%(2)


(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

(2)  Return is from 4/30/96.

     INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
      offering price                                           Not applicable
   Maximum deferred sales charge (load)                        Not applicable
   Exchange fees                                               None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.68%
  Distribution and service (12b-1) fees                            0.25%
  Other expenses                                                   0.03%
  Total operating expenses                                         0.96%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                             $     98
  Year 3                                                             $    306
  Year 5                                                             $    531
  Year 10                                                            $  1,178


[SIDENOTE]

SUB-ADVISER

The fund has been managed since its inception (May 1996) by Wellington Management using a team specializing in all-cap value investing.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest as part of their principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the Advisers HLS Fund, Bond HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may invest as part of their principal investment strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

The funds, other than the Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. The Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. The U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation HLS Fund, Global Communications HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (HOLDRs), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Certain funds are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Bond HLS Fund, Disciplined Equity HLS Fund, Equity Income HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

                                                         MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $225.9 billion in assets as of December 31, 2003. HL Advisors had over $53.1 billion in assets under management as of December 31, 2003. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Hartford HLS Series Fund II, Inc. has received an exemptive order from the SEC under which it uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those sub-advised by Hartford Investment Management.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2003, Wellington Management had investment management authority over approximately $394 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Bond HLS Fund, High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2003, Hartford Investment Management had investment management authority over approximately $32.4 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $100,000,000                                                      0.700%
Amount over $100 Million                                                0.600%

U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50,000,000                                                       0.500%
Amount over $50 Million                                                 0.450%

INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All Assets                                                              0.400%

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All Assets                                                              0.450%

BOND HLS FUND AND STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250,000,000                                                      0.525%
Next $250,000,000                                                       0.500%
Next $500,000,000                                                       0.475%
Amount Over $1 Billion                                                  0.450%

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, HIGH YIELD HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250,000,000                                                      0.775%
Next $250,000,000                                                       0.725%
Next $500,000,000                                                       0.675%
Amount Over $1 Billion                                                  0.625%

EQUITY INCOME HLS FUND, GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS
FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250,000,000                                                      0.825%
Next $250,000,000                                                       0.775%
Next $500,000,000                                                       0.725%
Amount Over $1 Billion                                                  0.675%

FOCUS HLS FUND, GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250,000,000                                                      0.850%
Next $250,000,000                                                       0.800%
Amount Over $500 Million                                                0.750%

For the year ended December 31, 2003, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

These fees, expressed as a percentage of net assets, were as follows:


FUND NAME                                                            ANNUAL RATE
---------                                                            -----------
Hartford Advisers HLS Fund                                              0.63%
Hartford Bond HLS Fund                                                  0.47%
Hartford Capital Appreciation
  HLS Fund                                                              0.64%
Hartford Disciplined Equity HLS Fund                                    0.73%
Hartford Dividend and Growth
  HLS Fund                                                              0.65%
Hartford Equity Income HLS Fund                                         0.83%
Hartford Focus HLS Fund                                                 0.85%
Hartford Global Advisers HLS Fund                                       0.77%
Hartford Global Communications
  HLS Fund                                                              0.85%
Hartford Global Financial Services
  HLS Fund                                                              0.85%
Hartford Global Health HLS Fund                                         0.84%
Hartford Global Leaders HLS Fund                                        0.73%
Hartford Global Technology HLS
  Fund                                                                  0.85%
Hartford Growth HLS Fund                                                0.83%
Hartford Growth Opportunities
  HLS Fund                                                              0.62%
Hartford High Yield HLS Fund                                            0.75%
Hartford Index HLS Fund                                                 0.40%
Hartford International Capital
  Appreciation HLS Fund                                                 0.85%
Hartford International Opportunities
  HLS Fund                                                              0.73%
Hartford International Small Company
  HLS Fund                                                              0.85%
Hartford MidCap HLS Fund                                                0.68%
Hartford MidCap Value HLS Fund                                          0.79%
Hartford Money Market HLS Fund                                          0.45%
Hartford Mortgage Securities HLS Fund                                   0.45%
Hartford Small Company HLS Fund                                         0.72%
Hartford SmallCap Growth HLS Fund                                       0.64%
Hartford Stock HLS Fund                                                 0.46%
Hartford U.S. Government Securities
  HLS Fund                                                              0.45%
Hartford Value HLS Fund                                                 0.83%
Hartford Value Opportunities HLS Fund                                   0.68%

                                                FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES


The funds may offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.


The funds offer two different classes of shares -- Class IA and Class IB. Class IB shares are offered by this prospectus. Class IA shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN


Each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Pursuant to the Distribution Plan, each fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. Each fund's Board of Directors will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports for prospective contract owners of variable insurance products with respect to the Class IB shares of a fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of a fund; (c) holding seminars and sales meetings designed to promote the distribution of fund Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding fund investment objectives and policies and other information about a fund, including the performance of the funds; (e) training sales personnel regarding the Class IB shares of a fund; (f) compensation to financial intermediaries and third-party broker-dealers; and (g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the funds. Because the fees paid by the funds under the Distribution Plan are paid out of each fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Except for the Money Market HLS Fund, the funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined under procedures established by the applicable Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using prevailing exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the applicable Board of Directors. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market HLS Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except the Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the funds, negatively affect the funds' performance and increase transaction costs for all shareholders, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.


The funds are available for use with many different variable insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford Life, with respect to certain owners of the older variable annuity contracts, Hartford Life currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.


FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.


Hartford Investor Services Company, LLC,
200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

                                                            FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2003 and December 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before December 31, 2001 has been audited by the former independent public accountants to the funds. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.


HARTFORD ADVISERS HLS FUND


                                                                           CLASS IB - PERIOD ENDED:
                                             12/31/03        12/31/02           12/31/01           12/31/00          12/31/99(a)
                                           ------------    ------------       ------------       ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)    $      19.72    $      23.60       $      26.63       $      29.66       $      35.77
Net investment income (loss)(d)                    0.41            0.46               0.50               0.74               0.61
Net realized and unrealized gain (loss)
  on investments(d)                                3.16           (4.10)             (1.77)             (0.98)              2.21
                                           ------------    ------------       ------------       ------------       ------------
Total from investment operations(d)                3.57           (3.64)             (1.27)             (0.24)              2.82
Less distributions:
  Dividends from net investment income(d)         (0.48)          (0.24)             (0.49)             (0.22)             (0.64)
  Distributions from net realized gain on
    investments(d)                                   --              --              (1.27)             (2.57)             (8.29)
  Distributions from capital(d)                      --              --                 --                 --                 --
                                           ------------    ------------       ------------       ------------       ------------
Total distributions(d)                            (0.48)          (0.24)             (1.76)             (2.79)             (8.93)
                                           ------------    ------------       ------------       ------------       ------------
Net increase (decrease) in net asset
  value(d)                                         3.09           (3.88)             (3.03)             (3.03)             (6.11)
Net asset value, end of period(d)          $      22.81    $      19.72       $      23.60       $      26.63       $      29.66
                                           ============    ============       ============       ============       ============
TOTAL RETURN(f)                                   18.20%         (13.99%)            (4.81%)            (0.92%)            10.39%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $  1,263,641    $    672,078       $    521,205       $    252,247       $    137,318
Ratio of expenses to average net assets            0.92%           0.90%(e)           0.84%(b)           0.84%(b)           0.83%(b)
Ratio of net investment income (loss) to
  average net assets                               1.78%           2.07%              2.33%              2.29%              2.28%
Portfolio turnover rate(c)                           48%             47%                34%                40%                38%


(a) Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
(b) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(d) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD BOND HLS FUND


                                                                           CLASS IB - PERIOD ENDED:
                                             12/31/03        12/31/02           12/31/01           12/31/00          12/31/99(a)
                                           ------------    ------------       ------------       ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)    $      11.90    $      11.43       $      11.07       $       9.95       $      10.83
Net investment income (loss)(e)                    0.40            0.46               0.41               0.61               0.61
Net realized and unrealized gain (loss)
  on investments(e)                                0.50            0.07               0.50               0.56              (0.84)
                                           ------------    ------------       ------------       ------------       ------------
Total from investment operations(e)                0.90            0.53               0.91               1.17              (0.23)
Less distributions:
  Dividends from net investment income(e)         (0.49)          (0.05)             (0.55)             (0.05)             (0.57)
  Distributions from net realized gain on
    investments(e)                                (0.06)          (0.01)                --                 --              (0.08)
  Distributions from capital(e)                      --              --                 --                 --                 --
                                           ------------    ------------       ------------       ------------       ------------
Total distributions(e)                            (0.55)          (0.06)             (0.55)             (0.05)             (0.65)
                                           ------------    ------------       ------------       ------------       ------------
Net increase (decrease) in net asset
  value(e)                                         0.35            0.47               0.36               1.12              (0.88)
Net asset value, end of period(e)          $      12.25    $      11.90       $      11.43       $      11.07       $       9.95
                                           ============    ============       ============       ============       ============
TOTAL RETURN(g)                                    7.58%           9.83%              8.49%             11.79%             (2.19%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    734,768    $    382,864       $    152,254       $     31,551       $     15,818
Ratio of expenses to average net assets            0.75%           0.75%(f)           0.69%(b)           0.70%(b)           0.70%(b)
Ratio of net investment income (loss) to
  average net assets                               3.49%           5.34%              5.69%              6.36%              5.91%
Portfolio turnover rate(d)                          215%            108%               185%               169%               111%
Current Yield(c)                                   3.66%           4.76%              5.55%              5.94%              6.82%


(a) Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
(b) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(e) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(f) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(g) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD CAPITAL APPRECIATION HLS FUND


                                                                           CLASS IB - PERIOD ENDED:
                                             12/31/03        12/31/02           12/31/01           12/31/00          12/31/99(a)
                                           ------------    ------------       ------------       ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)    $      31.63    $      39.68       $      59.23       $      60.98       $      64.37
Net investment income (loss)(d)                    0.19            0.12               0.06              (0.77)              1.50
Net realized and unrealized gain (loss)
  on investments(d)                               13.10           (8.03)             (3.29)              8.64              15.03
                                           ------------    ------------       ------------       ------------       ------------
Total from investment operations(d)               13.29           (7.91)             (3.23)              7.87              16.53
Less distributions:
  Dividends from net investment income(d)         (0.16)          (0.14)             (0.23)             (0.34)             (0.13)
  Distributions from net realized gain on
    investments(d)                                   --              --             (16.09)             (9.28)            (19.79)
  Distributions from capital(d)                      --              --                 --                 --                 --
                                           ------------    ------------       ------------       ------------       ------------
Total distributions(d)                            (0.16)          (0.14)            (16.32)             (9.62)            (19.92)
                                           ------------    ------------       ------------       ------------       ------------
Net increase (decrease) in net asset
  value(d)                                        13.13           (8.05)            (19.55)             (1.75)             (3.39)
Net asset value, end of period(d)          $      44.76    $      31.63       $      39.68       $      59.23       $      60.98
                                           ============    ============       ============       ============       ============
TOTAL RETURN(f)                                   42.02%         (19.88%)            (7.10%)            13.02%             37.21%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $  1,579,399    $    588,013       $    393,241       $    136,058       $     22,993
Ratio of expenses to average net assets            0.94%           0.92%(e)           0.86%(b)           0.84%(b)           0.84%(b)
Ratio of net investment income (loss) to
  average net assets                               0.52%           0.41%              0.39%              0.46%              0.28%
Portfolio turnover rate(c)                           94%             94%                92%               108%                66%


(a) Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
(b) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(d) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD DISCIPLINED EQUITY HLS FUND


                                                                           CLASS IB - PERIOD ENDED:
                                             12/31/03        12/31/02           12/31/01           12/31/00           12/31/99
                                           ------------    ------------       ------------       ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)    $       8.75    $      11.67       $      13.23       $      14.30       $      11.85
Net investment income (loss)(c)                    0.05            0.04               0.05              (0.08)              0.06
Net realized and unrealized gain (loss)
  on investments(c)                                2.43           (2.96)             (1.11)             (0.74)              2.50
                                           ------------    ------------       ------------       ------------       ------------
Total from investment operations(c)                2.48           (2.92)             (1.06)             (0.82)              2.56
Less distributions:
  Dividends from net investment income(c)         (0.09)             --                 --              (0.04)             (0.02)
  Distributions from net realized gain on
    investments(c)                                   --              --              (0.05)             (0.21)             (0.09)
  Distributions from capital(c)                      --              --                 --                 --                 --
                                           ------------    ------------       ------------       ------------       ------------
Total distributions(c)                            (0.09)             --              (0.05)             (0.25)             (0.11)
                                           ------------    ------------       ------------       ------------       ------------
Net increase (decrease) in net asset
  value(c)                                         2.39           (2.92)             (1.56)             (1.07)              2.45
Net asset value, end of period(c)          $      11.14    $       8.75       $      11.67       $      13.23       $      14.30
                                           ============    ============       ============       ============       ============
TOTAL RETURN(e)                                   28.50%         (24.85%)            (8.18%)            (5.81%)            21.61%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    155,810    $     58,930       $     46,599       $     14,898       $         14
Ratio of expenses to average net assets            1.03%           1.02%(d)           0.97%(d)           0.97%(a)           1.00%(a)
Ratio of net investment income (loss) to
  average net assets                               0.64%           0.42%              0.36%              0.23%              0.45%
Portfolio turnover rate(b)                           73%             92%                85%                73%                54%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD DIVIDEND AND GROWTH HLS FUND


                                                                         CLASS IB - PERIOD ENDED:
                                             12/31/03         12/31/02          12/31/01           12/31/00          12/31/99(a)
                                           ------------     ------------      ------------       ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)    $      15.07     $      18.79      $      21.24       $      21.51       $      22.67
Net investment income (loss)(d)                    0.21             0.24              0.39               0.40               0.24
Net realized and unrealized gain (loss)
  on investments(d)                                3.76            (3.66)            (1.25)              1.69               0.77
                                           ------------     ------------      ------------       ------------       ------------
Total from investment operations(d)                3.97            (3.42)            (0.86)              2.09               1.01
Less distributions:
  Dividends from net investment income(d)         (0.22)           (0.21)            (0.28)             (0.32)             (0.34)
  Distributions from net realized gain on
    investments(d)                                (0.10)           (0.09)            (1.31)             (2.04)             (1.83)
  Distributions from capital(d)                      --               --                --                 --                 --
                                           ------------     ------------      ------------       ------------       ------------
Total distributions(d)                            (0.32)           (0.30)            (1.59)             (2.36)             (2.17)
                                           ------------     ------------      ------------       ------------       ------------
Net increase (decrease) in net asset
  value(d)                                         3.65            (3.72)            (2.45)             (0.27)             (1.16)
Net asset value, end of period(d)          $      18.72     $      15.07      $      18.79       $      21.24       $      21.51
                                           ============     ============      ============       ============       ============
TOTAL RETURN(f)                                   26.48%          (14.42%)           (4.21%)            10.75%              5.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    902,779     $    327,617      $    153,848       $     35,415       $     16,087
Ratio of expenses to average net assets            0.94%(e)         0.92%(e)          0.86%(b)           0.86%(b)           0.86%(b)
Ratio of net investment income (loss) to
  average net assets                               1.36%            1.33%             1.48%              1.52%              1.42%
Portfolio turnover rate(c)                           31%              43%               61%                59%                56%


(a) Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
(b) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing among the classes of shares issued.

(d) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD EQUITY INCOME HLS FUND


                                                                                                  CLASS IB -
                                                                                                 PERIOD ENDED:
                                                                                                  10/31/03-
                                                                                                 12/31/03(a)
                                                                                                 ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                             $      10.00
Net investment income (loss)                                                                             0.02
Net realized and unrealized gain (loss) on investments                                                   0.74
                                                                                                 ------------
Total from investment operations                                                                         0.76
                                                                                                 ------------
  Less distributions:
  Dividends from net investment income                                                                  (0.02)
  Distributions from net realized gain on investments                                                     --
  Distributions from capital                                                                              --
                                                                                                 ------------
Total distributions                                                                                     (0.02)
                                                                                                 ------------
Net increase (decrease) in net asset value                                                               0.74
Net asset value, end of period                                                                   $      10.74
                                                                                                 ============
TOTAL RETURN(e)                                                                                          7.59%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                         $      1,609
Ratio of expenses to average net assets                                                                  1.38%(c)
Ratio of net investment income (loss) to average net assets                                              1.25%
Portfolio turnover rate(d)                                                                                  2%


(a) The fund was declared effective by the Securities and Exchange Commission on October 31, 2003.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD FOCUS HLS FUND


                                                                          CLASS IB - PERIOD ENDED:
                                                                                                     4/30/01-
                                                                12/31/03         12/31/02           12/31/01(a)
                                                              ------------     ------------        ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                       $       7.71     $      10.37        $      10.00
Net investment income (loss)(f)                                       0.02             0.02                0.01
Net realized and unrealized gain (loss) on investments(f)             2.15            (2.67)               0.37
                                                              ------------     ------------        ------------
Total from investment operations(f)                                   2.17            (2.65)               0.38
Less distributions:
  Dividends from net investment income(f)                            (0.02)              --               (0.01)
  Distributions from net realized gain on investments(f)                --            (0.01)                 --
  Distributions from capital(f)                                         --               --                  --
                                                              ------------     ------------        ------------
Total distributions(f)                                               (0.02)           (0.01)              (0.01)
                                                              ------------     ------------        ------------
Net increase (decrease) in net asset value(f)                         2.15            (2.66)               0.37
Net asset value, end of period(f)                             $       9.86     $       7.71        $      10.37
                                                              ============     ============        ============
TOTAL RETURN(h)                                                      28.05%          (24.76%)              3.83%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $     39,674     $     18,361        $      8,803
Ratio of expenses to average net assets                               1.15%            1.11%(g)            1.13%(c),(d)
Ratio of net investment income (loss) to average net assets           0.15%            0.17%               0.29%(c)
Portfolio turnover rate(e)                                             129%             212%                113%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b)  Not annualized.
(c)  Annualized
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD GLOBAL ADVISERS HLS FUND


                                                                     CLASS IB - PERIOD ENDED:
                                                                                                              11/9/99-
                                             12/31/03      12/31/02         12/31/01         12/31/00        12/31/99(a)
                                           ------------  ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)    $       9.12  $      10.05     $      11.47     $      13.97     $      13.00
Net investment income (loss)(f)                    0.11         (0.41)            0.44             0.48             0.04
Net realized and unrealized gain (loss)
  on investments(f)                                1.93         (0.52)           (1.16)           (1.38)            1.18
                                           ------------  ------------     ------------     ------------     ------------
Total from investment operations(f)                2.04         (0.93)           (0.72)           (0.90)            1.22
Less distributions:
  Dividends from net investment income(f)         (0.07)           --            (0.07)           (0.71)           (0.25)
  Distributions from net realized gain
    on investments(f)                                --            --            (0.63)           (0.89)              --
  Distributions from capital(f)                      --            --               --               --               --
                                           ------------  ------------     ------------     ------------     ------------
Total distributions(f)                            (0.07)           --            (0.70)           (1.60)           (0.25)
                                           ------------  ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(f)                                         1.97         (0.93)           (1.42)           (2.50)            0.97
Net asset value, end of period(f)          $      11.09  $       9.12     $      10.05     $      11.47     $      13.97
                                           ============  ============     ============     ============     ============
TOTAL RETURN(h)                                   21.97%        (9.15%)          (6.42%)          (6.80%)           9.35%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $     41,594  $     16,078     $     11,965     $      4,800     $         11
Ratio of expenses to average net assets            1.09%         1.06%(g)         1.04%(d)         1.03%(d)         1.03%(c),(d)
Ratio of net investment income (loss) to
  average net assets                               1.01%         1.82%            2.03%            2.54%            2.42%(c)
Portfolio turnover rate(e)                          452%          288%             346%             184%             142%


(a)  Class IB shares were first offered on November 9, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD GLOBAL COMMUNICATIONS HLS FUND


                                                                          CLASS IB - PERIOD ENDED:
                                                                12/31/03         12/31/02            12/31/01
                                                              ------------     ------------        ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                       $       4.47     $       6.37        $      10.00
Net investment income (loss)(c)                                       0.01             0.01                0.02
Net realized and unrealized gain (loss) on investments(c)             2.67            (1.89)              (3.62)
                                                              ------------     ------------        ------------
Total from investment operations(c)                                   2.68            (1.88)              (3.60)
Less distributions:
  Dividends from net investment income(c)                               --            (0.02)              (0.03)
  Distributions from net realized gain on investments(c)                --               --                  --
  Distributions from capital(c)                                         --               --                  --
                                                              ------------     ------------        ------------
Total distributions(c)                                                  --            (0.02)              (0.03)
                                                              ------------     ------------        ------------
Net increase (decrease) in net asset value(c)                         2.68            (1.90)              (3.63)
Net asset value, end of period(c)                             $       7.15     $       4.47        $       6.37
                                                              ============     ============        ============
TOTAL RETURN(e)                                                      59.97%          (29.50%)            (35.88%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $     10,288     $      2,707        $      1,584
Ratio of expenses to average net assets                               1.26%            1.24%(d)            1.10%(a)
Ratio of net investment income (loss) to average net assets          (0.06%)           0.43%               0.20%
Portfolio turnover rate(b)                                              90%             100%                 95%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND


                                                                          CLASS IB - PERIOD ENDED:
                                                                12/31/03         12/31/02            12/31/01
                                                              ------------     ------------        ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                       $       7.50     $       9.36        $      10.00
Net investment income (loss)(c)                                       0.11             0.07                0.04
Net realized and unrealized gain (loss) on investments(c)             2.13            (1.86)              (0.65)
                                                              ------------     ------------        ------------
Total from investment operations(c)                                   2.24            (1.79)              (0.61)
Less distributions:
  Dividends from net investment income(c)                            (0.11)           (0.07)              (0.03)
  Distributions from net realized gain on investments(c)                --               --                  --
  Distributions from capital(c)                                         --               --                  --
                                                              ------------     ------------        ------------
Total distributions(c)                                               (0.11)           (0.07)              (0.03)
                                                              ------------     ------------        ------------
Net increase (decrease) in net asset value(c)                         2.13            (1.86)              (0.64)
Net asset value, end of period(c)                             $       9.63     $       7.50        $       9.36
                                                              ============     ============        ============
TOTAL RETURN(e)                                                      29.96%          (19.04%)             (5.91%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $     16,056     $      6,477        $      3,392
Ratio of expenses to average net assets                               1.23%            1.38%(d)            1.11%(a)
Ratio of net investment income (loss) to average net assets           1.38%            0.88%               0.86%
Portfolio turnover rate(b)                                             120%              80%                119%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD GLOBAL HEALTH HLS FUND


                                                                   CLASS IB - PERIOD ENDED:
                                                                                                        5/1/00-
                                                  12/31/03        12/31/02           12/31/01         12/31/00(a)
                                                -----------     -----------        -----------        -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)         $     11.85     $     14.68        $     14.41        $     10.00
Net investment income (loss)(f)                          --            0.01              (0.03)              0.03
Net realized and unrealized gain (loss) on
  investments(f)                                       3.78           (2.81)              0.30               4.75
                                                -----------     -----------        -----------        -----------
Total from investment operations(f)                    3.78           (2.80)              0.27               4.78
Less distributions:
  Dividends from net investment income(f)                --              --                 --              (0.02)
  Distributions from net realized gain on
    investments(f)                                    (0.20)          (0.03)                --              (0.35)
  Distributions from capital(f)                          --              --                 --                 --
                                                -----------     -----------        -----------        -----------
Total distributions(f)                                (0.20)          (0.03)                --              (0.37)
                                                -----------     -----------        -----------        -----------
Net increase (decrease) in net asset value(f)          3.58           (2.83)              0.27               4.41
Net asset value, end of period(f)               $     15.43     $     11.85        $     14.68        $     14.41
                                                ===========     ===========        ===========        ===========
TOTAL RETURN(h)                                       31.98%         (17.16%)             1.86%             48.00%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $   103,592     $    48,470        $    35,781        $     9,347
Ratio of expenses to average net assets                1.14%           1.13%(g)           1.07%(d)           1.08%(c),(d)
Ratio of net investment income (loss) to
  average net assets                                  (0.10%)         (0.13%)            (0.12%)             0.41%(c)
Portfolio turnover rate(e)                               37%             60%                62%                46%


(a) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD GLOBAL LEADERS HLS FUND


                                                                      CLASS IB - PERIOD ENDED:
                                             12/31/03      12/31/02          12/31/01          12/31/00          12/31/99
                                           ------------  ------------      ------------      ------------      ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)    $      11.47  $      14.40      $      17.57      $      19.12      $      12.85
Net investment income (loss)(d)                    0.04          0.12              0.08             (0.06)             0.07
Net realized and unrealized gain (loss)
  on investments(d)                                4.00         (2.96)            (3.02)            (1.30)             6.34
                                           ------------  ------------      ------------      ------------      ------------
Total from investment operations(d)                4.04         (2.84)            (2.94)            (1.36)             6.41
Less distributions:
  Dividends from net investment income(d)         (0.04)        (0.09)            (0.06)            (0.08)               --
  Distributions from net realized gain on
    investments(d)                                   --            --             (0.17)            (0.11)            (0.14)
  Distributions from capital(d)                      --            --                --                --                --
                                           ------------  ------------      ------------      ------------      ------------
Total distributions(d)                            (0.04)        (0.09)            (0.23)            (0.19)            (0.14)
                                           ------------  ------------      ------------      ------------      ------------
Net increase (decrease) in net asset
  value(d)                                         4.00         (2.93)            (3.17)            (1.55)             6.27
Net asset value, end of period(d)          $      15.47  $      11.47      $      14.40      $      17.57      $      19.12
                                           ============  ============      ============      ============      ============
TOTAL RETURN(f)                                   35.24%       (19.70%)          (16.73%)           (7.22%)           50.11%(a)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    129,315  $     55,421      $     49,356      $     25,869      $         69
Ratio of expenses to average net assets            1.05%         1.03%(e)          0.99%(b)          0.99%(b)          1.04%(a),(b)
Ratio of net investment income (loss) to
  average net assets                               0.29%         0.84%             0.53%             0.45%             0.36%(a)
Portfolio turnover rate(c)                          292%          324%              363%              367%              207%


(a) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
(b) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(d) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD GLOBAL TECHNOLOGY HLS FUND


                                                                     CLASS IB - PERIOD ENDED:
                                                                                                           5/1/00-
                                                  12/31/03         12/31/02            12/31/01          12/31/00(a)
                                                ------------     ------------        ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)         $       3.01     $       4.90        $       6.36       $      10.00
Net investment income (loss)(f)                           --            (0.04)              (0.02)             (0.01)
Net realized and unrealized gain (loss) on
  investments(f)                                        1.83            (1.85)              (1.44)             (3.63)
                                                ------------     ------------        ------------       ------------
Total from investment operations(f)                     1.83            (1.89)              (1.46)             (3.64)
Less distributions:
  Dividends from net investment income(f)                 --               --                  --                 --
  Distributions from net realized gain on
     investments(f)                                       --               --                  --                 --
  Distributions from capital(f)                           --               --                  --                 --
                                                ------------     ------------        ------------       ------------
Total distributions(f)                                    --               --                  --                 --
                                                ------------     ------------        ------------       ------------
Net increase (decrease) in net asset
  value(f)                                              1.83            (1.89)              (1.46)             (3.64)
Net asset value, end of period(f)               $       4.84     $       3.01        $       4.90       $       6.36
                                                ============     ============        ============       ============
TOTAL RETURN(h)                                        61.10%          (38.69%)            (22.95%)           (37.10%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $     44,432     $     13,609        $     16,712       $      7,340
Ratio of expenses to average net assets                 1.15%            1.13%(g)            1.07%(d)           1.10%(c),(d)
Ratio of net investment income (loss) to
  average net assets                                   (0.80%)          (0.92%)             (0.67%)            (0.62%)(c)
Portfolio turnover rate(e)                               157%             155%                240%               150%


(a) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD GROWTH HLS FUND


                                                                       CLASS IB -
                                                                      PERIOD ENDED
                                                                                 4/30/02-
                                                                12/31/03        12/31/02(a)
                                                              ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $       8.64     $      10.00
Net investment income (loss)                                         (0.02)              --
Net realized and unrealized gain (loss) on investments                2.83            (1.36)
                                                              ------------     ------------
Total from investment operations                                      2.81            (1.36)
Less distributions:
  Dividends from net investment income                                  --               --
  Distributions from net realized gain on investments                (0.34)              --
  Distributions from capital                                            --               --
                                                              ------------     ------------
Total distributions                                                  (0.34)              --
                                                              ------------     ------------
Net increase (decrease) in net asset value                            2.47            (1.36)
Net asset value, end of period                                $      11.11     $       8.64
                                                              ============     ============
TOTAL RETURN(e)                                                      32.48%          (13.57%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $     90,188     $      7,937
Ratio of expenses to average net assets                               1.13%            1.24%(c)
Ratio of net investment income (loss) to average net assets          (0.45%)          (0.25%)(c)
Portfolio turnover rate(d)                                             111%              76%


(a)  The fund commenced operations on April 30, 2002.
(b)  Not annualized.
(c)  Annualized
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD GROWTH OPPORTUNITIES HLS FUND


                                                                       CLASS IB -
                                                                      PERIOD ENDED
                                                                                 4/30/02-
                                                                12/31/03        12/31/02(a)
                                                              ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $      16.37     $      21.16
Net investment income (loss)                                         (0.01)           (0.01)
Net realized and unrealized gain (loss) on investments                7.12            (4.78)
                                                              ------------     ------------
Total from investment operations                                      7.11            (4.79)
Less distributions:
  Dividends from net investment income                                  --               --
  Distributions from net realized gain on investments                   --               --
  Distributions from capital                                            --               --
                                                              ------------     ------------
Total distributions                                                     --               --
                                                              ------------     ------------
Net increase (decrease) in net asset value                            7.11            (4.79)
Net asset value, end of period                                $      23.48     $      16.37
                                                              ============     ============
TOTAL RETURN(e)                                                      43.43%          (22.65%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $     59,686     $      5,287
Ratio of expenses to average net assets                               0.89%            0.84%(c)
Ratio of net investment income (loss) to average net assets          (0.30%)          (0.10%)(c)
Portfolio turnover rate(d)                                             145%             189%


(a)  Class IB shares were first offered on April 30, 2002.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD HIGH YIELD HLS FUND


                                                                         CLASS IB - PERIOD ENDED:
                                             12/31/03       12/31/02          12/31/01          12/31/00          12/31/99
                                           -----------    -----------       -----------       -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)    $      8.44    $      9.61       $      9.38       $     10.05       $     10.17
Net investment income (loss)(e)                   0.28           0.49              0.84              0.04              0.85
Net realized and unrealized gain (loss)
  on investments(e)                               1.63          (1.61)            (0.60)             0.04             (0.39)
                                           -----------    -----------       -----------       -----------       -----------
Total from investment operations(e)               1.91          (1.12)             0.24              0.08              0.46
Less distributions:
  Dividends from net investment income(e)        (0.37)         (0.05)            (0.01)            (0.75)            (0.58)
  Distributions from net realized gain on
     investments(e)                                 --             --                --                --                --
  Distributions from capital(e)                     --             --                --                --                --
                                           -----------    -----------       -----------       -----------       -----------
Total distributions(e)                           (0.37)         (0.05)            (0.01)            (0.75)            (0.58)
                                           -----------    -----------       -----------       -----------       -----------
Net increase (decrease) in net asset
  value(e)                                        1.54          (1.17)             0.23             (0.67)            (0.12)
Net asset value, end of period(e)          $      9.98    $      8.44       $      9.61       $      9.38       $     10.05
                                           ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(g)                                  22.88%         (7.14%)            2.54%             0.85%             4.49%(a)
RATIOS AND SUPPLEMENTAL DATA:
+Net assets, end of period (in thousands)  $   259,544    $    57,084       $    25,901       $     2,497       $       102
Ratio of expenses to average net assets           1.03%          1.05%(f)          0.99%(b)          0.99%(b)          0.90%(a),(b)
Ratio of net investment income (loss) to
  average net assets                              6.75%          9.10%             9.52%             8.97%             8.18%(a)
Portfolio turnover rate(d)                          44%            60%               63%               69%               47%
Current Yield(c)                                  5.86%          8.91%            10.69%            10.55%             9.46%


(a) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
(b) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(f) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(g) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD INDEX HLS FUND


                                                                         CLASS IB - PERIOD ENDED:
                                                                                                                 11/9/99-
                                             12/31/03       12/31/02          12/31/01          12/31/00        12/31/99(a)
                                           -----------    -----------       -----------       -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)    $     23.39    $     31.75       $     37.20       $     41.89       $     39.22
Net investment income (loss)(f)                   0.31           0.28              0.30              0.37              0.04
Net realized and unrealized gain (loss)
  on investments(f)                               6.19          (8.30)            (4.91)            (4.39)             2.98
                                           -----------    -----------       -----------       -----------       -----------
Total from investment operations(f)               6.50          (8.02)            (4.61)            (4.02)             3.02
Less distributions:
  Dividends from net investment income(f)        (0.32)         (0.24)            (0.25)            (0.28)            (0.32)
  Distributions from net realized gain on
    investments(f)                               (0.08)         (0.10)            (0.59)            (0.39)            (0.03)
  Distributions from capital(f)                     --             --                --                --                --
                                           -----------    -----------       -----------       -----------       -----------
Total distributions(f)                           (0.40)         (0.34)            (0.84)            (0.67)            (0.35)
                                           -----------    -----------       -----------       -----------       -----------
Net increase (decrease) in net asset
  value(f)                                        6.10          (8.36)            (5.45)            (4.69)             2.67
Net asset value, end of period(f)          $     29.49    $     23.39       $     31.75       $     37.20       $     41.89
                                           ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(h)                                  27.81%        (22.63%)          (12.47%)           (9.66%)            7.73%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $   195,900    $    68,832       $    46,056       $    16,272       $        11
Ratio of expenses to average net assets           0.69%          0.67%(g)          0.61%(d)          0.61%(d)          0.61%(c),(d)
Ratio of net investment income (loss) to
  average net assets                              1.15%          0.95%             0.73%             0.57%             0.77%(c)
Portfolio turnover rate(e)                           3%            15%                5%                7%                3%


(a)  Class IB shares were first offered on November 9, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND


                                                                          CLASS IB - PERIOD ENDED:
                                                                                                     4/30/01-
                                                                12/31/03         12/31/02           12/31/01(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                       $       7.08     $       8.59        $      10.00
Net investment income (loss)(f)                                         --             0.01                0.01
Net realized and unrealized gain (loss) on investments(f)             3.58            (1.51)              (1.41)
                                                              ------------     ------------        ------------
Total from investment operations(f)                                   3.58            (1.50)              (1.40)
Less distributions:
  Dividends from net investment income(f)                               --            (0.01)              (0.01)
  Distributions from net realized gain on investments(f)             (0.50)              --                  --
  Distributions from capital(f)                                         --               --                  --
                                                              ------------     ------------        ------------
Total distributions(f)                                               (0.50)           (0.01)              (0.01)
                                                              ------------     ------------        ------------
Net increase (decrease) in net asset value(f)                         3.08            (1.51)              (1.41)
Net asset value, end of period(f)                             $      10.16     $       7.08        $       8.59
                                                              ============     ============        ============
TOTAL RETURN(h)                                                      50.65%          (17.40%)            (14.08%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $     63,698     $     13,878        $      5,075
Ratio of expenses to average net assets                               1.26%            1.49%(g)            1.18%(c),(d)
Ratio of net investment income (loss) to average net assets          (0.02%)           0.36%               0.24%(c)
Portfolio turnover rate(e)                                             244%             285%                191%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


                                                                        CLASS IB - PERIOD ENDED:
                                             12/31/03       12/31/02          12/31/01          12/31/00        12/31/99(a)
                                           -----------    -----------       -----------       -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)    $      7.66    $      9.51       $     13.65       $     18.76       $     13.57
Net investment income (loss)(d)                   0.07           0.14              0.12              0.25              0.17
Net realized and unrealized gain (loss)
  on investments(d)                               2.43          (1.91)            (2.63)            (3.24)             5.19
                                           -----------    -----------       -----------       -----------       -----------
Total from investment operations(d)               2.50          (1.77)            (2.51)            (2.99)             5.36
Less distributions:
  Dividends from net investment income(d)        (0.07)         (0.08)            (0.02)            (0.19)            (0.17)
  Distributions from net realized gain on
    investments(d)                                  --             --             (1.61)            (1.93)               --
  Distributions from capital(d)                     --             --                --                --                --
                                           -----------    -----------       -----------       -----------       -----------
Total distributions(d)                           (0.07)         (0.08)            (1.63)            (2.12)            (0.17)
                                           -----------    -----------       -----------       -----------       -----------
Net increase (decrease) in net asset
  value(d)                                        2.43          (1.85)            (4.14)            (5.11)             5.19
Net asset value, end of period(d)                10.09    $      7.66       $      9.51       $     13.65       $     18.76
                                           ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(f)                                  32.76%        (18.12%)          (18.88%)          (17.25%)           39.61%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $    76,246    $    26,641       $    22,277       $    18,682       $     3,203
Ratio of expenses to average net assets           1.08%          1.04%(e)          0.99%(b)          0.96%(b)          0.96%(b)
Ratio of net investment income (loss) to
  average net assets                              0.83%          1.00%             0.92%             0.98%             1.02%
Portfolio turnover rate(c)                         144%           161%              144%              159%              133%


(a) Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
(b) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(d) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND


                                                                           CLASS IB - PERIOD ENDED:
                                                                                                     4/30/01-
                                                                12/31/03         12/31/02          12/31/01(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                       $       8.86     $       9.38        $      10.00
Net investment income (loss)(f)                                       0.08             0.01                0.03
Net realized and unrealized gain (loss) on investments(f)             4.64            (0.53)              (0.64)
                                                              ------------     ------------        ------------
Total from investment operations(f)                                   4.72            (0.52)              (0.61)
Less distributions:
  Dividends from net investment income(f)                            (0.09)              --               (0.01)
  Distributions from net realized gain on investments(f)             (0.93)              --                  --
  Distributions from capital(f)                                         --               --                  --
                                                              ------------     ------------        ------------
Total distributions(f)                                               (1.02)              --               (0.01)
                                                              ------------     ------------        ------------
Net increase (decrease) in net asset value(f)                         3.70            (0.52)              (0.62)
Net asset value, end of period(f)                             $      12.56     $       8.86        $       9.38
                                                              ============     ============        ============
TOTAL RETURN(h)                                                      53.35%           (5.30%)             (6.09%)(b)
Ratios and Supplemental Data:
Net assets, end of period (in thousands)                      $     22,704     $      5,130        $        768
Ratio of expenses to average net assets                               1.48%            1.96%(g)            1.18%(c),(d)
Ratio of net investment income (loss) to average net assets           1.10%           (0.01%)              0.83%(c)
Portfolio turnover rate(e)                                             150%             183%                168%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD MIDCAP HLS FUND


                                                                      CLASS IB - PERIOD ENDED:
                                                                                                                 11/9/99-
                                             12/31/03       12/31/02          12/31/01          12/31/00        12/31/99(a)
                                           -----------    -----------       -----------       -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)    $     17.84    $     20.84       $     24.62       $     20.53       $     17.58
Net investment income (loss)(f)                  (0.01)            --                --             (0.01)               --
Net realized and unrealized gain (loss)
  on investments(f)                               6.67          (3.00)            (0.98)             5.13              3.73
                                           -----------    -----------       -----------       -----------       -----------
Total from investment operations(f)               6.66          (3.00)            (0.98)             5.12              3.73
Less distributions:
  Dividends from net investment income(f)           --             --                --                --                --
  Distributions from net realized gain on
    investments(f)                                  --             --             (2.80)            (1.03)            (0.78)
  Distributions from capital(f)                     --             --                --                --                --
                                           -----------    -----------       -----------       -----------       -----------
Total distributions(f)                              --             --             (2.80)            (1.03)            (0.78)
                                           -----------    -----------       -----------       -----------       -----------
Net increase (decrease) in net asset
  value(f)                                        6.66          (3.00)            (3.78)             4.09              2.95
Net asset value, end of period(f)          $     24.50    $     17.84       $     20.84       $     24.62       $     20.53
                                           ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(h)                                  37.33%        (14.42%)           (3.79%)           25.20%            21.39%(b)
Ratios and Supplemental Data:
Net assets, end of period (in thousands)   $   179,439    $    89,336       $   117,396       $    50,747       $        36
Ratio of expenses to average net assets           0.97%          0.94%(g)          0.88%(d)          0.88%(d)          0.97%(c),(d)
Ratio of net investment income (loss) to
  average net assets                             (0.05%)        (0.14%)           (0.06%)           (0.26%)           (0.32%)(c)
Portfolio turnover rate(e)                          75%            90%              117%              138%              121%


(a)  Class IB shares were first offered on November 9, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD MIDCAP VALUE HLS FUND



                                                                           CLASS IB - PERIOD ENDED:
                                                                                                     4/30/01-
                                                                12/31/03         12/31/02           12/31/01(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                       $       8.62     $       9.94        $      10.00
Net investment income (loss)(f)                                       0.01             0.01                0.01
Net realized and unrealized gain (loss) on investments(f)             3.69            (1.32)              (0.06)
                                                              ------------     ------------        ------------
Total from investment operations(f)                                   3.70            (1.31)              (0.05)
Less distributions:
  Dividends from net investment income(f)                               --            (0.01)              (0.01)
  Distributions from net realized gain on investments(f)                --               --                  --
  Distributions from capital(f)                                         --               --                  --
                                                              ------------     ------------        ------------
Total distributions(f)                                                  --            (0.01)              (0.01)
                                                              ------------     ------------        ------------
Net increase (decrease) in net asset value(f)                         3.70            (1.32)              (0.06)
Net asset value, end of period(f)                             $      12.32     $       8.62        $       9.94
                                                              ============     ============        ============
TOTAL RETURN(h)                                                      42.93%          (13.21%)             (0.52%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $    318,093     $     98,964        $     25,185
Ratio of expenses to average net assets                               1.08%            1.12%(g)            1.08%(c),(d)
Ratio of net investment income (loss) to average net assets             --             0.12%               0.29%(c)
Portfolio turnover rate(e)                                              59%              42%                 32%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD MONEY MARKET HLS FUND


                                                                      CLASS IB - PERIOD ENDED:
                                             12/31/03       12/31/02          12/31/01          12/31/00          12/31/99
                                           -----------    -----------       -----------       -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $      1.00    $      1.00       $      1.00       $      1.00       $      1.00
Net investment income (loss)                        --           0.01              0.04              0.06              0.07
Net realized and unrealized gain (loss)
  on investments                                    --             --                --                --                --
                                           -----------    -----------       -----------       -----------       -----------
Total from investment operations                    --           0.01              0.04              0.06              0.07
Less distributions:
  Dividends from net investment income              --          (0.01)            (0.04)            (0.06)            (0.07)
  Distributions from net realized gain
    on investments                                  --             --                --                --                --
  Distributions from capital                        --             --                --                --                --
                                           -----------    -----------       -----------       -----------       -----------
Total distributions                                 --          (0.01)            (0.04)            (0.06)            (0.07)
                                           -----------    -----------       -----------       -----------       -----------
Net increase (decrease) in net asset value          --             --                --                --                --
Net asset value, end of period             $      1.00    $      1.00       $      1.00       $      1.00       $      1.00
                                           ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(d)                                   0.50%          1.24%             3.68%             5.91%             4.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $   240,930    $   261,914       $   152,129       $    36,270       $     8,804
Ratio of expenses to average net assets           0.74%          0.72%(c)          0.66%(a)          0.66%(a)          0.65%(a)
Ratio of net investment income (loss) to
  average net assets                              0.50%          1.20%             3.40%             5.73%             4.63%
Current Yield(b)                                  0.43%          0.75%             1.62%             6.01%             5.16%
Effective Yield(b)                                0.44%          0.76%             1.64%             6.20%             5.30%


(a) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(b) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.
(c) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(d) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD MORTGAGE SECURITIES HLS FUND


                                                                       CLASS IB - PERIOD ENDED:
                                                                                                                 11/9/99-
                                             12/31/03      12/31/02           12/31/01          12/31/00        12/31/99(a)
                                           -----------    -----------       -----------       -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)    $     11.94    $     11.50       $     11.36       $     10.39       $     11.07
Net investment income (loss)(g)                   0.38           0.31              0.50              0.78              0.09
Net realized and unrealized gain (loss)
  on investments(g)                              (0.14)          0.18              0.31              0.27             (0.16)
                                           -----------    -----------       -----------       -----------       -----------
Total from investment operations(g)               0.24           0.49              0.81              1.05             (0.07)
Less distributions:
  Dividends from net investment income(g)        (0.37)         (0.05)            (0.67)            (0.08)            (0.61)
  Distributions from net realized gain on
    investments(g)                               (0.06)            --                --                --                --
  Distributions from capital(g)                     --             --                --                --                --
                                           -----------    -----------       -----------       -----------       -----------
Total distributions(g)                           (0.43)         (0.05)            (0.67)            (0.08)            (0.61)
                                           -----------    -----------       -----------       -----------       -----------
Net increase (decrease) in net asset
  value(g)                                       (0.19)          0.44              0.14              0.96             (0.68)
Net asset value, end of period(g)          $     11.75    $     11.94       $     11.50       $     11.36       $     10.39
                                           ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(i)                                   2.03%          7.89%             7.30%            10.08%             0.60%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $   180,982    $   116,549       $    26,121       $     1,148       $         9
Ratio of expenses to average net assets           0.74           0.73(h)           0.66%(d)          0.66%(d)          0.66%(c),(d)
Ratio of net investment income (loss) to
  average net assets                              2.59%          3.62%             5.46%             6.25%           5.80%c
Portfolio turnover rate(f)                         111%           339%              233%              534%              472%
Current Yield(e)                                  4.04%          3.07%             4.67%             6.48%             6.64%


(a)  Class IB shares were first offered on November 9, 1999.
(b)  Not annualized
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
(f) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(g) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(h) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(i) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD SMALL COMPANY HLS FUND


                                                                         CLASS IB - PERIOD ENDED:
                                             12/31/03       12/31/02          12/31/01          12/31/00        12/31/99(a)
                                           -----------    -----------       -----------       -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)    $      9.23    $     13.26       $     16.83       $     21.87       $     13.23
Net investment income (loss)(d)                  (0.04)         (0.06)            (0.01)             0.03             (0.04)
Net realized and unrealized gain (loss)
  on investments(d)                               5.16          (3.97)            (2.53)            (2.57)             8.71
                                           -----------    -----------       -----------       -----------       -----------
Total from investment operations(d)               5.12          (4.03)            (2.54)            (2.54)             8.67
Less distributions:
  Dividends from net investment income(d)           --             --                --                --                --
  Distributions from net realized gain on
    investments(d)                                  --             --             (1.03)            (2.50)            (0.03)
  Distributions from capital(d)                     --             --                --                --                --
                                           -----------    -----------       -----------       -----------       -----------
Total distributions(d)                              --             --             (1.03)            (2.50)            (0.03)
                                           -----------    -----------       -----------       -----------       -----------
Net increase (decrease) in net asset
  value(d)                                        5.12          (4.03)            (3.57)            (5.04)             8.64
Net asset value, end of period(d)          $     14.35    $      9.23       $     13.26       $     16.83       $     21.87
                                           ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(f)                                  55.48%        (30.39%)          (15.07%)          (13.28%)           65.54%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $   190,456    $    66,378       $    59,371       $    40,967       $    10,200
Ratio of expenses to average net assets           1.01%          1.00%(e)          0.94%(b)          0.92%(b)          0.96%(b)
Ratio of net investment income (loss) to
  average net assets                             (0.74%)        (0.53%)           (0.15%)           (0.18%)           (0.63%)
Portfolio turnover rate(c)                         171%           222%              227%              195%              181%


(a) Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
(b) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

(d) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD SMALLCAP GROWTH HLS FUND


                                                                        CLASS IB -
                                                                      PERIOD ENDED:
                                                                                  4/30/02
                                                                12/31/03        12/31/02(a)
                                                              ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $      11.73     $      15.96
Net investment income (loss)                                         (0.01)           (0.01)
Net realized and unrealized gain (loss) on investments                5.83            (4.22)
                                                              ------------     ------------
Total from investment operations                                      5.82            (4.23)
Less distributions:
  Dividends from net investment income                                  --               --
  Distributions from net realized gain on investments                   --               --
  Distributions from capital                                            --               --
                                                              ------------     ------------
Total distributions                                                     --               --
Net increase (decrease) in net asset value                            5.82            (4.23)
Net asset value, end of period                                $      17.55     $      11.73
                                                              ============     ============
TOTAL RETURN(e)                                                      49.70%          (26.51%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $     74,592     $      7,150
Ratio of expenses to average net assets                               0.91%            0.89%(c)
Ratio of net investment income (loss) to average net assets          (0.26%)          (0.13%)(c)
Portfolio turnover rate(d)                                             101%              99%


(a)  Class IB shares were first offered on April 30, 2002.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD STOCK HLS FUND

                                                                         CLASS IB - PERIOD ENDED:
                                             12/31/03       12/31/02          12/31/01          12/31/00        12/31/99(a)
                                           -----------    -----------       -----------       -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(d)    $     35.42    $     47.31       $     58.79       $     71.51       $    118.84
Net investment income (loss)(d)                   0.38           0.38              0.46              0.74              0.21
Net realized and unrealized gain (loss)
  on investments(d)                               8.88         (11.95)            (7.57)            (5.47)            12.00
                                           -----------    -----------       -----------       -----------       -----------
Total from investment operations(d)               9.26         (11.57)            (7.11)            (4.72)            12.21
Less distributions:
  Dividends from net investment income(d)        (0.39)         (0.32)            (0.32)            (0.34)            (0.56)
  Distributions from net realized gain on
    investments(d)                                  --             --             (4.05)            (7.66)           (58.98)
  Distributions from capital(d)                     --             --                --                --                --
                                           -----------    -----------       -----------       -----------       -----------
Total distributions(d)                           (0.39)         (0.32)            (4.37)            (8.00)           (59.54)
                                           -----------    -----------       -----------       -----------       -----------
Net increase (decrease) in net
  asset value(d)                                  8.87         (11.89)           (11.48)           (12.72)            (4.73)
Net asset value, end of period(d)          $     44.29    $     35.42       $     47.31       $     58.79       $     71.51
                                           ===========    ===========       ===========       ===========       ===========
TOTAL RETURN(f)                                  26.16%        (24.42%)          (12.39%)           (7.21%)           19.57%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $   562,979    $   296,767       $   271,475       $   136,077       $    47,439
Ratio of expenses to average net assets           0.74%          0.72%(e)          0.67%(b)          0.66%(b)          0.66%(b)
Ratio of net investment income (loss) to
  average net assets                              0.93%          0.75%             0.62%             0.46%             0.62%
Portfolio turnover rate(c)                          37%            44%               39%               40%               39%

(a) Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
(b) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
(d) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND


                                                                       CLASS IB -
                                                                      PERIOD ENDED:
                                                                                 4/30/02-
                                                                12/31/03        12/31/02(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $      11.34     $      10.51
Net investment income (loss)                                          0.27             0.15
Net realized and unrealized gain (loss) on investments               (0.05)            0.68
                                                              ------------     ------------
Total from investment operations                                      0.22             0.83
Less distributions:
  Dividends from net investment income                               (0.17)              --
  Distributions from net realized gain on investments                   --               --
  Distributions from capital                                            --               --
                                                              ------------     ------------
Total distributions                                                  (0.17)              --
                                                              ------------     ------------
Net increase (decrease) in net asset value                            0.05             0.83
Net asset value, end of period                                $      11.39     $      11.34
                                                              ============     ============
TOTAL RETURN(e)                                                       1.89%            7.96%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $    239,023     $    100,867
Ratio of expenses to average net assets                               0.72%            0.74%(c)
Ratio of net investment income (loss) to average net assets           2.49%            5.13%(c)
Portfolio turnover rate(d)                                             191%             283%


(a)  Class IB shares were first offered on April 30, 2002.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD VALUE HLS FUND


                                                                           CLASS IB - PERIOD ENDED:
                                                                                                     4/30/01-
                                                                12/31/03         12/31/02           12/31/01(a)
                                                              ------------     ------------        ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                       $       7.60     $       9.93        $      10.00
Net investment income (loss)(f)                                       0.09             0.07                0.02
Net realized and unrealized gain (loss) on investments(f)             2.06            (2.33)              (0.03)
                                                              ------------     ------------        ------------
Total from investment operations(f)                                   2.15            (2.26)              (0.01)
Less distributions:
  Dividends from net investment income(f)                            (0.06)           (0.07)              (0.02)
  Distributions from net realized gain on investments(f)                --               --               (0.04)
  Distributions from capital(f)                                         --               --                  --
                                                              ------------     ------------        ------------
Total distributions(f)                                               (0.06)           (0.07)              (0.06)
                                                              ------------     ------------        ------------
Net increase (decrease) in net asset value(f)                         2.09            (2.33)              (0.07)
Net asset value, end of period(f)                             $       9.69     $       7.60        $       9.93
                                                              ============     ============        ============
TOTAL RETURN(h)                                                      28.28%          (22.81%)             (0.06%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $     99,825     $     34,006        $     11,952
Ratio of expenses to average net assets                               1.12%            1.12%(g)            1.08%(c),(d)
Ratio of net investment income (loss) to average net assets           1.28%            1.07%               0.84%(c)
Portfolio turnover rate(e)                                              40%              37%                 16%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD VALUE OPPORTUNITIES HLS FUND


                                                                        CLASS IB -
                                                                      PERIOD ENDED:
                                                                                  4/30/02-
                                                                12/31/03        12/31/02(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $      10.84     $      13.51
Net investment income (loss)                                          0.08             0.02
Net realized and unrealized gain (loss) on investments                4.41            (2.69)
                                                              ------------     ------------
Total from investment operations                                      4.49            (2.67)
Less distributions:
  Dividends from net investment income                               (0.06)              --
  Distributions from net realized gain on investments                   --               --
  Distributions from capital                                            --               --
                                                              ------------     ------------
Total distributions                                                  (0.06)              --
                                                              ------------     ------------
Net increase (decrease) in net asset value                            4.43            (2.67)
Net asset value, end of period                                $      15.27     $      10.84
                                                              ============     ============
TOTAL RETURN(e)                                                      41.52%          (19.74%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $     32,572     $      3,160
Ratio of expenses to average net assets                               0.96%            0.91%(c)
Ratio of net investment income (loss) to average net assets           0.37%            1.06%(c)
Portfolio turnover rate(d)                                              48%              67%


(a)  Class IB shares were first offered on April 30, 2002.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2003 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                 811-08629
Hartford HLS Series Fund II, Inc.                          811-04615

HARTFORD HLS FUNDS

CLASS IA SHARES

PROSPECTUS
MAY 1, 2004


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


HARTFORD ADVISERS HLS FUND
HARTFORD BLUE CHIP STOCK HLS FUND
HARTFORD BOND HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND
 (FORMERLY HARTFORD GROWTH AND INCOME HLS FUND)
HARTFORD GLOBAL LEADERS HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND
HARTFORD INDEX HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
HARTFORD INTERNATIONAL STOCK HLS FUND
HARTFORD LARGECAP GROWTH HLS FUND
HARTFORD MIDCAP STOCK HLS FUND
HARTFORD MONEY MARKET HLS FUND

HARTFORD MULTISECTOR BOND HLS FUND (NO LONGER OFFERED)

HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD SMALLCAP VALUE HLS FUND
HARTFORD STOCK HLS FUND
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD VALUE OPPORTUNITIES HLS FUND


HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                             PAGE
---------------------------------------------------------------------------------------------------------
Introduction.                   Introduction                                                            2

A summary of each fund's        Hartford Advisers HLS Fund                                              3
goals, principal strategies,    Hartford Blue Chip Stock HLS Fund                                       6
main risks, performance and     Hartford Bond HLS Fund                                                  9
fees.                           Hartford Capital Appreciation HLS Fund                                 12
                                Hartford Capital Opportunities HLS Fund                                15
                                Hartford Disciplined Equity HLS Fund                                   18
                                Hartford Global Leaders HLS Fund                                       21
                                Hartford Growth Opportunities HLS Fund                                 24
                                Hartford High Yield HLS Fund                                           27
                                Hartford Index HLS Fund                                                30
                                Hartford International Opportunities HLS Fund                          33
                                Hartford International Stock HLS Fund                                  36
                                Hartford LargeCap Growth HLS Fund                                      39
                                Hartford MidCap Stock HLS Fund                                         42
                                Hartford Money Market HLS Fund                                         45
                                Hartford Multisector Bond HLS Fund (no longer offered)                 48
                                Hartford SmallCap Growth HLS Fund                                      51
                                Hartford SmallCap Value HLS Fund                                       54
                                Hartford Stock HLS Fund                                                57
                                Hartford U.S. Government Securities HLS Fund                           60
                                Hartford Value Opportunities HLS Fund                                  63

Description of other            Investment strategies and investment matters                           66
investment strategies and
investment risks.

Investment manager and          Management of the funds                                                70
management fee information.

Further information on the      Further information on the funds                                       73
funds.                          Purchase and redemption of fund shares                                 73
                                Determination of net asset value                                       73
                                Dividends and distributions                                            74
                                Right to reject or restrict purchase and exchange orders               74
                                Federal income taxes                                                   74
                                Variable contract owner voting rights                                  75
                                Plan participant voting rights                                         75
                                Performance related information                                        75
                                Distributor, Custodian and Transfer Agent                              75
                                Financial highlights                                                   76
                                Privacy policy                                                         88
                                For more information                                           back cover

INTRODUCTION


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life"), Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"), and certain qualified retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each offer two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees. Each other fund in this prospectus offers only Class IA shares. Prior to May 1, 2002, each fund, except Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Global Leaders HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund and Stock HLS Fund, offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.


Ten of the funds (Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Global Leaders HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund and Stock HLS Fund) are investment portfolios of Hartford Series Fund, Inc.; and each other fund is an investment portfolio of Hartford HLS Series Fund II, Inc.

Each fund is a diversified fund. Information on each fund, including their risk factors, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

                                                      HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  stocks,

     -  debt securities, and

     -  money market instruments.

Asset allocation decisions are based on the fund's sub-advisor, Wellington Management Company, LLP's ("Wellington Management"), judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call' -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994         -2.74%
1995         28.34%
1996         16.59%
1997         24.51%
1998         24.66%
1999         10.59%
2000         -0.75%
2001         -4.64%
2002        -13.79%
2003         18.49%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.92% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.84% (2ND QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                               1 YEAR    5 YEARS    10 YEARS
Class IA                        18.49%      1.35%     9.22%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                  28.67%     -0.57%    11.06%
Lehman Brothers
  Government/
  Credit Bond
  Index (reflects no
  deduction for fees
  or expenses)                   4.66%      6.65%     6.98%


  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.63%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.67%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     68
  Year 3                                                                $    214
  Year 5                                                                $    373
  Year 10                                                               $    835


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Co-portfolio manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976

John C. Keogh

-  Senior Vice President of Wellington Management

-  Co-portfolio manager of the fund since 2004

- Joined Wellington Management in 1983 and has been an investment professional involved in portfolio management since that time

HARTFORD BLUE CHIP STOCK HLS FUND

INVESTMENT GOAL. The Hartford Blue Chip Stock HLS Fund seeks long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objectives by investing at least 80% of its net assets in common stocks of large and medium-sized blue chip growth companies, as defined by T. Rowe Price Associates, Inc. ("T. Rowe Price"), the sub-adviser to the fund. These are companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Its investment approach reflects its belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies that are targeted will have good prospects for dividend growth.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most of the fund's assets will be invested in U.S. common stocks, the fund may also purchase other types of securities, including foreign securities, preferred stocks and convertible securities, when they are considered consistent with the fund's investment objectives. The fund may also buy and sell futures contracts and options on futures contracts. This may be done to hedge the value of the fund's portfolio against potential adverse movements in securities prices, to enhance returns, or to maintain market exposure.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

T. Rowe Price's investment strategy significantly influences the fund's performance. Even well-established growth stocks can be volatile. The fund's focus on large and medium-sized blue chip companies significantly influences its performance. Large blue chip company stocks as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies. Additionally, if T. Rowe Price incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

If the fund uses futures contracts or options on futures contracts it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on T. Rowe Price's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if the fund had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgement is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1997        27.00%
1998        28.07%
1999        19.88%
2000        -2.47%
2001       -14.41%
2002       -24.40%
2003        29.30%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.38% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.00% (1ST QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                              SINCE INCEPTION
                         1 YEAR    5 YEARS     (MAY 1, 1996)
Class IA(1)               29.30%    -0.44%        8.35%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)            28.67%    -0.57%        8.84%(2)


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2) Return is from 4/30/96.

    INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.88%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.02%
  Total operating expenses                                                  0.90%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     92
  Year 3                                                                $    287
  Year 5                                                                $    498
  Year 10                                                               $  1,108


[SIDENOTE]

SUB-ADVISER

T. Rowe Price


PORTFOLIO MANAGER

Larry J. Puglia

-  Vice President of T. Rowe Price

-  Manager of the fund since 1996

-  Joined T. Rowe Price in 1990

                                                          HARTFORD BOND HLS FUND

INVESTMENT GOAL. The Hartford Bond HLS Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 80% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P), or securities which, if unrated, are determined by the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds."

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call' -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994         -3.95%
1995         18.49%
1996          3.52%
1997         11.35%
1998          8.15%
1999         -2.02%
2000         11.99%
2001          8.68%
2002         10.08%
2003          7.85%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.40% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -3.40% (1ST QUARTER
1994).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                               1 YEAR    5 YEARS    10 YEARS
Class IA                        7.85%     7.20%      7.22%
Lehman Brothers
  U.S. Aggregate
  Bond Index
  (reflects no
  deduction for fees
  or expenses)                  4.11%     6.62%      6.95%


  INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                       CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.47%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.03%
  Total operating expenses                                                  0.50%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     51
  Year 3                                                                $    160
  Year 5                                                                $    280
  Year 10                                                               $    628


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGER

Nasri Toutoungi

-  Managing Director of Hartford Investment Management

-  Manager of the fund since 2003

-  Joined Hartford Investment Management in 2003


- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994          2.50%
1995         30.25%
1996         20.70%
1997         22.34%
1998         15.48%
1999         37.46%
2000         13.22%
2001         -6.94%
2002        -19.70%
2003         42.38%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.33% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -19.04% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                               1 YEAR    5 YEARS    10 YEARS
Class IA                        42.38%    10.61%     14.19%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                  28.67%    -0.57%     11.06%


  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.64%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.05%
  Total operating expenses                                                  0.69%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     70
  Year 3                                                                $    221
  Year 5                                                                $    384
  Year 10                                                               $    859


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

Saul J. Pannell, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1991

-  Joined Wellington Management in 1979

-  Investment professional since 1974

                                         HARTFORD CAPITAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Capital Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests at least 65% of net assets in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts. The fund focuses on companies which the fund's sub-adviser, Holland Capital Management, L.P. ("Holland Capital"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The fund may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Holland Capital uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by Holland Capital and its large group of equity research analysts.

Under normal market conditions, the fund invests primarily in common stocks of companies with large market capitalizations that Holland Capital believes have superior growth potential. Holland Capital defines large cap companies as companies with a market cap greater than $5 billion.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Holland Capital's investment strategy significantly influences the fund's performance. If Holland Capital incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. Additionally, large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001        -23.63%
2002        -28.85%
2003         27.38%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 18.09% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -26.37% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                   SINCE INCEPTION
                         1 YEAR     (MAY 1, 2000)
Class IA(1)               27.38%      -12.55%
S&P 500 Index
  (reflects no
  deduction for
  fees or
  expenses)               28.67%       -5.60%(2)


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2) Return is from 4/30/00.

    INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.90%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.16%
  Total operating expenses                                                  1.06%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $   108
  Year 3                                                                $   337
  Year 5                                                                $   585
  Year 10                                                               $ 1,294


[SIDENOTE]

SUB-ADVISER

Holland Capital


PORTFOLIO MANAGERS

Louis A. Holland

- Managing Partner and Chief Investment Officer of Holland Capital Management, L.P.

-  Co-Manager of the fund since May 1, 2004

-  Investment professional for over thirty-five years

Monica L. Walker

-  Partner and Equity Portfolio Manager of Holland Capital Management, L.P.

-  Co-Manager of the fund since May 1, 2004

-  Investment professional for over twenty years

Charles M. Sloan

-  Senior Equity Analyst of Holland Capital Management, L.P.

-  Co-Manager of the fund since May 1, 2004

-  Investment professional for over ten years

HARTFORD DISCIPLINED EQUITY HLS FUND
(FORMERLY HARTFORD GROWTH AND INCOME HLS FUND)

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by the fund's sub-adviser, Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999         21.82%
2000         -5.64%
2001         -8.02%
2002        -24.65%
2003         28.82%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.65% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.48% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                              SINCE INCEPTION
                         1 YEAR    5 YEARS     (MAY 29, 1998)
Class IA                  28.82%     0.52%       3.64%
S&P 500 Index
  (reflects no
  deduction for
  fees or
  expenses)               28.67%    -0.57%       1.80%(1)



(1) Return is from 5/31/98.


    INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.73%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.05%
  Total operating expenses                                                  0.78%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     80
  Year 3                                                                $    249
  Year 5                                                                $    433
  Year 10                                                               $    966


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

James A. Rullo, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (May 1998)

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987

                                                HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of the fund's sub-adviser, Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

     - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999         50.37%
2000         -7.06%
2001        -16.58%
2002        -19.51%
2003         35.57%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03%
(3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                              SINCE INCEPTION
                                               (SEPTEMBER 30,
                         1 YEAR    5 YEARS         1998)
Class IA                  35.57%     4.93%        10.35%
Morgan Stanley
  Capital
  International
  World Index
  (reflects no
  deduction
  for fees or
  expenses)               33.76%    -0.39%         3.34%


  INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.73%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.07%
  Total operating expenses                                                  0.80%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     82
  Year 3                                                                $    255
  Year 5                                                                $    444
  Year 10                                                               $    990


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

Andrew S. Offit

-  Senior Vice President of Wellington Management

- Sole Manager of the fund since August 2001; Co-Manager of the fund since inception (September 1998)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994         -2.82%
1995         27.66%
1996         16.41%
1997         12.42%
1998         19.01%
1999         55.17%
2000          3.99%
2001        -22.85%
2002        -27.65%
2003         43.79%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                               1 YEAR    5 YEARS    10 YEARS
Class IA(1)                     43.79%     5.31%     9.61%
Russell 3000 Growth
  Index (reflects no
  deduction for fees
  or expenses)                  30.97%    -4.69%     8.81%


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

    INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.62%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.02%
  Total operating expenses                                                  0.64%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     65
  Year 3                                                                $    205
  Year 5                                                                $    357
  Year 10                                                               $    798


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

Michael Carmen, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1999

- Employed by Kobrick Funds from 1997-1999, State Street Research and Management from 1992-1996 and 1997, and Montgomery Asset Management 1996 as an equity portfolio manager

                                                    HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by the fund's sub-adviser, Hartford Investment Management, to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999          4.70%
2000          1.03%
2001          2.69%
2002         -6.89%
2003         23.18%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.34% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -5.94% (3RD QUARTER
2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                              SINCE INCEPTION
                                               (SEPTEMBER 30,
                         1 YEAR    5 YEARS         1998)
Class IA                  23.18%    4.50%          4.99%
Lehman
  Brothers
  High Yield
  Corporate
  Index (reflects
  no deduction
  for fees
  or expenses)            28.96%    5.23%          5.39%


  INDEX: The Lehman Brothers High Yield Corporate Index is a unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.75%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.03%
  Total operating expenses                                                  0.78%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     80
  Year 3                                                                $    249
  Year 5                                                                $    433
  Year 10                                                               $    966


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGERS

Christine Mozonski

-  Vice President of Hartford Investment Management

-  Co-portfolio manager of the fund since 2002

-  Joined Hartford Investment Management in June 1992

- Investment professional involved in trading and portfolio management since that time

David Hillmeyer

-  Vice President of Hartford Investment Management

-  Co-portfolio manager of the fund since 2003

-  Joined Hartford Investment Management in 1995

-  Investment professional involved in trading and portfolio management since
   1992

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the fund's sub-adviser, Hartford Investment Management, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 2003, approximately 47.75 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Microsoft Corporation, Exxon Mobil Corporation, Pfizer, Inc. and Citigroup, Inc.

Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. And have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994          0.94%
1995         36.55%
1996         22.09%
1997         32.61%
1998         28.06%
1999         20.49%
2000         -9.50%
2001        -12.31%
2002        -22.45%
2003         28.13%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.17% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.37% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                               1 YEAR    5 YEARS    10 YEARS
Class IA                        28.13%    -1.02%     10.50%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                  28.67%    -0.57%     11.06%


  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.40%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.44%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     45
  Year 3                                                                $    141
  Year 5                                                                $    246
  Year 10                                                               $    555


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGER

Juliet Murphy

-  Assistant Vice President of Hartford Investment Management

-  Manager of the fund since 2003

-  Joined Hartford Investment Management in 1997

- Investment professional involved in trading, portfolio management and investment strategy since 1997

                                   HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the asset-weighted market cap of the MSCI AC World Free ex US Index. As of December 31, 2003, the range of market capitalizations of companies in the MSCI AC World Free ex US Index was between approximately $29 million and $179.2 billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994         -1.94%
1995         13.93%
1996         12.93%
1997          0.34%
1998         13.16%
1999         39.86%
2000        -17.10%
2001        -18.73%
2002        -17.93%
2003         33.10%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                               1 YEAR    5 YEARS    10 YEARS
Class IA                        33.10%    0.58%      3.96%
MSCI AC World
  Free ex US Index
  (reflects no
  deductions for fees
  or expenses)                  41.40%    1.54%      4.66%


  INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.73%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.10%
  Total operating expenses                                                  0.83%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     85
  Year 3                                                                $    265
  Year 5                                                                $    460
  Year 10                                                               $  1,025


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

Trond Skramstad

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1994

-  Joined Wellington Management in 1993

-  Investment professional since 1990

HARTFORD INTERNATIONAL STOCK HLS FUND

INVESTMENT GOAL. The Hartford International Stock HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in common stocks. The fund focuses on common stocks and other equity securities of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE(R) Index) that the fund's sub-adviser, Lazard Asset Management LLC ("Lazard"), believes are undervalued based on their earnings, cash flow or asset values.

Lazard attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratios, high yield, unrecognized assets, potential for management change and the potential to improve profitability. Lazard's global investment specialists apply both quantitative and qualitative analysis to securities selection, and focus on individual stock selection rather than on general stock market trends.

In choosing stocks for the fund, Lazard looks for established companies in economically developed countries. The percentage of the fund's assets invested in particular geographic sectors may shift from time to time based on Lazard's judgment.

The fund may engage in forward currency exchange contracts to hedge its portfolio against unfavorable currency movements and to enhance returns.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Lazard's investment strategy significantly influences the fund's performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Additionally, if the fund invests in countries or regions that experience economic downturns, performance could suffer.

If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1995         14.35%
1996         14.02%
1997         11.99%
1998         16.47%
1999         23.99%
2000         -9.79%
2001        -24.17%
2002         -9.74%
2003         30.01%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 18.26% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.27% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   SINCE
                                                 INCEPTION
                                                (JANUARY 3,
                         1 YEAR    5 YEARS         1995)
Class IA(1)               30.01%     -0.09%       6.02%
MSCI EAFE Index
  (reflects no
  deduction for fees
  or expenses)            39.16%      0.26%       4.42%(2)


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2) Return is from 12/31/94.

    INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.85%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.11%
  Total operating expenses                                                  0.96%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     98
  Year 3                                                                $    306
  Year 5                                                                $    531
  Year 10                                                               $  1,178


[SIDENOTE]

SUB-ADVISER

Lazard Asset Management LLC


PORTFOLIO MANAGERS

John R. Reinsberg


-  Deputy Chairman, International and Global Products, Lazard


-  Manager of the fund since its inception


-  Joined Lazard in 1991

-  Investment professional since 1981

Michael A. Bennett

-  Managing Director, Lazard

-  Manager of the fund since May 2003

-  Joined Lazard in 1992

-  Investment professional since 1987


Gabrielle M. Boyle


-  Senior Managing Director, Lazard


-  Manager of the fund since May 2003


-  Joined Lazard in 1993

-  Investment professional since 1990

Gabriella Dixon, CFA

-  Managing Director, Lazard

-  Manager of the fund since May 2004

-  Joined Lazard in 1990

-  Investment professional since 1990

Michael Powers

-  Managing Director, Lazard


-  Manager of the fund since May 2003


-  Joined Lazard in 1990

-  Investment professional since 1990

                                               HARTFORD LARGECAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford LargeCap Growth HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in large cap companies, focusing on the common stocks of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth. The fund defines large capitalization companies as companies with market capitalizations of approximately $5 billion or more. Normally, about 60 to 70 companies will be represented in the fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the fund's assets. The fund is designed for those seeking to accumulate capital over time with less volatility than that typically associated with investments in smaller companies.


The fund's sub-adviser, Holland Capital, relies heavily upon the fundamental research and analysis of its experienced internal research staff. The Holland Capital staff generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions and/or niche products or services, excellent balance sheets and superior earnings growth prospects. Emphasis is placed on identifying companies with above average prospective earnings growth that is not fully reflected in current market valuations.


Holland Capital expects the average market capitalization of companies represented in the fund's portfolio normally to be in the range of the average market capitalization of companies comprising the S&P 500 Index. As of December 31, 2003, the average market capitalization of companies comprising the S&P 500 Index was $90 billion. The fund's average market capitalization as of such date was $81 billion.


Although the fund invests primarily in stocks of United States companies, it may invest up to 20% of its total assets in equity securities of non-U.S. companies. It may also invest up to 20% of its net assets in convertible securities.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.

During market declines, while adding to positions in favored stocks, the fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Holland Capital seeks to gain positive returns in rising markets while providing some measure of protection in declining markets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization growth companies significantly influences its performance. Large capitalization stocks as a group could fall out of favor with the market causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if Holland Capital incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If Holland Capital's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Because the fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either positive or negative, on the fund's net asset value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999         27.22%
2000        -17.95%
2001        -14.89%
2002        -31.04%
2003         23.42%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 17.41% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.10%(3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   SINCE
                                                 INCEPTION
                         1 YEAR    5 YEARS     (MAY 1, 1998)
Class IA(1)               23.42%    -5.44%       -1.90%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)            28.67%    -0.57%        1.46%(2)


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2) Return is from 4/30/98.

    INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.90%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.03%
  Total operating expenses                                                  0.93%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     95
  Year 3                                                                $    296
  Year 5                                                                $    515
  Year 10                                                               $  1,143


[SIDENOTE]

SUB-ADVISER

Holland Capital


PORTFOLIO MANAGERS

Louis A. Holland

- Managing Partner and Chief Investment Officer of Holland Capital Management, L.P.

-  Co-Manager of the fund since December 19, 2003

-  Investment professional for over thirty-five years

Monica L. Walker

-  Partner and Equity Portfolio Manager of Holland Capital Management, L.P.

-  Co-Manager of the fund since December 19, 2003

-  Investment professional for over twenty years

HARTFORD MIDCAP STOCK HLS FUND

INVESTMENT GOAL. The Hartford MidCap Stock HLS Fund seeks total investment returns, including capital appreciation and income, that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap").

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of medium capitalization companies ("mid cap companies"). Mid cap companies are defined as those that have market values between $200 million and $15 billion.

The fund's sub-adviser, The Dreyfus Corporation ("Dreyfus"), selects common stocks so that, in the aggregate, the investment characteristics and risk profile of the fund are similar to those of the S&P MidCap. However, the fund seeks to invest in stocks that, in the aggregate, will provide a higher return than the S&P MidCap. The fund is not an index fund and its investments are not limited to securities of issuers included in the S&P MidCap.

Dreyfus utilizes computer techniques to track and, if possible, outperform the S&P MidCap. Dreyfus employs valuation models designed to identify common stocks of companies that are believed to have superior return potential in order to construct a portfolio that resembles the S&P MidCap but is weighted toward the stocks that Dreyfus believes are most attractive.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Dreyfus' investment strategy significantly influences the fund's performance. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999         10.97%
2000          8.71%
2001         -4.17%
2002        -13.06%
2003         31.05%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.69% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -16.14% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   SINCE
                                                 INCEPTION
                         1 YEAR    5 YEARS     (MAY 1, 1998)
Class IA(1)               31.05%    5.66%         4.44%
S&P 400 MidCap
  Index (reflects no
  deduction for fees
  or expenses)            35.62%    9.22%         9.08%(2)


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2) Return is from 4/30/98.

    INDEX: The S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity markets. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.90%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.05%
  Total operating expenses                                                  0.95%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     97
  Year 3                                                                $    303
  Year 5                                                                $    526
  Year 10                                                               $  1,166


[SIDENOTE]

SUB-ADVISER

Dreyfus


PORTFOLIO MANAGER

John O'Toole

-  Employed by Dreyfus since 1994 and Mellon Bank, NA since 1979

- Senior Vice President and a portfolio manager for Mellon Equity Associates, an affiliate of Dreyfus

-  Manager of the fund since 1999

                                                  HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.


The fund may invest up to 100% of its total assets in securities of foreign issuers.


The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994          3.95%
1995          5.74%
1996          5.18%
1997          5.31%
1998          5.25%
1999          4.89%
2000          6.10%
2001          3.87%
2002          1.47%
2003          0.75%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.16% (3RD QUARTER
2003).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                               1 YEAR    5 YEARS    10 YEARS
Class IA                        0.75%     3.39%      4.24%
60-Day Treasury
  Bill Index
  (reflects no
  deduction for fees
  or expenses)                  1.01%     3.39%      4.21%


  INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

  Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                          0.45%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                           0.04%
   Total operating expenses                                                 0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     50
  Year 3                                                                $    157
  Year 5                                                                $    274
  Year 10                                                               $    616


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management



PORTFOLIO MANAGERS


Robert Crusha

-  Vice President of Hartford Investment Management

-  Manager of the fund since May 2002

-  Joined Hartford Investment Management in 1993

-  Investment professional involved in trading and portfolio management since
   1995


Adam Tonkinson

-  Investment Officer of Hartford Investment Management

-  Assistant Portfolio Manager of the fund since March 2004

-  Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

HARTFORD MULTISECTOR BOND HLS FUND (NO LONGER OFFERED)


FROM ITS INCEPTION ON JANUARY 3, 1995 UNTIL MARCH 15, 2000, THIS FUND WAS MANAGED BY A DIFFERENT SUB-ADVISER AND WAS NAMED THE FORTIS GLOBAL BOND SERIES. AS THE GLOBAL BOND SERIES, THE FUND INVESTED PRINCIPALLY IN HIGH QUALITY U.S. AND FOREIGN GOVERNMENT AND CORPORATE FIXED INCOME SECURITIES. SINCE MARCH 15, 2000, THE FUND HAS BEEN SUB-ADVISED BY A I M CAPITAL MANAGEMENT, INC. IN THE MANNER DESCRIBED BELOW.

INVESTMENT GOAL. The Hartford Multisector Bond HLS Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, normally, at least 80% of its assets in fixed-rate corporate debt securities and U.S. and foreign government obligations. In complying with this 80% requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest up to 40% of its total assets in securities of foreign governments and companies, including those in emerging markets.

The fund may invest up to 35% of its total assets in non-investment grade corporate bonds (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P, or unrated corporate bonds deemed by the fund's sub-adviser, A I M Capital Management, Inc. ("AIM"), to be of comparable quality). Bonds rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may also invest in preferred stock issues and convertible corporate debt.

AIM focuses on securities that it believes have favorable prospects for current income, consistent with its concern for safety of principal. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer, and diversification in the fund. AIM considers whether to sell a particular security when any one of these factors materially changes. It is anticipated that the average effective duration of the fund will be between four and eight years.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. You could lose money as a result of your investment.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than for bond funds that do not invest in high yield bonds.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

                                              HARTFORD MULTISECTOR BOND HLS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser and sub-adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1995         19.14%
1996          3.32%
1997          0.14%
1998         13.49%
1999         -7.53%
2000          4.27%
2001          5.58%
2002          3.94%
2003          9.26%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 10.35% (1ST QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -4.87% (1ST QUARTER 1999).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   SINCE
                                                 INCEPTION
                         1 YEAR    5 YEARS   (JANUARY 3, 1995)
Class IA(1)               9.26%     2.94%        5.49%
Lehman Brothers
  U.S. Aggregate
  Bond Index
  (reflects no
  deduction for fees
  or expenses)            4.11%     6.62%        8.11%(2)


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2) Return is from 12/31/94.


    INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.75%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.07%
  Total operating expenses                                                  0.82%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     84
  Year 3                                                                $    262
  Year 5                                                                $    455
  Year 10                                                               $  1,014


[SIDENOTE]

SUB-ADVISER

AIM


PORTFOLIO MANAGERS

Jan H. Friedli

-  Senior Portfolio Manager, AIM

-  Mr. Friedli has been responsible for the fund since March of 2000

-  Associated with AIM and/or affiliates since 1999

- Global fixed-income portfolio manager for Nicholas-Applegate Capital Management, 1997-1999; international fixed-income trader and analyst for Strong Capital Management, 1994-1997

Carolyn L. Gibbs

-  Senior Portfolio Manager, AIM

-  Ms. Gibbs has been responsible for the fund since March of 2000

-  Associated with AIM and/or affiliates since 1992

Scott W. Johnson

-  Portfolio Manager, AIM

-  Mr. Johnson has been responsible for the fund since December of 2002

-  Associated with AIM and/or affiliates since 1994

                                               HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2003, this range was between approximately $7.3 million and $4.9 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1995                29.88%
1996                 7.64%
1997                 1.43%
1998                21.17%
1999               109.25%
2000               -15.08%
2001               -20.18%
2002               -28.83%
2003                50.06%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                   SINCE
                                                 INCEPTION
                          1 YEAR     5 YEARS   (MAY 2, 1994)
Class IA(1)                50.06%      8.66%      10.18%
Russell 2000
  Growth Index
  (reflects no
  deduction for fees
  or expenses)             48.53%      0.86%       6.06%(2)


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2) Return is from 4/30/94.

    INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                  CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                       Not applicable
  Maximum deferred sales charge (load)                      Not applicable
  Exchange fees                                             None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                     0.64%
  Distribution and service (12b-1) fees                               None
  Other expenses                                                      0.02%
  Total operating expenses                                            0.66%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     67
  Year 3                                                                $    211
  Year 5                                                                $    368
  Year 10                                                               $    822


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGERS

James A. Rullo

- Senior Vice President of Wellington Management

- Co-Manager of the fund since April 2001

- Joined Wellington Management as a portfolio manager in 1994

- Investment professional since 1987

David J. Elliott

- Vice President of Wellington Management

- Co-Manager of the fund since April 2001

- Joined Wellington Management as a Senior Systems Analyst in 1995 and has been an investment professional involved in quantitative analysis since 1999

HARTFORD SMALLCAP VALUE HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Value HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($2.1 billion as of December 31, 2003). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The fund's median market capitalization was $1.2 billion as of December 31, 2003. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.


The fund is sub-advised by Janus Capital Management LLC ("Janus"), which has contracted with Perkins, Wolf, McDonnell and Company, LLC (the "Manager") to provide day-to-day investment management for the fund. In selecting securities for the fund, the Manager generally looks for companies with:

     - a low price relative to their assets, earnings, cash flow or business franchise;

     -  products and services that give them a competitive advantage; and

     -  quality balance sheets and strong management.

The Manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

The Manager will generally sell a security when it no longer meets the Manager's investment criteria or when it has met the Manager's expectations for appreciation.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The Manager's investment strategy will influence performance significantly. Stocks of small companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Such stocks may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the Manager's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999                15.34%
2000                27.00%
2001                21.01%
2002               -15.17%
2003                38.46%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.92% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -23.31% (3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                               SINCE
                                             INCEPTION
                          1 YEAR   5 YEARS (MAY 1, 1998)
Class IA(1)                38.46%   15.80%  12.68%
Russell 2000 Index
  (reflects no
  deduction for fees
  or expenses)             46.02%   12.28%   7.82%(2)


----------
(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2) Return is from 4/30/98.

    INDEX: The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                  CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                       Not applicable
  Maximum deferred sales charge (load)                      Not applicable
  Exchange fees                                             None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                     0.88%
  Distribution and service (12b-1) fees                               None
  Other expenses                                                      0.04%
  Total operating expenses                                            0.92%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     94
  Year 3                                                                $    293
  Year 5                                                                $    509
  Year 10                                                               $  1,131


[SIDENOTE]

SUB-ADVISER

Janus


PORTFOLIO MANAGERS

Janus has contracted with Perkins, Wolf, McDonnell and Company, LLC (the "Manager") to provide day-to-day investment management for the fund. The following individuals manage the fund:

Robert H. Perkins

-  President and Director of the Manager

- Investment manager since 1970 and manager of the fund since its inception (May 1998)

Thomas H. Perkins

-  Investment manager since 1974 and manager of the fund since 1999

-  Joined the Manager in 1998

- Portfolio manager of valuation sensitive growth portfolios for Alliance Capital, 1984-1998

                                                         HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top-down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

     - Top down analysis is followed by what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994                -1.80%
1995                34.10%
1996                24.37%
1997                31.38%
1998                33.47%
1999                19.78%
2000                -7.04%
2001               -12.23%
2002               -24.25%
2003                26.47%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.17% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30%
(3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                          1 YEAR   5 YEARS  10 YEARS
Class IA                   26.47%   -1.31%   10.39%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)             28.67%   -0.57%   11.06%


    INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                  CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                       Not applicable
  Maximum deferred sales charge (load)                      Not applicable
  Exchange fees                                             None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    0.46%
   Distribution and service (12b-1) fees                              None
   Other expenses                                                     0.03%
   Total operating expenses                                           0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or withour redemption)
  Year 1                                                                $     50
  Year 3                                                                $    157
  Year 5                                                                $    274
  Year 10                                                               $    616


SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that the fund's sub-adviser, Hartford Investment Management, expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with an average life between one and ten years.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994                -6.44%
1995                18.78%
1996                 2.21%
1997                 9.08%
1998                 8.87%
1999                -1.94%
2000                11.81%
2001                 7.50%
2002                10.73%
2003                 2.15%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.86% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -4.55%
(1ST QUARTER 1994).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                          1 YEAR   5 YEARS  10 YEARS
Class IA(1)                2.15%    5.92%     6.05%
Lehman Brothers
  Intermediate
  Government
  Bond Index
  (reflects no
  deduction for fees
  or expenses)             2.29%    6.19%     6.32%


----------
(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

    INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                  CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                       Not applicable
  Maximum deferred sales charge (load)                      Not applicable
  Exchange fees                                             None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                     0.45%
  Distribution and service (12b-1) fees                               None
  Other expenses                                                      0.02%
  Total operating expenses                                            0.47%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     48
  Year 3                                                                $    151
  Year 5                                                                $    263
  Year 10                                                               $    591


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGERS


Christopher Hanlon

-  Senior Vice President of Hartford Investment Management

-  Manager of the fund since March 2004

- Joined Hartford Investment Management in 1988 and has been an investment professional involved in trading and portfolio management since that time

Russell M. Regenauer


-  Vice President of Hartford Investment Management

-  Assistant portfolio manager of the fund since September 2002

- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  strong management team, and

     -  strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1997                25.24%
1998                 9.64%
1999                 8.96%
2000                18.49%
2001                -2.55%
2002               -24.95%
2003                41.87%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.05% (2ND QUARTER 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.32%
(3RD QUARTER 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                                                SINCE
                                              INCEPTION
                           1 YEAR  5 YEARS  (MAY 1, 1996)
Class IA(1)                41.87%    6.02%      9.81%
Russell 3000
  Value Index
  (reflects no
  deduction for fees
  or expenses)             31.14%    4.16%  10.48%(2)


----------
(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2) Return is from 4/30/96.

    INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                  CLASS IA
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                     Not applicable
   Maximum deferred sales charge (load)                     Not applicable
   Exchange fees                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    0.68%
   Distribution and service (12b-1) fees                              None
   Other expenses                                                     0.03%
   Total operating expenses                                           0.71%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     73
  Year 3                                                                $    227
  Year 5                                                                $    395
  Year 10                                                               $    883


SUB-ADVISER

The fund has been managed since its inception (May 1996) by Wellington Management using a team specializing in all-cap value investing.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Money Market HLS Fund and U.S. Government HLS Fund, may invest as part of their principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the Advisers HLS Fund, Bond HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Multisector Bond HLS Fund and U.S. Government Securities HLS Fund may invest as part of their principal investment strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund, MidCap Stock HLS Fund and Multisector Bond HLS Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates as a principal investment strategy. Although not a principal investment strategy, each other fund (except Money Market HLS Fund) may employ these techniques. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

Each fund, except Index HLS Fund, MidCap Stock HLS Fund, Money Market HLS Fund, SmallCap Value HLS Fund and U.S. Government Securities HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. The MidCap Stock HLS Fund and SmallCap Value HLS Fund may invest in securities of foreign issuers and non-dollar securities, but not as part of their principal investment strategy. The U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation HLS Fund, Capital Opportunities HLS Fund and International Opportunities HLS Fund may invest in emerging markets as part of its principal investment strategy. Each other fund, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (HOLDRs), but not as part of principal investment strategy. SmallCap Value HLS Fund may not invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission). Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

Blue Chip Stock HLS Fund may invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., money market funds managed by T. Rowe Price (Blue Chip Stock HLS Fund's subadviser) and made available to clients of T. Rowe Price. The
T. Rowe Price Reserve Investment Fund does not charge investment advisory fees and T. Rowe Price received an exemptive order from the Securities and Exchange Commission that permits a fund to invest up to 25% of total assets in the T. Rowe Price Reserve Investment Fund.

Multisector Bond HLS Fund may invest in shares that have AIM, the Fund's subadviser, or an affiliate of AIM as an investment adviser ("the Affiliated Money Market Funds"), provided that such purchases are in compliance with the 1940 Act. With respect to Multisector Bond HLS Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Certain funds are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Blue Chip Stock HLS Fund, Bond HLS Fund, Disciplined Equity HLS Fund, High Yield HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund, MidCap Stock HLS Fund, Multisector Bond HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $225.9 billion in assets as of December 31, 2003. HL Advisors had over $53.1 billion in assets under management, as of December 31, 2003. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Hartford HLS Series Fund II, Inc. has received an exemptive order from the SEC under which it uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

THE INVESTMENT SUB-ADVISERS

BOND HLS FUND, HIGH YIELD HLS FUND, INDEX HLS FUND, MONEY MARKET HLS FUND AND U.S. GOVERNMENT SECURITIES HLS FUND. Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Bond HLS Fund, High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2003, Hartford Investment Management had investment management authority over approximately $32.4 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MULTISECTOR BOND HLS FUND (NO LONGER OFFERED). A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is the sub-adviser to the Multisector Bond HLS Fund. AIM has acted as an investment adviser since its organization in 1986. As of December 31, 2003, AIM, together with its affiliates, advised or managed approximately $149 billion in assets for over 200 investment portfolios.


ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH OPPORTUNITIES HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND, STOCK HLS FUND AND VALUE OPPORTUNITIES HLS FUND. Wellington Management, a Massachusetts limited liability partnership, is the sub-adviser to the Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2003, Wellington Management had investment management authority over approximately $394 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

CAPITAL OPPORTUNITIES HLS FUND AND LARGECAP GROWTH HLS FUND. Holland Capital Management, L.P. ("Holland Capital"), a Delaware limited partnership with principal offices at 1 North Wacker Drive, Suite 700, Chicago, Illinois 60606, is the sub-adviser to the Capital Opportunities HLS Fund and LargeCap Growth HLS Fund. Holland Capital is a professional money management firm with investment authority over client assets as of December 31, 2003 totaling approximately $1.9 billion. Holland Capital's clients are primarily corporate employee benefit funds, public employee retirement plans, investment companies, foundations and endowments.

BLUE CHIP STOCK HLS FUND. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock HLS Fund. T. Rowe Price was founded in 1937 and, together with its affiliates, managed over $190 billion for over eight million individual and institutional investor accounts as of December 31, 2003. Some of T. Rowe Price's accounts have investment policies similar to those of the fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

INTERNATIONAL STOCK HLS FUND. Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza,

New York, New York 10112, is the sub-adviser of the International Stock HLS Fund. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard provides investment management services to client discretionary accounts with assets as of December 31, 2003 totaling approximately $69.1 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the fund.

MIDCAP STOCK HLS FUND. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the MidCap Stock HLS Fund. Founded in 1947, Dreyfus manages 201 portfolios with approximately $167 billion in investment company assets, for approximately 1.4 million investor accounts nationwide (as of December 31, 2003). Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $657 billion under management (as of December 31, 2003). Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


SMALLCAP VALUE HLS FUND. Janus Capital Management LLC ("Janus"), 100 Fillmore Street, Denver, Colorado 80206, the sub-adviser of the SmallCap Value HLS Fund, has entered into an agreement with Perkins, Wolf, McDonnell and Company, LLC (the "Manager"), 310 South Michigan Avenue, Suite 2600, Chicago, Illinois 60604, under which Janus will pay the Manager a fee to provide the day-to-day investment management for the fund. As of December 31, 2003, Janus had investment management authority over approximately $151.5 billion in assets. As of the same date, the Manager had investment management authority over approximately $7.2 billion in assets.


MANAGEMENT FEES

Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Global Leaders HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund and Stock HLS Fund each pay a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for purposes of presentation in the table below). Each other fund pays a monthly management fee to HL Advisors for investment advisory and certain administrative services. These fees are based on a stated percentage of the fund's average daily net asset value as follows:

BLUE CHIP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $100,000,000                                                        0.900%
Amount over $100 Million                                                  0.850%

CAPITAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $200,000,000                                                        0.900%
Next $300,000,000                                                         0.850%
Amount over $500 Million                                                  0.800%

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, GLOBAL LEADERS HLS FUND, HIGH YIELD HLS FUND AND INTERNATIONAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $250,000,000                                                        0.775%
Next $250,000,000                                                         0.725%
Next $500,000,000                                                         0.675%
Amount over $1 Billion                                                    0.625%

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $100,000,000                                                        0.700%
Amount over $100 Million                                                  0.600%

INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
All Assets                                                                0.400%

INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $100,000,000                                                        0.850%
Amount over $100 Million                                                  0.800%

LARGECAP GROWTH HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $100,000,000                                                        0.900%
Next $100,000,000                                                         0.850%
Amount over $200 Million                                                  0.800%

MIDCAP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $100,000,000                                                        0.900%
Next $150,000,000                                                         0.850%
Amount over $250 Million                                                  0.800%

SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $50,000,000                                                         0.900%
Amount over $50 Million                                                   0.850%

BOND HLS FUND AND STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $250,000,000                                                        0.525%
Next $250,000,000                                                         0.500%
Next $500,000,000                                                         0.475%
Amount over $1 Billion                                                    0.450%

MULTISECTOR BOND HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $100,000,000                                                        0.750%
Amount over $100 Million                                                  0.650%

U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
First $50,000,000                                                         0.500%
Amount over $50 Million                                                   0.450%

MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL RATE
------------------------                                               -----------
All Assets                                                                0.450%

For the year ended December 31, 2003, Advisers HLS Fund, Bond HLS Fund, Disciplined Equity HLS Fund, Capital Appreciation HLS Fund, Global Leaders HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund and Stock HLS Fund each paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below). Each other fund paid management fees to HL Advisors. These fees, expressed as a percentage of net assets, were as follows:


FUND NAME                                                              ANNUAL RATE
---------                                                              -----------
Advisers HLS Fund                                                          0.63%
Blue Chip Stock HLS Fund                                                   0.88%
Bond HLS Fund                                                              0.47%
Capital Appreciation HLS Fund                                              0.64%
Capital Opportunities HLS Fund                                             0.90%
Disciplined Equity HLS Fund                                                0.73%
Global Leaders HLS Fund                                                    0.73%
Growth Opportunities HLS Fund                                              0.62%
High Yield HLS Fund                                                        0.75%
Index HLS Fund                                                             0.40%
International Opportunities HLS Fund                                       0.73%
International Stock HLS Fund                                               0.85%
LargeCap Growth HLS Fund                                                   0.90%
MidCap Stock HLS Fund                                                      0.90%
Money Market HLS Fund                                                      0.45%
Multisector Bond HLS Fund                                                  0.75%
SmallCap Growth HLS Fund                                                   0.64%
SmallCap Value HLS Fund                                                    0.88%
Stock HLS Fund                                                             0.46%
U.S. Government Securities HLS Fund                                        0.45%
Value Opportunities HLS Fund                                               0.68%

                                                FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES


The funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Fortis Benefits and First Fortis (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer their shares to certain qualified retirement plans (the "Plans").


Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each offer two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. For each of these funds, the two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance. Each other fund in this prospectus offers only Class IA shares.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the funds' Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Except for the Money Market HLS Fund, the funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined under procedures established by the applicable Board of

Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using prevailing exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the applicable Board of Directors. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market HLS Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except the Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the funds, negatively affect the funds' performance and increase transaction costs for all shareholders, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.


The funds are available for use with many different variable insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford Life, with respect to certain owners of the older variable annuity contracts, Hartford Life currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.


FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in the fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.


Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2003 and December 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before December 31, 2001 has been audited by the former independent public accountants to the funds. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.


HARTFORD ADVISERS HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)       $      19.59     $      23.44     $      26.65     $      29.65     $      29.85
Net investment income (loss)(a)                       0.42             0.51             0.64             0.68             0.68
Net realized and unrealized gain (loss)
  on investments(a)                                   3.18            (4.10)           (1.85)           (0.88)            2.21
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations(a)                   3.60            (3.59)           (1.21)           (0.20)            2.89
Less distributions:
  Dividends from net investment income(a)            (0.52)           (0.26)           (0.73)           (0.23)           (0.63)
  Distributions from net realized gain
    on investments(a)                                   --               --            (1.27)           (2.57)           (2.46)
  Distributions from capital(a)                         --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions(a)                               (0.52)           (0.26)           (2.00)           (2.80)           (3.09)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(a)                                            3.08            (3.85)           (3.21)           (3.00)           (0.20)
Net asset value, end of period(a)             $      22.67     $      19.59     $      23.44     $      26.65     $      29.65
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                      18.49%          (13.79%)          (4.64%)          (0.75%)          10.59%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $ 10,358,449     $  9,249,397     $ 11,836,564     $ 13,430,507     $ 14,082,895
Ratio of expenses to average net assets               0.67%            0.67%            0.66%            0.66%            0.65%
Ratio of net investment income (loss)
  to average net assets                               2.03%            2.29%            2.51%            2.47%            2.46%
Portfolio turnover rate(b)                              48%              47%              34%              40%              38%



(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD BLUE CHIP STOCK HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $      12.70     $      16.80     $      19.63     $      21.93     $      18.58
Net investment income (loss)                          0.03             0.01               --            (0.02)            0.02
Net realized and unrealized gain (loss)
  on investments                                      3.69            (4.11)           (2.83)           (0.41)            3.65
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      3.72            (4.10)           (2.83)           (0.43)            3.67
Less distributions:
  Dividends from net investment income                  --               --               --               --            (0.02)
  Distributions from net realized gain
    on investments                                      --               --               --            (1.87)           (0.30)
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                     --               --               --            (1.87)           (0.32)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            3.72            (4.10)           (2.83)           (2.30)            3.35
Net asset value, end of period                $      16.42     $      12.70     $      16.80     $      19.63     $      21.93
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                      29.30%          (24.40%)         (14.41%)          (2.47%)          19.88%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    182,530     $    155,333     $    239,597     $    293,654     $    284,229
Ratio of expenses to average net assets               0.90%            0.92%            0.92%            0.92%            0.92%
Ratio of net investment income (loss) to
  average net assets                                  0.22%            0.04%           (0.01%)          (0.09%)           0.10%
Portfolio turnover rate(a)                              28%              37%              47%              52%              40%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD BOND HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)       $      11.95     $      11.46     $      11.08     $       9.94     $      10.81
Net investment income (loss)(a)                       0.36             0.56             0.46             0.69             0.62
Net realized and unrealized gain (loss)
  on investments(a)                                   0.57            (0.01)            0.48             0.50            (0.84)
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations(a)                   0.93             0.55             0.94             1.19            (0.22)
Less distributions:
  Dividends from net investment income(a)            (0.50)           (0.05)           (0.56)           (0.05)           (0.58)
  Distributions from net realized gain
    on investments(a)                                (0.06)           (0.01)              --               --            (0.07)
  Distributions from capital(a)                         --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions(a)                               (0.56)           (0.06)           (0.56)           (0.05)           (0.65)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(a)                                            0.37             0.49             0.38             1.14            (0.87)
Net asset value, end of period(a)             $      12.32     $      11.95     $      11.46     $      11.08     $       9.94
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                       7.85%           10.08%            8.68%           11.99%           (2.02%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  2,332,343     $  2,145,266     $  1,549,698     $  1,033,043     $    978,861
Ratio of expenses to average net assets               0.50%            0.51%            0.51%            0.52%            0.52%
Ratio of net investment income (loss) to
  average net assets                                  3.74%            5.58%            5.87%            6.54%            6.09%
Portfolio turnover rate(b)                             215%             108%             185%             169%             111%
Current Yield(d)                                      3.90%            5.01%            5.74%            6.13%            7.02%



(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.
(d) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD CAPITAL APPRECIATION HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)       $      31.70     $      39.75     $      59.26     $      60.95     $      47.59
Net investment income (loss)(a)                       0.26             0.15             0.21             0.41             0.23
Net realized and unrealized gain (loss)
  on investments(a)                                  13.17            (8.01)           (3.36)            7.57            16.43
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations(a)                  13.43            (7.86)           (3.15)            7.98            16.66
Less distributions:
  Dividends from net investment income(a)            (0.22)           (0.19)           (0.27)           (0.39)           (0.18)
  Distributions from net realized gain
    on investments(a)                                   --               --           (16.09)           (9.28)           (3.12)
  Distributions from capital(a)                         --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions(a)                               (0.22)           (0.19)          (16.36)           (9.67)           (3.30)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(a)                                           13.21            (8.05)          (19.51)           (1.69)           13.36
Net asset value, end of period(a)             $      44.91     $      31.70     $      39.75     $      59.26     $      60.95
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                      42.38%          (19.70%)          (6.94%)          13.22%           37.46%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  8,912,749     $  6,240,859     $  8,734,600     $  9,581,897     $  7,963,003
Ratio of expenses to average net assets               0.69%            0.69%            0.68%            0.66%            0.66%
Ratio of net investment income (loss) to
  average net assets                                  0.77%            0.64%            0.57%            0.64%            0.46%
Portfolio turnover rate(b)                              94%              94%              92%             108%              66%



(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD CAPITAL OPPORTUNITIES HLS FUND


                                                                                 CLASS IA - PERIOD ENDED:
                                                                                                                 5/1/00-
                                                                 12/31/03        12/31/02        12/31/01      12/31/00(b)
                                                               ------------    ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $       5.09    $       7.15    $       9.37    $      10.61
Net investment income (loss)                                           0.02              --           (0.01)          (0.01)
Net realized and unrealized gain (loss)
  on investments                                                       1.37           (2.06)          (2.21)          (1.23)
                                                               ------------    ------------    ------------    ------------
Total from investment operations                                       1.39           (2.06)          (2.22)          (1.24)
Less distributions:
  Dividends from net investment income                                (0.02)             --              --              --
  Distributions from net realized gain
    on investments                                                       --              --              --              --
  Distributions from capital                                             --              --              --              --
                                                               ------------    ------------    ------------    ------------
Total distributions                                                   (0.02)             --              --              --
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net asset value                             1.37           (2.06)          (2.22)          (1.24)
Net asset value, end of period                                 $       6.46    $       5.09    $       7.15    $       9.37
                                                               ============    ============    ============    ============
TOTAL RETURN(f)                                                       27.38%         (28.85%)        (23.63%)        (11.68%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     17,794    $     16,387    $     23,514    $     16,162
Ratio of expenses to average net assets                                1.06%           1.05%           1.16%           1.31%(a),(c)
Ratio of net investment income (loss) to
  average net assets                                                   0.28%           0.04%          (0.19%)         (0.12%)(a),(c)
Portfolio turnover rate(e)                                               68%            109%            102%             63%


(a) Annualized.
(b) For the period May 1, 2000 (commencement of operations) to December 31, 2000. The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000 through May 1, 2000, as the fund's shares were not registered during that period.
(c) The fund's previous investment adviser voluntarily undertook to limit annual expenses for the fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (0.19%), respectively.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD DISCIPLINED EQUITY HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)       $       8.80     $      11.72     $      13.26     $      14.32     $      11.86
Net investment income (loss)(a)                       0.07             0.05             0.06             0.05             0.04
Net realized and unrealized gain (loss)
  on investments(a)                                   2.45            (2.97)           (1.10)           (0.85)            2.55
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations(a)                   2.52            (2.92)           (1.04)           (0.80)            2.59
Less distributions:
  Dividends from net investment income(a)            (0.12)              --               --            (0.05)           (0.04)
  Distributions from net realized gain
    on investments(a)                                   --               --            (0.50)           (0.21)           (0.09)
  Distributions from capital(a)                         --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions(a)                               (0.12)              --            (0.50)           (0.26)           (0.13)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(a)                                            2.40            (2.92)           (1.54)           (1.06)            2.46
Net asset value, end of period(a)             $      11.20     $       8.80     $      11.72     $      13.26     $      14.32
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                      28.82%          (24.65%)          (8.02%)          (5.64%)          21.82%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    685,888     $    460,807     $    416,013     $    379,905     $    201,857
Ratio of expenses to average net assets               0.78%            0.79%            0.79%            0.79%            0.82%
Ratio of net investment income (loss) to
  average net assets                                  0.89%            0.65%            0.54%            0.41%            0.63%
Portfolio turnover rate(b)                              73%              92%              85%              73%              54%



(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD GLOBAL LEADERS HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)       $      11.50     $      14.43     $      17.59     $      19.13     $      12.85
Net investment income (loss)(a)                       0.07             0.13             0.11             0.08             0.03
Net realized and unrealized gain (loss)
  on investments(a)                                   4.02            (2.95)           (3.02)           (1.42)            6.42
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations(a)                   4.09            (2.82)           (2.91)           (1.34)            6.45
Less distributions:
  Dividends from net investment income(a)            (0.06)           (0.11)           (0.08)           (0.09)           (0.03)
  Distributions from net realized gain
    on investments(a)                                   --               --            (0.17)           (0.11)           (0.14)
  Distributions from capital(a)                         --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions(a)                               (0.06)           (0.11)           (0.25)           (0.20)           (0.17)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(a)                                            4.03            (2.93)           (3.16)           (1.54)            6.28
Net asset value, end of period(a)             $      15.53     $      11.50     $      14.43     $      17.59     $      19.13
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                      35.57%          (19.51%)         (16.58%)          (7.06%)          50.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    728,049     $    544,901     $    484,661     $    572,217     $    179,675
Ratio of expenses to average net assets               0.80%            0.81%            0.81%            0.81%            0.86%
Ratio of net investment income (loss) to
  average net assets                                  0.54%            1.06%            0.71%            0.63%            0.54%(d)
Portfolio turnover rate(b)                             292%             324%             363%             367%             207%



(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.
(d) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.

HARTFORD GROWTH OPPORTUNITIES HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $      16.40     $      22.66     $      40.66     $      45.14     $      41.09
Net investment income (loss)                         (0.01)           (0.03)              --            (0.03)           (0.05)
Net realized and unrealized gain (loss)
  on investments                                      7.18            (6.23)           (9.21)            2.99            17.42
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      7.17            (6.26)           (9.21)            2.96            17.37
Less distributions:
  Dividends from net investment income                  --               --               --               --            (0.09)
  Distributions from net realized gain
    on investments                                      --               --            (8.79)           (7.44)          (13.23)
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                     --               --            (8.79)           (7.44)          (13.32)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            7.17            (6.26)          (18.00)           (4.48)            4.05
Net asset value, end of period                $      23.57     $      16.40     $      22.66     $      40.66     $      45.14
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                      43.79%          (27.65%)         (22.85%)           3.99%           55.17%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    696,900     $    478,045     $    755,068     $  1,063,005     $  1,044,728
Ratio of expenses to average net assets               0.64%            0.66%            0.65%            0.64%            0.66%
Ratio of net investment income (loss) to
  average net assets                                 (0.05%)          (0.16%)          (0.01%)          (0.08%)          (0.18%)
Portfolio turnover rate(a)                             145%             189%             228%             120%             175%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD HIGH YIELD HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)       $       8.49     $       9.64     $       9.39     $      10.05     $      10.17
Net investment income (loss)(a)                       0.19             0.63             0.78             0.78             0.60
Net realized and unrealized gain (loss)
  on investments(a)                                   1.75            (1.73)           (0.52)           (0.68)           (0.13)
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations(a)                   1.94            (1.10)            0.26             0.10             0.47
Less distributions:
  Dividends from net investment income(a)            (0.37)           (0.05)           (0.01)           (0.76)           (0.59)
  Distributions from net realized gain
    on investments(a)                                   --               --               --               --               --
  Distributions from capital(a)                         --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions(a)                               (0.37)           (0.05)           (0.01)           (0.76)           (0.59)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(a)                                            1.57            (1.15)            0.25            (0.66)           (0.12)
Net asset value, end of period(a)             $      10.06     $       8.49     $       9.64     $       9.39     $      10.05
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                      23.18%           (6.89%)           2.69%            1.03%            4.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    481,315     $    200,017     $    127,044     $     66,104     $     52,731
Ratio of expenses to average net assets               0.78%            0.82%            0.81%            0.81%            0.72%
Ratio of net investment income (loss) to
  average net assets                                  7.00%            9.33%            9.70%            9.15%            8.36%
Portfolio turnover rate(b)                              44%              60%              63%              69%              47%
Current Yield(d)                                      6.11%            9.18%           10.89%           10.75%            9.65%



(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.
(d) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD INDEX HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)       $      23.46     $      31.81     $      37.25     $      41.89     $      35.70
Net investment income (loss)(a)                       0.36             0.32             0.31             0.30             0.34
Net realized and unrealized gain (loss)
  on investments(a)                                   6.23            (8.29)           (4.87)           (4.24)            6.85
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations(a)                   6.59            (7.97)           (4.56)           (3.94)            7.19
Less distributions:
  Dividends from net investment income(a)            (0.37)           (0.28)           (0.29)           (0.31)           (0.40)
  Distributions from net realized gain
    on investments(a)                                (0.08)           (0.10)           (0.59)           (0.39)           (0.60)
  Distributions from capital(a)                         --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions(a)                               (0.45)           (0.38)           (0.88)           (0.70)           (1.00)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(a)                                            6.14            (8.35)           (5.44)           (4.64)            6.19
Net asset value, end of period(a)             $      29.60     $      23.46     $      31.81     $      37.25     $      41.89
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                      28.13%          (22.45%)         (12.31%)          (9.50%)          20.49%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  1,934,490     $  1,553,260     $  1,976,361     $  2,387,000     $  2,581,436
Ratio of expenses to average net assets               0.44%            0.44%            0.43%            0.43%            0.43%
Ratio of net investment income (loss) to
  average net assets                                  1.40%            1.18%            0.91%            0.75%            0.95%
Portfolio turnover rate(b)                               3%              15%               5%               7%               3%



(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)       $       7.66     $       9.53     $      13.64     $      18.76     $      13.55
Net investment income (loss)(a)                       0.09             0.17             0.12             0.18             0.19
Net realized and unrealized gain (loss)
  on investments(a)                                   2.44            (1.94)           (2.61)           (3.14)            5.20
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations(a)                   2.53            (1.77)           (2.49)           (2.96)            5.39
Less distributions:
  Dividends from net investment income(a)            (0.08)           (0.10)           (0.01)           (0.23)           (0.18)
  Distributions from net realized gain
    on investments(a)                                   --               --            (1.61)           (1.93)              --
  Distributions from capital(a)                         --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions(a)                               (0.08)           (0.10)           (1.62)           (2.16)           (0.18)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(a)                                            2.45            (1.87)           (4.11)           (5.12)            5.21
Net asset value, end of period(a)             $      10.11     $       7.66     $       9.53     $      13.64     $      18.76
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                      33.10%          (17.93%)         (18.73%)         (17.10%)          39.86%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    823,760     $    646,903     $    941,934     $  1,326,609     $  1,574,836
Ratio of expenses to average net assets               0.83%            0.81%            0.81%            0.78%            0.78%
Ratio of net investment income (loss) to
  average net assets                                  1.08%            1.23%            1.10%            1.16%            1.20%
Portfolio turnover rate(b)                             144%             161%             144%             159%             133%



(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD INTERNATIONAL STOCK HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $       9.33     $      10.43     $      15.07     $      17.94     $      14.48
Net investment income (loss)                          0.20             0.17             0.11             0.06             0.18
Net realized and unrealized gain (loss)
  on investments                                      2.57            (1.18)           (3.62)           (1.78)            3.30
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      2.77            (1.01)           (3.51)           (1.72)            3.48
Less distributions:
  Dividends from net investment income               (0.25)           (0.09)              --            (0.47)           (0.01)
  Distributions from net realized gain
    on investments                                      --               --            (1.13)           (0.68)           (0.01)
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                  (0.25)           (0.09)           (1.13)           (1.15)           (0.02)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            2.52            (1.10)           (4.64)           (2.87)            3.46
Net asset value, end of period                $      11.85     $       9.33     $      10.43     $      15.07     $      17.94
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                      30.01%           (9.74%)         (24.17%)          (9.79%)          23.99%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $     94,895     $     81,352     $    105,313     $    149,229     $    143,969
Ratio of expenses to average net assets               0.96%            0.97%            0.94%            0.93%            0.94%
Ratio of net investment income (loss) to
  average net assets                                  1.83%            1.53%            0.89%            0.85%            1.26%
Portfolio turnover rate(a)                              43%              53%              58%              44%              29%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD LARGECAP GROWTH HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $       6.96     $      10.09     $      11.86     $      15.05     $      12.04
Net investment income (loss)                            --            (0.02)           (0.01)           (0.03)           (0.01)
Net realized and unrealized gain (loss)
  on investments                                      1.63            (3.11)           (1.76)           (2.59)            3.28
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      1.63            (3.13)           (1.77)           (2.62)            3.27
Less distributions:
  Dividends from net investment income                  --               --               --               --               --
  Distributions from net realized gain
    on investments                                      --               --               --            (0.57)           (0.26)
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                     --               --               --            (0.57)           (0.26)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            1.63            (3.13)           (1.77)           (3.19)            3.01
Net asset value, end of period                $       8.59     $       6.96     $      10.09     $      11.86     $      15.05
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                      23.42%          (31.04%)         (14.89%)         (17.95%)          27.22%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $     58,670     $     51,944     $     86,475     $     98,814     $     87,061
Ratio of expenses to average net assets               0.93%            0.95%            0.95%            0.96%            0.97%
Ratio of net investment income (loss) to
  average net assets                                  0.05%           (0.19%)          (0.11%)          (0.27%)          (0.09%)
Portfolio turnover rate(a)                             121%              44%              77%              68%              50%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD MIDCAP STOCK HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $       8.57     $       9.85     $      10.31     $      10.68     $       9.64
Net investment income (loss)                          0.02             0.02             0.01             0.02             0.01
Net realized and unrealized gain (loss)
  on investments                                      2.64            (1.30)           (0.44)            0.93             1.04
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      2.66            (1.28)           (0.43)            0.95             1.05
Less distributions:
  Dividends from net investment income               (0.02)              --            (0.01)           (0.02)           (0.01)
  Distributions from net realized gain
    on investments                                      --               --            (0.02)           (1.30)              --
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                  (0.02)              --            (0.03)           (1.32)           (0.01)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            2.64            (1.28)           (0.46)           (0.37)            1.04
Net asset value, end of period                $      11.21     $       8.57     $       9.85     $      10.31     $      10.68
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                      31.05%          (13.06%)          (4.17%)           8.71%           10.97%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $     56,285     $     43,251     $     46,758     $     37,767     $     24,800
Ratio of expenses to average net assets               0.95%            0.97%            1.02%            1.05%            1.18%
Ratio of net investment income (loss) to
  average net assets                                  0.16%            0.16%            0.07%            0.18%            0.15%
Portfolio turnover rate(a)                              76%              77%              79%             123%              73%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD MONEY MARKET HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
Net investment income (loss)                          0.01             0.01             0.04             0.06             0.07
Net realized and unrealized gain (loss)
  on investments                                        --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      0.01             0.01             0.04             0.06             0.07
Less distributions:
  Dividends from net investment income               (0.01)           (0.01)           (0.04)           (0.06)           (0.07)
  Distributions from net realized gain
    on investments                                      --               --               --               --               --
  Return of capital                                     --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total from distributions                             (0.01)           (0.01)           (0.04)           (0.06)           (0.07)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value              --               --               --               --               --
Net asset value, end of period                $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                       0.75%            1.47%            3.87%            6.10%            4.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  1,609,439     $  2,319,456     $  1,867,520     $  1,242,275     $  1,257,436
Ratio of expenses to average net assets               0.49%            0.49%            0.48%            0.48%            0.47%
Ratio of net investment income (loss) to
  average net assets                                  0.75%            1.43%            3.58%            5.91%            4.81%
Current Yield(a)                                      0.68%            1.00%            1.80%            6.20%            5.34%
Effective Yield(a)                                    0.69%            1.01%            1.82%            6.39%            5.49%


(a) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD MULTISECTOR BOND HLS FUND (NO LONGER OFFERED)



                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01       12/31/00(a)        12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $      10.85     $      11.09     $      10.50     $      10.26     $      11.56
Net investment income (loss)                          0.43             0.67             0.66             0.65             0.57
Net realized and unrealized gain (loss)
  on investments                                      0.54            (0.26)           (0.07)           (0.21)           (1.44)
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      0.97             0.41             0.59             0.44            (0.87)
Less distributions:
  Dividends from net investment income               (0.61)           (0.65)              --            (0.20)           (0.35)
  Distributions from net realized gain
    on investments                                      --               --               --               --            (0.08)
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                  (0.61)           (0.65)              --            (0.20)           (0.43)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            0.36            (0.24)            0.59             0.24            (1.30)
Net asset value, end of period                $      11.21     $      10.85     $      11.09     $      10.50     $      10.26
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                       9.26%            3.94%            5.58%            4.27%           (7.53%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $     30,037     $     28,254     $     30,648     $     23,300     $     24,926
Ratio of expenses to average net assets               0.82%            0.83%            0.86%            0.94%            0.90%
Ratio of net investment income (loss) to
  average net assets                                  4.54%            5.23%            6.54%            6.22%            3.83%
Portfolio turnover rate(b)                             202%             100%              73%             284%             194%


(a) On March 15, 2000, the fund, formerly known as Fortis Global Bond Series, changed its investment objective in conjunction with a change in sub-adviser. As Fortis Global Bond Series, the fund invested principally in high quality U.S. and foreign government and corporate fixed income securities. The new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt, including investment and non-investment grade bonds. The fund's sub-adviser changed from Mercury Asset Management International, Ltd. to A I M Capital Management, Inc. on March 15, 2000.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD SMALLCAP GROWTH HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $      11.70     $      16.44     $      23.73     $      33.79     $      16.70
Net investment income (loss)                            --            (0.02)              --               --            (0.04)
Net realized and unrealized gain (loss)
  on investments                                      5.85            (4.72)           (4.91)           (3.06)           17.86
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      5.85            (4.74)           (4.91)           (3.06)           17.82
Less distributions:
  Dividends from net investment income                  --               --               --               --            (0.01)
  Distributions from net realized gain
    on investments                                      --               --            (2.38)           (7.00)           (0.72)
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                     --               --            (2.38)           (7.00)           (0.73)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            5.85            (4.74)           (7.29)          (10.06)           17.09
Net asset value, end of period                $      17.55     $      11.70     $      16.44     $      23.73     $      33.79
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                      50.06%          (28.83%)         (20.18%)         (15.08%)         109.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    346,380     $    184,062     $    272,272     $    352,615     $    333,158
Ratio of expenses to average net assets               0.66%            0.69%            0.68%            0.66%            0.72%
Ratio of net investment income (loss) to
  average net assets                                 (0.01%)          (0.18%)          (0.02%)           0.01%           (0.22%)
Portfolio turnover rate(a)                             101%              99%             164%             160%             264%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD SMALLCAP VALUE HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $      10.88     $      14.20     $      11.74     $      10.20     $       9.28
Net investment income (loss)                          0.13             0.07             0.13             0.17             0.12
Net realized and unrealized gain (loss)
  on investments                                      4.01            (1.93)            2.33             2.54             1.27
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      4.14            (1.86)            2.46             2.71             1.39
Less distributions:
  Dividends from net investment income               (0.06)           (0.10)              --            (0.17)           (0.11)
  Distributions from net realized gain
    on investments                                   (0.15)           (1.36)              --            (1.00)           (0.36)
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                  (0.21)           (1.46)              --            (1.17)           (0.47)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            3.93            (3.32)            2.46             1.54             0.92
Net asset value, end of period                $      14.81     $      10.88     $      14.20     $      11.74     $      10.20
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                      38.46%          (15.17%)          21.01%           27.00%           15.34%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    105,589     $     85,029     $    108,672     $     58,027     $     39,171
Ratio of expenses to average net assets               0.92%            0.92%            0.96%            1.03%            1.04%
Ratio of net investment income (loss) to
  average net assets                                  0.99%            0.60%            1.19%            1.71%            1.57%
Portfolio turnover rate(a)                              57%              44%              49%              90%              68%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD STOCK HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)       $      35.46     $      47.36     $      58.80     $      71.47     $      65.62
Net investment income (loss)(a)                       0.46             0.43             0.41             0.39             0.50
Net realized and unrealized gain (loss)
  on investments(a)                                   8.93           (11.94)           (7.42)           (5.00)           11.43
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations(a)                   9.39           (11.51)           (7.01)           (4.61)           11.93
Less distributions:
  Dividends from net investment income(a)            (0.48)           (0.39)           (0.38)           (0.41)           (0.49)
  Distributions from net realized gain
    on investments(a)                                   --               --            (4.05)           (7.65)           (5.59)
  Distributions from capital(a)                         --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions(a)                               (0.48)           (0.39)           (4.43)           (8.06)           (6.08)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset
  value(a)                                            8.91           (11.90)          (11.44)          (12.67)            0.59
Net asset value, end of period(a)             $      44.37     $      35.46     $      47.36     $      58.80     $      71.47
                                              ============     ============     ============     ============     ============
TOTAL RETURN(c)                                      26.47%          (24.25%)         (12.23%)          (7.04%)          19.78%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  6,014,675     $  5,094,276     $  7,834,643     $  9,590,018     $  9,400,385
Ratio of expenses to average net assets               0.49%            0.49%            0.49%            0.48%            0.48%
Ratio of net investment income (loss) to
  average net assets                                  1.18%            0.97%            0.80%            0.64%            0.80%
Portfolio turnover rate(b)                              37%              44%              39%              40%              39%



(a) For the periods ended December 31, 1999 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(b) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(c) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $      11.36     $      10.79     $      10.59     $      10.13     $      10.93
Net investment income (loss)                          0.31             0.22             0.50             0.70             0.63
Net realized and unrealized gain (loss)
  on investments                                     (0.07)            0.89             0.28             0.46            (0.84)
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      0.24             1.11             0.78             1.16            (0.21)
Less distributions:
  Dividends from net investment income               (0.17)           (0.54)           (0.58)           (0.70)           (0.59)
  Distributions from net realized gain
    on investments                                      --               --               --               --               --
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                  (0.17)           (0.54)           (0.58)           (0.70)           (0.59)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            0.07             0.57             0.20             0.46            (0.80)
Net asset value, end of period                $      11.43     $      11.36     $      10.79     $      10.59     $      10.13
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                       2.15%           10.73%            7.50%           11.81%           (1.94%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    514,243     $    590,626     $    174,333     $    141,415     $    138,658
Ratio of expenses to average net assets               0.47%            0.49%            0.51%            0.52%            0.52%
Ratio of net investment income (loss) to
  average net assets                                  2.74%            3.47%            5.55%            6.28%            5.64%
Portfolio turnover rate(a)                             191%             283%             155%             128%              97%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.


HARTFORD VALUE OPPORTUNITIES HLS FUND


                                                                          CLASS IA - PERIOD ENDED:
                                                12/31/03         12/31/02         12/31/01         12/31/00         12/31/99
                                              ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $      10.86     $      14.83     $      17.38     $      15.65     $      14.38
Net investment income (loss)                          0.06             0.07             0.08             0.14             0.13
Net realized and unrealized gain (loss)
  on investments                                      4.48            (3.68)           (0.48)            2.68             1.15
                                              ------------     ------------     ------------     ------------     ------------
Total from investment operations                      4.54            (3.61)           (0.40)            2.82             1.28
Less distributions:
  Dividends from net investment income               (0.07)           (0.09)           (0.11)           (0.13)              --
  Distributions from net realized gain
    on investments                                      --            (0.27)           (2.04)           (0.96)           (0.01)
  Distributions from capital                            --               --               --               --               --
                                              ------------     ------------     ------------     ------------     ------------
Total distributions                                  (0.07)           (0.36)           (2.15)           (1.09)           (0.01)
                                              ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net asset value            4.47            (3.97)           (2.55)            1.73             1.27
Net asset value, end of period                $      15.33     $      10.86     $      14.83     $      17.38     $      15.65
                                              ============     ============     ============     ============     ============
TOTAL RETURN(b)                                      41.87%          (24.95%)          (2.55%)          18.49%            8.96%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    156,879     $     88,793     $    130,567     $    111,590     $     94,583
Ratio of expenses to average net assets               0.71%            0.73%            0.73%            0.76%            0.78%
Ratio of net investment income (loss) to
  average net assets                                  0.62%            0.60%            0.68%            0.87%            0.85%
Portfolio turnover rate(a)                              48%              67%             147%             171%             211%


(a) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2003 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                             811-08629
Hartford HLS Series Fund II, Inc.                                      811-04615

HARTFORD MONEY MARKET HLS FUND


CLASS IA SHARES

PROSPECTUS

MAY 1, 2004


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


HARTFORD MONEY MARKET HLS FUND
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

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CONTENTS


                                                                                                          PAGE
--------------------------------------------------------------------------------------------------------------
Introduction.                           Introduction                                                         2

A summary of the fund's goals,          Hartford Money Market HLS Fund                                       3
principal strategies, main risks,
performance and fees.

Description of other investment         Investment strategies and investment matters                         6
strategies and investment risks.

Investment manager and management fee   Management of the fund                                               8
information.

Further information on the fund.        Further information on the fund                                      9
                                        Purchase and redemption of fund shares                               9
                                        Determination of net asset value                                     9
                                        Dividends                                                            9
                                        Right to reject or restrict purchase and exchange orders            10
                                        Federal income taxes                                                10
                                        Variable contract owner voting rights                               10
                                        Plan participant voting rights                                      10
                                        Performance related information                                     10
                                        Distributor, Custodian and Transfer Agent                           11
                                        Financial highlights                                                12
                                        Privacy policy                                                      14
                                        For more information                                        back cover



HARTFORD MONEY MARKET HLS FUND

INTRODUCTION


Hartford Money Market HLS Fund (the "fund") may serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies. The fund is a part of Hartford HLS Funds (the "Hartford HLS Funds"), which is a family of mutual funds. Owners of variable annuity contracts and variable life insurance contracts may choose the fund as one of the investment options offered in the accompanying variable insurance product prospectus. In addition, participants in certain qualified retirement plans may choose the fund as an investment option under their plan.


The fund offers two classes of shares: Class IA shares and Class IB shares. Only Class IA shares of the fund are being offered in this prospectus. The Class IB shares are offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than the Class IA shares, which are not subject to Rule 12b-1 distribution fees.

The fund is an investment portfolio of Hartford Series Fund, Inc., a Maryland corporation, and is registered as an open-end management investment company. The fund is a diversified fund. Information about the fund can be found on the pages following this Introduction.

The investment manager to the fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the fund is provided by Hartford Investment Management Company ("Hartford Investment Management") as investment sub-adviser. Information regarding HL Advisors and Hartford Investment Management is included under "Management of the Fund" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a retail mutual fund that has a name and investment objectives and strategies similar to the fund. The fund does not duplicate this retail mutual fund and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

                                                  HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.


The fund may invest up to 100% of its total assets in securities of foreign issuers.


The fund purchases securities that Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities. Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. Income risk is the potential for a decline in the fund's income due to falling interest rates. Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheaval and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1994    3.95%
1995    5.74%
1996    5.18%
1997    5.31%
1998    5.25%
1999    4.89%
2000    6.10%
2001    3.87%
2002    1.47%
2003    0.75%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.16% (3RD QUARTER
2003).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                         1 YEAR   5 YEARS    10 YEARS
Class IA                  0.75%     3.39%      4.24%
60-Day Treasury Bill
  Index (reflects no
  deduction for fees
  or expenses)            1.01%     3.39%      4.21%



  INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

  Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.45%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                                $     50
  Year 3                                                                $    157
  Year 5                                                                $    274
  Year 10                                                               $    616


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGERS


Robert Crusha

-    Vice President of Hartford Investment Management

-    Manager of the fund since May 2002

-    Joined Hartford Investment Management in 1993

-    Investment professional involved in trading and portfolio management since
     1995


Adam Tonkinson

-    Investment Officer of Hartford Investment Management

-    Assistant Portfolio Manager of the fund since March 2004

-    Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to debt securities, in which the fund may invest as part of its principal investment strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in the fund entails special additional risks.

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers involve significant risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

OTHER INVESTMENT COMPANIES

The fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (HOLDRs), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the fund only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

TERMS USED IN THIS PROSPECTUS

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to the fund. As investment manager, HL Advisors is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. In addition, Hartford Life serves as the administrator of the fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $225.9 billion in assets, as of December 31, 2003. HL Advisors had over $53.1 billion in assets under management, as of December 31, 2003. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, CT 06089.

THE INVESTMENT SUB-ADVISER

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2003, Hartford Investment Management had investment management authority with respect to approximately $32.4 billion of assets for various clients. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, CT 06105.

MANAGEMENT FEE


For the year ended December 31, 2003, the investment management fee and administration fee paid by the fund in the aggregate was 0.45% of net assets. This fee included investment management and administration fees paid to HL Advisors and Hartford Life, respectively.

                                                 FURTHER INFORMATION ON THE FUND

PURCHASE AND REDEMPTION OF FUND SHARES


The fund may offer each class of its shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The fund may also offer each class of its shares to certain qualified retirement plans (the "Plans"). The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies.


The fund offers two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. Both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the Securities and Exchange Commission ("SEC") as investment companies. When shares of the fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the fund at net asset value without sales or redemption charges.

For each day on which the fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the fund. To the extent that such classes of investors are invested in the fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The fund currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the fund or substitute shares of another fund for the fund. This, in turn, could cause the fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for the fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. The assets of the fund are valued at their amortized cost, which approximates market value.

DIVIDENDS

The fund currently declares dividends on a daily basis and pays them monthly.

Such dividends are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the Hartford HLS Funds, negatively affect the Hartford HLS Funds' performance and increase transaction costs for all shareholders, all of the Hartford HLS Funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.


The Hartford HLS Funds are available for use with many different variable insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford Life, with respect to certain owners of the older variable annuity contracts, Hartford Life currently only has the ability to restrict transfers into certain Hartford HLS Funds and to limit the total amount transferred to certain Hartford HLS Funds.


FEDERAL INCOME TAXES

For federal income tax purposes, the fund is treated as a separate taxpayer from other funds. The fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, the fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the fund, see "Taxes" in the fund's Statement of Additional Information.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Matters that affect only one class of shares of the fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The fund may advertise performance related information. Performance information is based on the fund's past performance only and is no indication of future performance.

The fund may include its total return in advertisements or other sales material. Generally, when a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The fund may also advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The fund is offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the fund should not be compared directly with performance information of other insurance products or retirement plans without taking into account insurance-related charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the fund's performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian of the fund's assets.


Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate at which an investor in Class IA shares would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2003 and December 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before December 31, 2001, has been audited by the former independent public accountants to the fund. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.


HARTFORD MONEY MARKET HLS FUND


                                                                                CLASS IA - PERIOD ENDED:
                                                            12/31/03      12/31/02      12/31/01      12/31/00      12/31/99
                                                          ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
Net investment income (loss)                                      0.01          0.01          0.04          0.06          0.07
Net realized and unrealized gain (loss) on investments              --            --            --            --            --
                                                          ------------  ------------  ------------  ------------  ------------
Total from investment operations                                  0.01          0.01          0.04          0.06          0.07
Less distributions:
  Dividends from net investment income                           (0.01)        (0.01)        (0.04)        (0.06)        (0.07)
  Distributions from net realized gain on investments               --            --            --            --            --
  Return of capital                                                 --            --            --            --            --
                                                          ------------  ------------  ------------  ------------  ------------
Total distributions                                              (0.01)        (0.01)        (0.04)        (0.06)        (0.07)
                                                          ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value                          --            --            --            --            --
Net asset value, end of period                            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                          ============  ============  ============  ============  ============
TOTAL RETURN(b)                                                   0.75%         1.47%         3.87%         6.10%         4.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $  1,609,439  $  2,319,456  $  1,867,520  $  1,242,275  $  1,257,436
Ratio of expenses to average net assets                           0.49%         0.49%         0.48%         0.48%         0.47%
Ratio of net investment income (loss) to average net
  assets                                                          0.75%         1.43%         3.58%         5.91%         4.81%
Current Yield(a)                                                  0.68%         1.00%         1.80%         6.20%         5.34%
Effective Yield(a)                                                0.69%         1.01%         1.82%         6.39%         5.49%


(a) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

(b) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)     management;
b)     use; and
c)     protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)     service your TRANSACTIONS with us; and
b)     support our business functions.

We may obtain PERSONAL INFORMATION from:
a)     YOU;
b)     your TRANSACTIONS with us; and
c)     third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)     your name;
b)     your address;
c)     your income;
d)     your payment; or
e)     your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)     our insurance companies;
b)     our employee agents;
c)     our brokerage firms; and
d)     our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a)     market our products; or
b)     market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)     independent agents;
b)     brokerage firms;
c)     insurance companies;
d)     administrators; and
e)     service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)     taking surveys;
b)     marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)     "opt-out;" or
b)     "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)     your proper written authorization; or
b)     as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)     underwriting policies;
b)     paying claims;
c)     developing new products; or
d)     advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)     the confidentiality; and
b)     the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)     secured files;
b)     user authentication;
c)     encryption;
d)     firewall technology; and
e)     the use of detection software.

We are responsible for and must:
a)     identify information to be protected;
b)     provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)     credit history;
b)     income;
c)     financial benefits; or
d)     policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)     your medical records; or
b)     information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)     PERSONAL FINANCIAL INFORMATION; and
b)     PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)     your APPLICATION;
b)     your request for us to pay a claim; and
c)     your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)     asking about;
b)     applying for; or
c)     obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

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

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information on the fund is contained in the financial statements and portfolio holdings in the annual and semiannual reports. You will find the auditor's report in the fund's annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2003 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for the fund and/or the SAI or for other information about the fund, please contact the fund at:

BY MAIL:

Hartford Money Market HLS Fund
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

Hartford Series Fund, Inc.                                             811-08629

HARTFORD MONEY MARKET HLS FUND


CLASS IB SHARES

PROSPECTUS

MAY 1, 2004


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


HARTFORD MONEY MARKET HLS FUND
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS

                                                                                                   PAGE
-------------------------------------------------------------------------------------------------------
Introduction.                     Introduction                                                        2

A summary of the fund's           Hartford Money Market HLS Fund                                      3
goals, principal strategies,
main risks, performance and
fees.

Description of other              Investment strategies and investment matters                        6
investment strategies and
investment risks.

Investment manager and            Management of the fund                                              8
management fee information.

Further information on the        Further information on the fund                                     9
fund.                             Purchase and redemption of fund shares                              9
                                  Distribution plan                                                   9
                                  Determination of net asset value                                   10
                                  Dividends                                                          10
                                  Right to reject or restrict purchase and exchange orders           10
                                  Federal income taxes                                               11
                                  Variable contract owner voting rights                              11
                                  Plan participant voting rights                                     11
                                  Performance related information                                    11
                                  Distributor, Custodian and Transfer Agent                          11
                                  Financial highlights                                               12
                                  Privacy policy                                                     14
                                  For more information                                       back cover

HARTFORD MONEY MARKET HLS FUND

INTRODUCTION


Hartford Money Market HLS Fund (the "fund") may serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies. The fund is a part of Hartford HLS Funds (the "Hartford HLS Funds"), which is a family of mutual funds. Owners of variable annuity contracts and variable life insurance contracts may choose the fund as one of the investment options offered in the accompanying variable insurance product prospectus. In addition, participants in certain qualified retirement plans may choose the fund as an investment option under their plan.


The fund offers two classes of shares: Class IA shares and Class IB shares. Only Class IB shares of the fund are being offered in this prospectus. The Class IA shares are offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than the Class IA shares, which are not subject to Rule 12b-1 distribution fees.

The fund is an investment portfolio of Hartford Series Fund, Inc., a Maryland corporation, and is registered as an open-end management investment company. The fund is a diversified fund. Information about the fund can be found on the pages following this Introduction.

The investment manager to the fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the fund is provided by Hartford Investment Management Company ("Hartford Investment Management") as investment sub-adviser. Information regarding HL Advisors and Hartford Investment Management is included under "Management of the Fund" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a retail mutual fund that has a name and investment objectives and strategies similar to the fund. The fund does not duplicate this retail mutual fund and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

                                                  HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.


The fund may invest up to 100% of its total assets in securities of foreign issuers.


The fund purchases securities that Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities. Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. Income risk is the potential for a decline in the fund's income due to falling interest rates. Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheaval and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on June 30, 1980, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1994    3.71%
1995    5.47%
1996    4.92%
1997    5.07%
1998    5.05%
1999    4.71%
2000    5.91%
2001    3.68%
2002    1.24%
2003    0.50%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.52% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.10% (3RD QUARTER
2003).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03


                             1 YEAR   5 YEARS     10 YEARS
Class IB(1)                   0.50%    3.18%        4.01%
60-day Treasury
   Bill Index
   (reflects no
   deduction for fees
   or expenses)               1.01%    3.39%        4.21%


(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

    INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

    Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
     of offering price                                            Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                          0.45%
   Distribution and service (12b-1) fees                                    0.25%
   Other expenses                                                           0.04%
   Total operating expenses                                                 0.74%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
   (with or without redemption)
   Year 1                                                               $     76
   Year 3                                                               $    237
   Year 5                                                               $    411
   Year 10                                                              $    918


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management


PORTFOLIO MANAGERS


Robert Crusha

-  Vice President of Hartford Investment Management

-  Manager of the fund since May 2002

-  Joined Hartford Investment Management in 1993

-  Investment professional involved in trading and portfolio management since
   1995


Adam Tonkinson

-  Investment Officer of Hartford Investment Management

-  Assistant Portfolio Manager of the fund since March 2004

-  Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to debt securities, in which the fund may invest as part of its principal investment strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in the fund entails special additional risks.

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers involve significant risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

OTHER INVESTMENT COMPANIES

The fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (HOLDRs), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the fund only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

TERMS USED IN THIS PROSPECTUS

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to the fund. As investment manager, HL Advisors is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. In addition, Hartford Life serves as the administrator of the fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $225.9 billion in assets, as of December 31, 2003. HL Advisors had over $53.1 billion in assets under management, as of December 31, 2003. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, CT 06089.

THE INVESTMENT SUB-ADVISER

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2003, Hartford Investment Management had investment management authority with respect to approximately $32.4 billion of assets for various clients. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, CT 06105.

MANAGEMENT FEE


For the year ended December 31, 2003, the investment management fee and administration fee paid by the fund in the aggregate was 0.45% of net assets. This fee included investment management and administration fees paid to HL Advisors and Hartford Life, respectively.

                                                 FURTHER INFORMATION ON THE FUND

PURCHASE AND REDEMPTION OF FUND SHARES


The fund may offer each class of its shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The fund may also offer each class of its shares to certain qualified retirement plans (the "Plans"). The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies.


The fund offers two different classes of shares -- Class IA and Class IB. Class IB shares are offered by this prospectus. Class IA shares are offered by a separate prospectus. Both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the Securities and Exchange Commission ("SEC") as investment companies. When shares of the fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the fund at net asset value without sales or redemption charges.

For each day on which the fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the fund. To the extent that such classes of investors are invested in the fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could he disadvantaged. The fund currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the fund or substitute shares of another fund for the fund. This, in turn, could cause the fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN


The fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares (the "Distribution Plan"). Pursuant to the Distribution Plan, the fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.


The Distribution Plan provides that the fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the fund is authorized to make payments monthly to the Distributor, which may be used to pay or reimburse entities, including insurance company affiliates of the adviser, providing distribution and shareholder servicing with respect to Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Directors will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports for prospective contract owners of variable insurance products with respect to the Class IB shares of the fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the fund; (c) holding seminars and sales meetings designed to promote the distribution of fund Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding fund investment objectives and policies and other information about the fund, including the performance of the fund; (e) training sales personnel regarding the Class IB shares of the fund; (f) compensation to financial intermediaries and third-party broker-dealers; and (g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

Rule 12b-l fees have the effect of increasing operating expenses of the fund. Because the fees paid by the fund under the Distribution Plan are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for the fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. The assets of the fund are valued at their amortized cost, which approximates market value.

DIVIDENDS

The fund currently declares dividends on a daily basis and pays them monthly.

Such dividends are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the Hartford HLS Funds, negatively affect the Hartford HLS Funds' performance and increase transaction costs for all shareholders, all of the Hartford HLS Funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.


The Hartford HLS Funds are available for use with many different variable insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford Life, with respect to certain owners of the older variable annuity contracts, Hartford Life currently only has the ability to restrict transfers into certain Hartford HLS Funds and to limit the total amount transferred to certain Hartford HLS Funds.

FEDERAL INCOME TAXES

For federal income tax purposes, the fund is treated as a separate taxpayer from other funds. The fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, the fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the fund, see "Taxes" in the fund's Statement of Additional Information.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Matters that affect only one class of shares of the fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The fund may advertise performance related information. Performance information is based on the fund's past performance only and is no indication of future performance.

The fund may include its total return in advertisements or other sales material. Generally, when a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The fund may also advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The fund is offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the fund should not be compared directly with performance information of other insurance products or retirement plans without taking into account insurance-related charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the fund's performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian of the fund's assets.


Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the fund's Class IB shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate at which an investor in Class IB shares would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2003 and December 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before December 31, 2001, has been audited by the former independent public accountants to the fund. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.


HARTFORD MONEY MARKET HLS FUND


                                                                                  CLASS IB - PERIOD ENDED:
                                                              12/31/03    12/31/02       12/31/01       12/31/00       12/31/99
                                                              ---------   ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    1.00   $    1.00      $    1.00      $    1.00      $    1.00
Net investment income (loss)                                         --        0.01           0.04           0.06           0.07
Net realized and unrealized gain (loss) on investments               --          --             --             --             --
                                                              ---------   ---------      ---------      ---------      ---------
Total from investment operations                                     --        0.01           0.04           0.06           0.07
Less distributions:
  Dividends from net investment income                               --       (0.01)         (0.04)         (0.06)         (0.07)
  Distributions from net realized gain on investments                --          --             --             --             --
  Return of capital                                                  --          --             --             --             --
                                                              ---------   ---------      ---------      ---------      ---------
Total from distributions                                             --       (0.01)         (0.04)         (0.06)         (0.07)
                                                              ---------   ---------      ---------      ---------      ---------
Net increase (decrease) in net asset value                           --          --             --             --             --
Net asset value, end of period                                $    1.00   $    1.00      $    1.00      $    1.00      $    1.00
                                                              =========   =========      =========      =========      =========
TOTAL RETURN(d)                                                    0.50%       1.24%          3.68%          5.91%          4.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $ 240,930   $ 261,914      $ 152,129      $  36,270      $   8,804
Ratio of expenses to average net assets                            0.74%       0.72%(b)       0.66%(c)       0.66%(c)       0.65%(c)
Ratio of net investment income (loss) to average net assets        0.50%       1.20%          3.40%          5.73%          4.63%
Current Yield(a)                                                   0.43%       0.75%          1.62%          6.01%          5.16%
Effective Yield(a)                                                 0.44%       0.76%          1.64%          6.20%          5.30%


(a) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.
(b) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(c) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(d) Returns include the fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information on the fund is contained in the financial statements and portfolio holdings in the annual and semiannual reports. You will find the auditor's report in the fund's annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2003 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for the fund and/or the SAI or for other information about the fund, please contact the fund at:

BY MAIL:

Hartford Money Market HLS Fund
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

Hartford Series Fund, Inc.                                             811-08629

                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

                           HARTFORD SERIES FUND, INC.
                                   INCLUDING:
                           HARTFORD ADVISERS HLS FUND
                             HARTFORD BOND HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
 HARTFORD DISCIPLINED EQUITY HLS FUND (formerly Hartford Growth and Income HLS
                                     Fund)
                      HARTFORD DIVIDEND AND GROWTH HLS FUND
                         HARTFORD EQUITY INCOME HLS FUND
                             HARTFORD FOCUS HLS FUND
                        HARTFORD GLOBAL ADVISERS HLS FUND
                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                             HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                      HARTFORD MORTGAGE SECURITIES HLS FUND
                         HARTFORD SMALL COMPANY HLS FUND
                             HARTFORD STOCK HLS FUND
                             HARTFORD VALUE HLS FUND

                        HARTFORD HLS SERIES FUND II, INC.
                                   INCLUDING:
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

                          CLASS IA and CLASS IB SHARES

     This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus for the Fund in question. The Funds' audited financial statements as of December 31, 2003 appearing in the Annual Reports to Shareholders of each of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., as applicable, are incorporated herein by reference. A free copy of each Annual Report and each prospectus is available upon request by writing to or calling: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085, 1-800-862-6668.

Date of Prospectuses: May 1, 2004
Date of Statement of Additional Information: May 1, 2004

TABLE OF CONTENTS                                                           PAGE
GENERAL INFORMATION                                                            1

INVESTMENT OBJECTIVES AND POLICIES                                             2

HLS FUND MANAGEMENT                                                           20

INVESTMENT MANAGEMENT ARRANGEMENTS                                            31

PORTFOLIO TRANSACTIONS AND BROKERAGE                                          41

HLS FUND EXPENSES                                                             46

HLS FUND ADMINISTRATION                                                       46

DISTRIBUTION ARRANGEMENTS                                                     48

PURCHASE AND REDEMPTION OF SHARES                                             50

SUSPENSION OF REDEMPTIONS                                                     50

DETERMINATION OF NET ASSET VALUE                                              50

OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS                                 51

INVESTMENT PERFORMANCE                                                        54

TAXES                                                                         63

CUSTODIAN                                                                     67

TRANSFER AGENT                                                                67

DISTRIBUTOR                                                                   67

INDEPENDENT AUDITORS                                                          67

OTHER INFORMATION                                                             67

PROXY VOTING POLICIES AND PROCEDURES                                          68

FINANCIAL STATEMENTS                                                          68


APPENDIX                                                                     A-1

                               GENERAL INFORMATION


     This SAI relates to thirty mutual funds (each an "HLS Fund" and together the "HLS Funds") which may serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company and other insurance companies, and for certain qualified retirement plans. Each HLS Fund offers two classes of shares: Class IA and Class IB. HL Investment Advisors, LLC ("HL Advisors") is the investment manager and Hartford Life Insurance Company ("Hartford Life") provides administrative services to each HLS Fund. HL Advisors and Hartford Life are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $225.9 billion in assets as of December 31, 2003. In addition, Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors, are subadvisers to certain of the HLS Funds and provide the day-to-day investment management of the HLS Funds. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services, LLC ("HIFSCO"), a wholly-owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.

     Each HLS Fund, except Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund, is an investment portfolio (series) of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each of Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund was originally organized as a separate Maryland corporation registered with the SEC as an open-end management investment company. On August 28, 2002 each of these HLS Funds reorganized as an investment portfolio (series) of Hartford Series Fund, Inc. Prior to their reorganizations, these HLS Funds were named, respectively, as follows: Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Small Company HLS Fund, Inc. and Hartford Stock HLS Fund, Inc. Hartford Series Fund, Inc. issues a separate series of shares of common stock for each HLS Fund that is a series of Hartford Series Fund, Inc., representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into two classes, Class IA and IB.

     Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund are investment portfolios (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation (together with Hartford Series Fund, Inc., the "Companies" and each, a "Company") registered with the SEC as an open-end management investment company. Hartford HLS Series Fund II, Inc. was originally incorporated in Minnesota in 1986 under the name Fortis Series Fund, Inc. ("Fortis Series") and commenced operations at that time as an open-end management investment company. On April 30, 2002 Fortis Series was reorganized and merged into Hartford HLS Series Fund II, Inc., a new Maryland corporation. Prior to the reorganization, these HLS Funds were named, respectively, as follows: Fortis Growth Stock Series (now Hartford Growth Opportunities HLS
Fund), Fortis Aggressive Growth Series (now Hartford SmallCap Growth HLS Fund), Fortis U.S. Government Securities Series (now Hartford U.S. Government Securities HLS Fund) and Fortis Value Series (now Hartford Value Opportunities HLS Fund). Hartford HLS Series Fund II, Inc. issues a separate series of shares of common stock for each HLS Fund that is a series of Hartford HLS Series Fund II, Inc., representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into two classes, Class IA and IB.


     Each HLS Fund is a diversified fund, other than the Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, which are non-diversified funds.

     The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes. A reference to the "board of directors" shall refer to the board of directors of the corporation in question (or, as the case may be, to the board of directors of the corporation of which the fund in question is a series).

     In this SAI the HLS Funds that are series of Hartford HLS Series Fund II, Inc. are sometimes collectively referred to as the "New Hartford HLS Funds." Each of the other HLS Funds are sometimes collectively referred to as the "Hartford HLS Funds."

     The year of each HLS Fund's organization is as follows:

             Advisers HLS Fund*                                  1983
             Bond HLS Fund*                                      1977
             Capital Appreciation HLS Fund*                      1983
             Disciplined Equity HLS Fund                         1998
             Dividend and Growth HLS Fund*                       1994
             Equity Income HLS Fund                              2003
             Focus HLS Fund                                      2000
             Global Advisers HLS Fund*                           1995
             Global Communications HLS Fund                      2000
             Global Financial Services HLS Fund                  2000
             Global Health HLS Fund                              2000
             Global Leaders HLS Fund                             1998
             Global Technology HLS Fund                          2000
             Growth HLS Fund                                     2002
             Growth Opportunities HLS Fund**                     1987
             High Yield HLS Fund                                 1998
             Index HLS Fund*                                     1987
             International Capital Appreciation HLS Fund         2001
             International Opportunities HLS Fund*               1990
             International Small Company HLS Fund                2001
             MidCap HLS Fund*                                    1997
             MidCap Value HLS Fund                               2001
             Money Market HLS Fund*                              1980
             Mortgage Securities HLS Fund*                       1985
             Small Company HLS Fund*                             1996
             SmallCap Growth HLS Fund**                          1994
             Stock HLS Fund*                                     1977
             U.S. Government Securities HLS Fund**               1987
             Value HLS Fund                                      2001
             Value Opportunities HLS Fund**                      1996

* Prior to their reorganization as a series of a Maryland corporation on August 28, 2002, these funds were each organized as a separate Maryland corporation, as stated above.

** Prior to their reorganization as a series of a Maryland corporation on April
   30, 2002, these funds were each organized as a series of a Minnesota corporation, as stated above.

                       INVESTMENT OBJECTIVES AND POLICIES

     Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.   FUNDAMENTAL RESTRICTIONS OF THE HLS FUNDS

     Each HLS Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable HLS Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of an HLS Fund (or a class of the outstanding shares of an HLS Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class) are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class).

     Each HLS Fund, other than the Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, has elected to be classified as a diversified series of an open-end management investment company. The Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

     A non-diversified fund, such as the Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

     The investment objectives and principal investment strategies of each HLS Fund are set forth in the prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each HLS Fund followed by certain non-fundamental restrictions and policies applicable to each HLS Fund.

     1. Each HLS Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.


     2. Each HLS Fund (except Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund) will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the HLS Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


     3. Global Communications HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media.

     4. Global Financial Services HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance.

     5. Global Health HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.

     6. Global Technology HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, commercial services and supplies, electronics, and communication equipment.

     7. Each HLS Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.


     8. Each HLS Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the HLS Fund may be deemed an underwriter under applicable laws.


     9. Each HLS Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.


     10. Each HLS Fund will not purchase or sell commodities or commodities contracts, except that the HLS Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.


     The investment objective of each HLS Fund is non-fundamental and may be changed without a shareholder vote.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each HLS Fund may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

     2. Purchase any securities on margin (except that an HLS Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by an HLS Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of the HLS Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the HLS Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4.   Sell securities short except for short sales against the box.

     5. Invest more than 20% of the value of its total assets (35% for Capital Appreciation HLS Fund) in the securities of foreign issuers (30% for High Yield HLS Fund and Bond HLS Fund) and non-dollar securities (10% for High Yield HLS Fund and Bond HLS Fund). This policy does not apply to the Money Market HLS Fund or to Funds with the words GLOBAL or INTERNATIONAL in their name.

     6. Except for Money Market HLS Fund, invest more than 15% of the HLS Fund's net assets in illiquid securities (10% for Money Market HLS Fund).

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the HLS Fund's total assets.

     SmallCap Growth HLS Fund, Growth Opportunities HLS Fund, and Value Opportunities HLS Fund may not enter into any options, futures or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the HLS Fund would exceed 5% of the value of the total assets of the HLS Fund or (b) the HLS Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the HLS Fund. (This restriction does not apply to securities purchases on a when-issued, delayed delivery or forward commitment basis.)

C.   NON-FUNDAMENTAL TAX RESTRICTIONS OF THE HLS FUNDS

     Each HLS Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

               (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and

               (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the applicable board of directors to the extent appropriate in light of changes to applicable tax law requirements.

     2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

               (a) no more than 55% of the value of the assets in the HLS Fund is represented by any one investment,

               (b) no more than 70% of the value of the assets in the HLS Fund is represented by any two investments,

               (c) no more than 80% of the value of the assets in the HLS Fund is represented by any three investments, and

               (d) no more than 90% of the value of the total assets of the HLS Fund is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.   MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for each HLS Fund are discussed in the HLS Funds' prospectuses. A further description of certain investment strategies used by various HLS Funds is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

     Certain descriptions in each prospectus and this SAI of a particular investment practice or technique in which the HLS Funds may engage or a financial instrument which the HLS Funds may purchase are meant to describe the spectrum of investments that an HLS Fund's subadviser, in its discretion, might, but is not required to, use in managing the HLS Fund's portfolio assets in accordance with the HLS Fund's investment objective, policies, and restrictions. The subadviser, in its discretion, may employ such practice, technique, or instrument for one or more HLS Funds, but not necessarily for all HLS Funds for which it serves as subadviser. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market HLS Fund, which may hold cash and invest in money market instruments at any time, all other HLS Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by Hartford Investment Management or Wellington Management, subject to the overall supervision of HL Advisors. The HLS Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by an HLS Fund to the seller. The resale price by the HLS Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     Each HLS Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to Hartford Investment Management and Wellington Management the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the HLS Funds will engage in repurchase agreements.

     Hartford Investment Management or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, an HLS Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If an HLS Fund has not perfected a security interest in the security, the HLS Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the HLS Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS Each HLS Fund, except the Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by an HLS Fund of portfolio assets concurrently with an agreement by an HLS Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which an HLS Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by an HLS Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of an HLS Fund and, therefore, increases the possibility of fluctuation in an HLS Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES Each HLS Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The HLS Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (6) commercial mortgage-backed securities.

     INVESTMENT GRADE DEBT SECURITIES The Money Market HLS Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other HLS Funds is permitted to invest in debt securities rated within the four highest rating categories (E.G., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P")) (or, if unrated, securities of comparable quality as determined by Hartford Investment Management or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, Hartford Investment Management or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (E.G., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by Hartford Investment Management or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that an HLS Fund invests in higher-grade securities, the HLS Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

     HIGH YIELD-HIGH RISK SECURITIES The Bond HLS Fund is permitted to invest up to 20% of its assets in securities rated in the highest level below investment grade (E.G., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of comparable quality by Hartford Investment Management. International Small Company HLS Fund is permitted to invest up to 15% of its total assets in fixed income securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. or of comparable quality if not rated. Although the High Yield HLS Fund is permitted to invest up to 100% of its total assets in securities rated below investment grade, no more than 10% of its total assets will be invested in securities rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other HLS Funds, except the Index HLS Fund, Money Market HLS Fund and U.S. Government Securities HLS Fund, is permitted to invest up to 5%, and the Global Advisers HLS Fund is permitted to invest up to 15%, of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated.

     Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities" or "junk bonds." Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3," "Ba2" and "Ba1." Likewise the S&P rating category of "BB" includes "BB+," "BB" and "BB-." If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities in higher rating categories. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by an HLS Fund with a commensurate effect on the value of an HLS Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, Hartford Investment Management or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each HLS Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the HLS Funds) by various governmental, government-related and private organizations. These HLS Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of an HLS Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If an HLS Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an HLS Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by an

HLS Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which an HLS Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (E.G., an HLS Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     ASSET-BACKED SECURITIES Each HLS Fund, except the Index HLS Fund, may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These HLS Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     MUNICIPAL SECURITIES Money Market HLS Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political

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subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation, but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

     The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix.)

     The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.


     For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by an HLS Fund exceeds 10% of the value of the HLS Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

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     INVERSE FLOATERS The Global Advisers HLS Fund, Money Market HLS Fund,
Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. These HLS Funds could lose money and their net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

     EQUITY SECURITIES Each HLS Fund, except the Bond HLS Fund and High Yield HLS Fund as described below, and except the Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. In addition, these HLS Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond HLS Fund and High Yield HLS Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond HLS Fund and High Yield HLS Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

     The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on an HLS Fund's performance depends on a variety of factors, including the number of IPOs the HLS Fund invests in relative to the size of the HLS Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As an HLS Fund's asset base increases, IPOs often have a diminished effect on such HLS Fund's performance.

     SMALL CAPITALIZATION SECURITIES Each HLS Fund, except the Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

     FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.

     Many of the HLS Funds are permitted to invest a portion of their assets in securities of foreign issuers and non-dollar securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, Hartford

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Investment Management or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     HLS Funds that are permitted to invest in securities of foreign issuers and non-dollar securities may invest in debt exchangeable for common stock, debt or equity-linked notes and similar linked securities (E.G., zero-strike warrants ("LNs")), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. An HLS Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

     The Advisers HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Value HLS Fund and Value Opportunities HLS Fund may invest up to 20% of their total assets in the securities of foreign issuers and non-dollar securities. The Capital Appreciation HLS Fund may invest up to 35% of its total assets in the securities of foreign issuers and non-dollar securities. The Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest all of their assets in the securities of foreign issuers and non-dollar securities. Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

     The Money Market HLS Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) and the Bond HLS Fund and High Yield HLS Fund are permitted to invest up to 30% of their total assets in the securities of foreign issuers. Each of the Bond HLS Fund and High Yield HLS Fund may also invest up to 10% of their total assets in non-dollar securities.

     Under normal market conditions, the International Opportunities Fund invests in at least three countries other than the United States; however there are no limits on the amount of the fund's assets that may be invested in each country. The Global Leaders HLS Fund invests in at least five countries, one of which may be the United States; however, the fund has no limit on the amount of assets that must be invested in each country. The Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund each invest in at least three countries, one of which may be the United States; however, these HLS Funds have no limit on the amount of assets that must be invested in each country. Under normal circumstances, the International Capital Appreciation HLS Fund invests in at least five countries; the International Small Company HLS Fund invests in at least ten; Global Advisers HLS Fund invests in at least three countries, one of which may be the United States; however, these HLS Funds have no limit on the amount of assets that must be invested in each country.

     Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the

U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities exposes an HLS Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the HLS Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     From time to time, certain of the HLS Funds may invest in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     CURRENCY TRANSACTIONS Each HLS Fund, except the Index HLS Fund, Money Market HLS Fund and Mortgage Securities HLS Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements" below.

     The use of currency transactions to protect the value of an HLS Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the HLS Fund's underlying securities. Further, the HLS Funds may enter into currency transactions only with counterparties that Hartford Investment Management or Wellington Management deems to be creditworthy.

     The HLS Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" below for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the HLS Funds, for cash flow management, and, to a lesser extent, to enhance returns, each HLS Fund, except the Money Market HLS Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each HLS Fund, except the Money Market HLS Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. An HLS Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     An HLS Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the HLS Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The HLS Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on non-dollar securities they hold or intend to purchase. For example, if an HLS Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if an HLS Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the HLS Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. An HLS Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The HLS Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the HLS Funds' immediate obligations. The HLS Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the HLS Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The HLS Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     An HLS Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each HLS Fund (except the Money Market HLS Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     An HLS Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, an HLS Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the HLS Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the HLS Fund and resulting transaction costs. When the HLS Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the HLS Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the HLS Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     An HLS Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. An HLS Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.

     The HLS Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. An HLS Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. An HLS Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. An HLS Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with an HLS Fund's investment objectives and policies.

     The HLS Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the HLS Funds' immediate obligations. An HLS Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the HLS Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     To the extent that an HLS Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for "BONA FIDE hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the HLS Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the HLS Fund has entered into. However, options which are currently exercisable may be excluded in computing the 5% limit.

     Although any one HLS Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of Hartford Investment Management or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets;
(2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which an HLS Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect an HLS Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of an HLS Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, an HLS Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS Each HLS Fund, except the Index HLS Fund and Money Market HLS Fund, may enter into interest rate swaps, swaps on specific securities, currency swaps and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Each HLS Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows an HLS Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

     Swap agreements will tend to shift an HLS Fund's investment exposure from one type of investment to another. For example, if an HLS Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the HLS Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an HLS Fund's investments and its share price and yield.

     The HLS Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of an HLS Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If an HLS Fund enters into a swap on other than a net basis, the HLS Fund will designate the full amount of the HLS Fund's obligations under each such swap. The HLS Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by Hartford Investment Management or Wellington Management to be creditworthy. If a default occurs by the other party to such transaction, an HLS Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such HLS Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that an HLS Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms Hartford Investment Management or Wellington Management, as applicable, believes are advantageous to such HLS Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that an HLS Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of an HLS Fund's portfolio securities and depends on Hartford Investment Management's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates.

Although the HLS Funds believe that use of the hedging and risk management techniques described above will benefit the HLS Funds, if Hartford Investment Management's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, an HLS Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if an HLS Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such HLS Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     ASSET SWAPS The Advisers HLS Fund, Global Advisers HLS Fund and Mortgage Securities HLS Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the HLS Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

     ILLIQUID INVESTMENTS Each HLS Fund is permitted to invest in illiquid securities or other illiquid investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for the Money Market HLS Fund) would consist of such securities or other investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine an HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when Hartford Investment Management or Wellington Management considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on an HLS Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Each HLS Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

     Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each HLS Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the HLS Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the HLS Funds may sell the securities before the settlement date if Hartford Investment Management or Wellington Management deems it advisable. At the time an HLS Fund makes the commitment to purchase securities on a when-issued basis, the HLS Fund records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the HLS Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers HLS Fund, Bond HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may enter into "dollar rolls" in which an HLS Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The HLS Fund gives up the right to receive principal and interest paid on the securities sold. However, the HLS Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the HLS Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of Hartford Investment Management or Wellington Management, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by an HLS Fund while remaining substantially fully invested increases the amount of the HLS Fund's assets that are subject to market risk to an amount that is greater than the HLS Fund's net asset value, which could result in increased volatility of the price of the HLS Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, an HLS Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before an HLS Fund is able to purchase them, or an HLS Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, an HLS Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

     REITS Each HLS Fund, except U.S. Government Securities HLS Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the HLS Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, an HLS Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the HLS Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the HLS Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by each Companies' Board, the HLS Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective HLS Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The HLS Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by an HLS Fund is not more than 33.33% of the HLS Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, an HLS Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the HLS Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the HLS Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each HLS Fund may borrow money to the extent set forth under "Investment Objectives and Policies" above. The HLS Funds do not currently intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of an HLS Fund and will not be available for investment.


     PORTFOLIO TURNOVER The portfolio turnover rates for Global Financial Services HLS Fund and Growth HLS Fund were significantly higher in fiscal year 2003 than in fiscal year 2002 primarily because of market volatility and cash flows. The portfolio turnover rate for Bond HLS Fund was significantly higher in fiscal year 2003 than in fiscal year 2002 primarily because of a shift toward a more active investment management style. The portfolio turnover rate for Global Advisers HLS Fund was significantly higher in fiscal year 2003 than in fiscal year 2002 primarily because of an increased use of bond forwards.

                               HLS FUND MANAGEMENT

     Each Company has a board of directors who elect officers who are responsible for the day-to-day operations of the HLS Funds and who execute policies formulated by the directors. The following tables set forth information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS


                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION       TERM OF                                                FUND          OTHER
                           HELD WITH     OFFICE* AND                                            COMPLEX      DIRECTORSHIPS
                              EACH        LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
 NAME, AGE AND ADDRESS      COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG          Director      Since 2003      From 1979 to 2002, Mr. Birdsong           72              N/A
(age 57)                                                was a managing director of Zurich
c/o Hartford HLS Funds                                  Scudder Investments, an investment
P.O. Box 2999                                           management firm. In 2003,
Hartford, CT 06104-2999                                 Mr. Birdsong became an independent
                                                        director of the Atlantic Whitehall
                                                        Funds and The Japan Fund; during
                                                        his employment with Scudder, he
                                                        was an interested director of The
                                                        Japan Fund. Since 1981,
                                                        Mr. Birdsong has been a partner in
                                                        Birdsong Company, an advertising
                                                        specialty firm. He is also a
                                                        Director of The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.

WINIFRED E. COLEMAN       Director      Since 1995(1)   Ms. Coleman has served as                 72              N/A
(age 71)                                Since 2002(2)   President of Saint Joseph College
c/o Hartford HLS Funds                                  since 1991 and President of Cashel
P.O. Box 2999                                           House, Ltd. (retail) since 1985.
Hartford, CT 06104-2999                                 She is also a Director of The
                                                        Hartford Mutual Funds, Inc., The
                                                        Hartford Mutual Funds II, Inc. and
                                                        The Hartford Income Shares Fund,
                                                        Inc.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION       TERM OF                                                FUND          OTHER
                           HELD WITH     OFFICE* AND                                            COMPLEX      DIRECTORSHIPS
                              EACH        LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
 NAME, AGE AND ADDRESS      COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DR. ROBERT M. GAVIN       Director      Since 2002(1)   Dr. Gavin is an educational               72              N/A
(age 63)                                Since 1986(2)   consultant. Prior to September 1,
c/o Hartford HLS Funds                                  2001, he was President of
P.O. Box 2999                                           Cranbrook Education Community; and
Hartford, CT 06104-2999                                 prior to July 1996, he was
                                                        President of Macalester College,
                                                        St. Paul, Minnesota. He is also a
                                                        Director of The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.

DUANE E. HILL             Director      Since 2001(1)   Mr. Hill is Partner Emeritus and a        72              N/A
(age 58)                                Since 2002(2)   founding partner of TSG Capital
c/o Hartford HLS Funds                                  Group, a private equity investment
P.O. Box 2999                                           firm that serves as sponsor and
Hartford, CT 06104-2999                                 lead investor in leveraged buyouts
                                                        of middle market companies.
                                                        Mr. Hill is also a Partner of TSG
                                                        Ventures L.P., a private equity
                                                        investment company that invests
                                                        primarily in minority-owned small
                                                        businesses. He is also a Director
                                                        of The Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual Funds
                                                        II, Inc. and The Hartford Income
                                                        Shares Fund, Inc.

PHILLIP O. PETERSON       Director      Since 2002(1)   Mr. Peterson is a mutual fund             72              N/A
(age 59)                                Since 2000(2)   industry consultant. He was a
c/o Hartford HLS Funds                                  partner of KPMG LLP until July
P.O. Box 2999                                           1999. In January 2004,
Hartford, CT 06104-2999                                 Mr. Peterson was appointed independent
                                                        president of the Strong Mutual
                                                        Funds. He is also a Director of
                                                        The Hartford Mutual Funds, Inc.,
                                                        The Hartford Mutual Funds II, Inc.
                                                        and The Hartford Income Shares
                                                        Fund, Inc.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION       TERM OF                                                FUND          OTHER
                           HELD WITH     OFFICE* AND                                            COMPLEX      DIRECTORSHIPS
                              EACH        LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
 NAME, AGE AND ADDRESS      COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.     Director      Since 1977(1)   Mr. Pryor has served as Managing          72         Mr. Pryor is
(age 71)                                Since 2002(2)   Director of Pryor & Clark Company                    a Director of
c/o Hartford HLS Funds                                  (real estate investment),                            Infodata
P.O. Box 2999                                           Hartford, Connecticut, since June                    Systems, Inc.
Hartford, CT 06104-2999                                 1992. He is also a Director of The                   (software
                                                        Hartford Mutual Funds, Inc., The                     company) and
                                                        Hartford Mutual Funds II, Inc. and                   CompuDyne
                                                        The Hartford Income Shares Fund,                     Corporation
                                                        Inc.                                                 (security
                                                                                                             products
                                                                                                             and services).


* Term of Office: Each director may serve until his or her successor is elected and qualifies.

(1) For Hartford Series Fund, Inc. Ms. Coleman and Mr. Pryor each served as a director, since 1995 and 1977, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(2) For Hartford HLS Series Fund II, Inc.

OFFICERS AND INTERESTED DIRECTORS


                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION       TERM OF                                                FUND          OTHER
                           HELD WITH     OFFICE* AND                                            COMPLEX      DIRECTORSHIPS
                              EACH        LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
 NAME, AGE AND ADDRESS      COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA**         Director      Since 2002      Mr. Marra is President and Chief          72         Mr. Marra is
(age 45)                  and                           Operating Officer of Hartford                        a member of
c/o Hartford HLS Funds    Chairman                      Life, Inc. He is also a member of                    the Board of
P.O. Box 2999             of the                        the Board of Directors and a                         Directors of
Hartford, CT 06104-2999   Board                         member of the Office of the                          The Hartford.
                                                        Chairman for The Hartford
                                                        Financial Services Group, Inc.
                                                        ("The Hartford"), the parent
                                                        company of Hartford Life.
                                                        Mr. Marra was named President of
                                                        Hartford Life in 2001 and COO in
                                                        2000, and served as Director of
                                                        Hartford Life's Investment
                                                        Products Division from 1998 to
                                                        2000. He was head of Hartford
                                                        Life's Individual Life and
                                                        Annuities Division from 1994 to
                                                        1998 after being promoted to
                                                        Senior Vice President in 1994 and
                                                        to Executive Vice President in
                                                        1996. Mr. Marra is also a Managing
                                                        Member and President of Hartford
                                                        Investment Financial Services, LLC
                                                        ("HIFSCO") and HL Investment
                                                        Advisors, LLC ("HL Advisors"). He
                                                        is also a Director and Chairman of
                                                        the Board of The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION       TERM OF                                                FUND            OTHER
                           HELD WITH     OFFICE* AND                                            COMPLEX        DIRECTORSHIPS
                              EACH        LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY        HELD BY
 NAME, AGE AND ADDRESS      COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH**        Director      Since 1996(1)   Mr. Smith served as Vice Chairman         72         Mr. Smith is a
(age 64)                                Since 2002(2)   of The Hartford from February 1997                   Director of White
c/o Hartford HLS Funds                                  to January 2002, as President and                    Mountains Insurance
P.O. Box 2999                                           Chief Executive Officer of                           Group, Ltd.
Hartford, CT 06104-2999                                 Hartford Life, Inc. from February
                                                        1997 to January 2002, and as
                                                        President and Chief Operating
                                                        Officer of The Hartford Life
                                                        Insurance Companies from January
                                                        1989 to January 2002. Mr. Smith is
                                                        also a Director of The Hartford
                                                        Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.

DAVID M. ZNAMIEROWSKI**   President     Since 1999(1)   Mr. Znamierowski currently serves         53              N/A
(age 43)                  and           Since 2001(2)   as President of Hartford
c/o Hartford HLS Funds    Director(+)                   Investment Management Company
P.O. Box 2999                                           ("Hartford Investment
Hartford, CT 06104-2999                                 Management"), Senior Vice
                                                        President for Hartford Life, Inc.,
                                                        and Senior Vice President and
                                                        Chief Investment Officer for
                                                        Hartford Life Insurance Company.
                                                        Mr. Znamierowski is also a
                                                        Managing Member and Senior Vice
                                                        President of HIFSCO and HL
                                                        Advisors. Mr. Znamierowski is
                                                        Group Senior Vice President and
                                                        Chief Investment Officer for The
                                                        Hartford. In addition, he serves
                                                        as President and Director of The
                                                        Hartford Mutual Funds, Inc. and as
                                                        President of The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.


-----------
(+) Mr. Znamierowski is President and Director of Hartford Series Fund, Inc.; President but not a Director of Hartford HLS Series Fund II, Inc.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION       TERM OF                                                FUND          OTHER
                           HELD WITH     OFFICE* AND                                            COMPLEX      DIRECTORSHIPS
                              EACH        LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
 NAME, AGE AND ADDRESS      COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.      Vice          Since 2002(1)   Mr. Beltz currently serves as Vice        N/A             N/A
(age 54)                  President     Since 1993(2)   President, Securities Operations
500 Bielenberg Drive                                    of Hartford Administrative
Woodbury, MN 55125                                      Services Company ("HASCO"). Since
                                                        December 2001, he has served as
                                                        Assistant Vice President of
                                                        Hartford Life Insurance Company.
                                                        In addition, he is Vice President
                                                        of The Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual Funds
                                                        II, Inc. and The Hartford Income
                                                        Shares Fund, Inc.

KEVIN J. CARR             Vice          Since 1996(1)   Mr. Carr has served as The                N/A             N/A
(age 49)                  President     Since 2001(2)   Hartford's Assistant General
c/o Hartford HLS Funds    and                           Counsel since 1999, Counsel since
P.O. Box 2999             Secretary                     November 1996 and Associate
Hartford, CT 06104-2999                                 Counsel since November 1995.
                                                        Mr. Carr is also Vice President and
                                                        Assistant Secretary of HL Advisors
                                                        and HIFSCO and Assistant Secretary
                                                        of Hartford Investment Management.
                                                        He is also Vice President and
                                                        Secretary of The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.

WILLIAM H. DAVISON, JR.   Vice          Since 2002      Mr. Davison is a Managing Director        N/A             N/A
(age 47)                  President                     and Director of the Funds
c/o Hartford HLS Funds                                  Management Group of Hartford
P.O. Box 2999                                           Investment Management. Mr. Davison
Hartford, CT 06104-2999                                 is also a Senior Vice President of
                                                        HIFSCO and HL Advisors. In
                                                        addition, he serves as Vice
                                                        President of The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION       TERM OF                                                FUND          OTHER
                           HELD WITH     OFFICE* AND                                            COMPLEX      DIRECTORSHIPS
                              EACH        LENGTH OF          PRINCIPAL OCCUPATION(S)            OVERSEEN       HELD BY
 NAME, AGE AND ADDRESS      COMPANY      TIME SERVED           DURING PAST 5 YEARS            BY DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY          Vice          Since 2002(1)   Ms. Fagely has been Vice President        N/A             N/A
(age 45)                  President     Since 1993(2)   of HASCO since 1998. Prior to
500 Bielenberg Drive                                    1998, she was Second Vice
Woodbury, MN 55125                                      President of HASCO. Since December
                                                        2001, she has served as Assistant
                                                        Vice President of Hartford Life
                                                        Insurance Company. In addition,
                                                        she is Controller of HIFSCO and
                                                        Vice President, Controller and
                                                        Treasurer of The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.

BRUCE FERRIS              Vice          Since 2002      Mr. Ferris serves as Senior Vice          N/A             N/A
(age 48)                  President                     President and a Director of Sales
c/o Hartford HLS Funds                                  and Marketing in the Investment
P.O. Box 2999                                           Products Division of Hartford Life
Hartford, CT 06104-2999                                 Insurance Company. He is also a
                                                        Managing Member of HL Advisors. In
                                                        addition, Mr. Ferris is Vice
                                                        President of The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.

MARY JANE FORTIN          Vice          Since 2003      Ms. Fortin is Senior Vice                 N/A             N/A
(age 39)                  President                     President and Director of Mutual
c/o Hartford HLS Funds                                  Funds and 529 Programs for
P.O. Box 2999                                           Hartford Life. In addition, she is
Hartford, CT 06104-2999                                 Vice President of The Hartford
                                                        Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
                                                        Previously, Ms. Fortin served as
                                                        Senior Vice President and Chief
                                                        Accounting Officer of Hartford
                                                        Life. She joined Hartford Life in
                                                        1997.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION       TERM OF                                                FUND          OTHER
                           HELD WITH     OFFICE* AND                                            COMPLEX      DIRECTORSHIPS
                              EACH        LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
 NAME, AGE AND ADDRESS      COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
GEORGE R. JAY             Vice          Since 1996(1)   Mr. Jay serves as Assistant Vice          N/A             N/A
(age 52)                  President,    Since 2001(2)   President of Hartford Life
c/o Hartford HLS Funds    Controller                    Insurance Company's Equity
P.O. Box 2999             and                           Products Department. He is also
Hartford, CT 06104-2999   Treasurer                     Controller of HL Advisors and Vice
                                                        President of The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.

STEPHEN T. JOYCE          Vice          Since 2000(1)   Mr. Joyce currently serves as             N/A             N/A
(age 45)                  President     Since 2001(2)   Senior Vice President and Director
c/o Hartford HLS Funds                                  of the Institutional Products
P.O. Box 2999                                           Group for Hartford Life Insurance
Hartford, CT 06104-2999                                 Company. Mr. Joyce is also Senior
                                                        Vice President of HL Advisors and
                                                        Vice President of The Hartford
                                                        Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
                                                        Previously, he served as Vice
                                                        President (1997-1999) and
                                                        Assistant Vice President
                                                        (1994-1997) of Hartford Life
                                                        Insurance Company.

DAVID N. LEVENSON         Vice          Since 2000(1)   Mr. Levenson serves as Senior Vice        N/A             N/A
(age 37)                  President     Since 2001(2)   President of Hartford Life
c/o Hartford HLS Funds                                  Insurance Company's Retail Product
P.O. Box 2999                                           Management Group and is
Hartford, CT 06104-2999                                 responsible for all retail product
                                                        management and profitability.
                                                        Mr. Levenson is also a Senior Vice
                                                        President of HIFSCO. In addition,
                                                        he serves as Vice President of The
                                                        Hartford Mutual Funds, Inc., The
                                                        Hartford Mutual Funds II, Inc. and
                                                        The Hartford Income Shares Fund,
                                                        Inc. Mr. Levenson joined The
                                                        Hartford in 1995.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION       TERM OF                                                FUND          OTHER
                           HELD WITH     OFFICE* AND                                            COMPLEX      DIRECTORSHIPS
                              EACH        LENGTH OF          PRINCIPAL OCCUPATION(S)           OVERSEEN        HELD BY
 NAME, AGE AND ADDRESS      COMPANY      TIME SERVED           DURING PAST 5 YEARS            BY DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS           Vice          Since 2000(1)   Mr. Walters serves as Executive           N/A             N/A
(age 45)                  President     Since 2001(2)   Vice President and Director of the
c/o Hartford HLS Funds                                  Investment Products Division of
P.O. Box 2999                                           Hartford Life Insurance Company.
Hartford, CT 06104-2999                                 Mr. Walters is also a Managing
                                                        Member and Executive Vice
                                                        President of HIFSCO and HL
                                                        Advisors. In addition, he is Vice
                                                        President of The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.
                                                        Previously, Mr. Walters was with
                                                        First Union Securities.


* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person," as defined in the 1940 Act, of each Company because of the person's affiliation with, or equity ownership of, HL Advisors, Hartford Investment Management, or affiliated companies.

(1) For Hartford Series Fund, Inc. Mr. Smith served as a director, since 1996, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(2) For Hartford HLS Series Fund II, Inc.

     All directors and officers of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., except for David Znamierowski, are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser. In addition to being a director of Hartford Series Fund, Inc. and an officer of each Company, Mr. Znamierowski is also a director of one other registered investment company in the fund complex and an officer of three other registered investment companies in the fund complex.

STANDING COMMITTEES


     Each Board has established an Audit Committee, a Nominating Committee and a Litigation Committee. Each Audit Committee and Nominating Committee is made up of those directors who are not "interested persons" of the Companies. Each Litigation Committee is made up of the following directors:
Robert M. Gavin, Lynn S. Birdsong and Duane E. Hill. Each Audit Committee (i) oversees the HLS Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversees the quality and objectivity of the HLS Funds' financial statements and the independent audit thereof, and (iii) acts as a liaison between the HLS Funds' independent auditors and the full board of directors. Each Nominating Committee screens and selects candidates to the board of directors. Any recommendations for nominees should be directed to the Secretary of the applicable Company, who will then forward them to the Nominating Committee. Each Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. Each Litigation Committee, which was established on February 5, 2004, manages any legal actions that are brought by, on behalf of or against the HLS Funds, their respective Boards and/or the members thereof that are not "interested persons" of the HLS Funds as defined in the 1940 Act. The Audit Committee and Nominating Committee of Hartford Series Fund, Inc. met three times and two times, respectively, and the Audit Committee and Nominating Committee of Hartford HLS Series Fund II, Inc. met three times and two times, respectively, during the fiscal year ended December 31, 2003.


     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2003 (i) in each HLS Fund and (ii) on an aggregate basis in any registered investment company overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS


                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                     SECURITIES IN ALL REGISTERED
                                                                                    INVESTMENT COMPANIES OVERSEEN
                                                                                       BY DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND            INVESTMENT COMPANIES
Lynn S. Birdsong                                 None                                           None

Winifred E. Coleman                              None                                           None

Dr. Robert M. Gavin                              None                                           None

Duane E. Hill                                    None                                           None

Phillip O. Peterson                              None                                           None

Millard H. Pryor, Jr.                            None                                           None

INTERESTED DIRECTORS


                                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                          SECURITIES IN ALL REGISTERED
                                                                                          INVESTMENT COMPANIES OVERSEEN
                                                                                            BY DIRECTOR IN FAMILY OF
    NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                  INVESTMENT COMPANIES
Thomas M. Marra                Capital Appreciation             $1-$10,000                      $10,001-$50,000
                                HLS Fund
                               International Opportunities      $1-$10,000
                                HLS Fund
                               Stock HLS Fund                   $10,001-$50,000

Lowndes A. Smith               Advisors HLS Fund                Over $100,000                    Over $100,000
                               Capital Appreciation             Over $100,000
                                HLS Fund
                               International Opportunities      $10,001-$50,000
                                HLS Fund
                               Mortgage Securities              $1-$10,000
                                HLS Fund
                               Small Company                    $10,001-$50,000
                                HLS Fund
                               Stock HLS Fund                   $1-$10,000

David M. Znamierowski(1)                              None                                            None



(1) Mr. Znamierowski is a director of Hartford Series Fund, Inc. but is not a director of Hartford HLS Series Fund II, Inc.


     COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended December 31, 2003 and certain other information.


                                     AGGREGATE           AGGREGATE            PENSION OR        ESTIMATED     TOTAL COMPENSATION
                                 COMPENSATION FROM   COMPENSATION FROM    RETIREMENT BENEFITS     ANNUAL      FROM THE HLS FUNDS
                                  HARTFORD SERIES   HARTFORD HLS SERIES   ACCRUED AS PART OF   BENEFITS UPON   AND FUND COMPLEX
   NAME OF PERSON, POSITION          FUND, INC.        FUND II, INC.       HLS FUND EXPENSES    RETIREMENT    PAID TO DIRECTORS*
--------------------------------------------------------------------------------------------------------------------------------
Lynn S. Birdsong, Director**         $  31,643           $  1,732                --                --             $  44,500

Winifred E. Coleman, Director        $  55,522           $  2,978                --                --             $  78,000

Dr. Robert M. Gavin, Director        $  55,522           $  2,978                --                --             $  78,000

Duane E. Hill, Director              $  55,522           $  2,978                --                --             $  78,000

Phillip O. Peterson, Director        $  54,811           $  2,939                --                --             $  77,000

                                     AGGREGATE           AGGREGATE            PENSION OR        ESTIMATED     TOTAL COMPENSATION
                                 COMPENSATION FROM   COMPENSATION FROM    RETIREMENT BENEFITS     ANNUAL      FROM THE HLS FUNDS
                                  HARTFORD SERIES   HARTFORD HLS SERIES   ACCRUED AS PART OF   BENEFITS UPON   AND FUND COMPLEX
   NAME OF PERSON, POSITION          FUND, INC.        FUND II, INC.       HLS FUND EXPENSES    RETIREMENT    PAID TO DIRECTORS*
--------------------------------------------------------------------------------------------------------------------------------
Millard H. Pryor, Jr., Director      $  55,522           $  2,978                --                --             $  78,000

Lowndes A. Smith, Director           $  53,389           $  2,861                --                --             $  75,000

John K. Springer, Director***        $  27,798           $  1,462                --                --             $  39,010


* As of December 31, 2003, five registered investment companies in the fund complex paid compensation to the directors.

** Newly elected director of each Company on May 13, 2003.

*** Retired from board of directors of each Company, effective May 14, 2003.


     As of March 31, 2004, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each HLS Fund.


     Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                       INVESTMENT MANAGEMENT ARRANGEMENTS


     Each Company, on behalf of the relevant HLS Funds, has entered into an investment management agreement with HL Investment Advisors, LLC ("HL Advisors"). Each such agreement provides that HL Advisors, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of the HLS Fund. HL Advisors is responsible for investment management supervision of all HLS Funds. The investment management agreements do not require HL Advisors to bear the costs of the HLS Funds' transfer agent, registrar, and dividend disbursing agent. In addition, Hartford Life provides administrative services to the HLS Funds including personnel, services, equipment and facilities and office space for proper operation of the HLS Funds. Administrative services provided by Hartford Life to the New Hartford HLS Funds are covered by the management fee paid by each New Hartford HLS Fund to HL Advisors under the applicable investment management agreement. Each Hartford HLS Fund pays a separate fee to Hartford Life for administrative services as discussed below under "HLS Fund Administration." Although Hartford Life, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the HLS Funds, each HLS Fund pays for these services directly.


     HL Advisors has entered into an investment services agreement with Hartford Investment Management for services related to the day-to-day investment and reinvestment of the assets of the Bond HLS Fund, High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U. S. Government Securities HLS Fund. With respect to the remaining HLS Funds, HL Advisors has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the board of directors and HL Advisors, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each HLS Fund.

     Hartford HLS Series Fund II, Inc. has received an exemptive order from the Securities and Exchange Commission that permits HL Advisors to appoint new subadvisers, with approval by the board of directors and without obtaining approval from those shareholders/contract holders that participate in the applicable Fund. Within 90 days after hiring any new subadviser, affected shareholders/contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required, except as permitted to be modified. HL Advisors will not enter into a sub-advisory agreement with an affiliated subadviser unless shareholders/contract holders approve such agreement.


     The specific conditions of the exemptive order are as follows:

1. Before New Hartford HLS Funds may rely on the exemptive order, the operation of New Hartford HLS Funds under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in a shareholder meeting held August 12, 1999.

2. New Hartford HLS Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, New Hartford HLS Funds must be held out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the board of directors) to oversee the subadvisers and recommend their hiring, termination and replacement.


3. Within ninety (90) days of the hiring of any new subadviser, the shareholders/contract holders participating in the relevant Fund will be furnished all information about the new subadviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new subadviser. HL Advisors will meet this condition by providing shareholders/contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

4. HL Advisors will not enter into a sub-advisory agreement with any affiliated subadviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders/contract holders.


5. At all times, a majority of the board of directors of New Hartford HLS Funds will be directors who are not "interested persons," as that term is defined in Section 2(a)(19) of the 1940 Act, of the company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.


6. When a subadviser change is proposed for a New Hartford Fund with an affiliated subadviser, the board of directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board of directors' minutes, that the change is in the best interests of the New Hartford Fund and the shareholders/contract holders participating in that New Hartford Fund and does not involve a conflict of interest from which HL Advisors or the affiliated subadviser derives an inappropriate advantage.


7. HL Advisors will provide general management services to New Hartford HLS Funds, including overall supervisory responsibility for the general management and investment of each New Hartford Fund's securities portfolio, and, subject to review and approval by the board of directors, will: (a) set each New Hartford Fund's overall investment strategies; (b) evaluate, select and recommend subadvisers to manage all or a part of a New Hartford Fund's assets; (c) allocate and, when appropriate, reallocate a New Hartford Fund's assets among multiple subadvisers; (d) monitor and evaluate the investment performance of subadvisers; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the relevant New Hartford Fund's investment objective, policies and restrictions.

8. No director or officer of New Hartford HLS Funds or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any subadviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

9. New Hartford HLS Funds will include in its registration statement the aggregate fee disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the New Hartford Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. HL Advisors will provide the board of directors, no less often than quarterly, with information about HL Advisors' profitability on a per-HLS Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.

12. When a subadviser is hired or terminated, HL Advisors will provide the board of directors with information showing the expected impact on HL Advisors' profitability.


     As provided by the investment management agreements, the New Hartford HLS Funds each pay a monthly management fee to HL Advisors (which covers, in addition to investment management services, certain administrative services, which are provided by Hartford Life). The Hartford HLS Funds pay a monthly investment management fee to HL Advisors, and an administration fee pursuant to an Administrative Services Agreement to Hartford Life (these investment management and administration fees are aggregated for the purposes of presentation in the table below). These fees are accrued daily and paid monthly, at an annual rate stated as a percentage of the respective HLS Fund's average daily net asset value as follows:


INVESTMENT MANAGEMENT FEES

INDEX HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
All Assets                              0.400%

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
All Assets                              0.450%

BOND HLS FUND AND STOCK HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250,000,000                      0.525%
Next $250,000,000                       0.500%
Next $500,000,000                       0.475%
Amount Over $1 Billion                  0.450%

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, HIGH YIELD HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250,000,000                      0.775%
Next $250,000,000                       0.725%
Next $500,000,000                       0.675%
Amount Over $1 Billion                  0.625%

EQUITY INCOME HLS FUND, GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS
FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250,000,000                      0.825%
Next $250,000,000                       0.775%
Next $500,000,000                       0.725%
Amount Over $1 Billion                  0.675%

FOCUS HLS FUND, GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250,000,000                      0.850%
Next $250,000,000                       0.800%
Amount Over $500,000,000                0.750%

U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50,000,000                       0.500%
Amount Over $50,000,000                 0.450%

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $100,000,000                      0.700%
Amount Over $100 million                0.600%

     HL Advisors, not any HLS Fund, pays the sub-advisory fees of Wellington Management. HL Advisors pays Hartford Investment Management the direct and indirect costs incurred in managing the Hartford Investment Management-advised HLS Funds. The sub-advisory fee rates are as follows:

SUB-ADVISORY FEES

BOND HLS FUND, INDEX HLS FUND, HIGH YIELD HLS FUND, MONEY MARKET HLS FUND, MORTGAGE SECURITIES HLS FUND AND U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
All Assets                             At Cost

ADVISERS HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND AND STOCK HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50,000,000                       0.325%
Next $100,000,000                       0.250%
Next $350,000,000                       0.200%
Amount Over $500,000,000                0.150%

VALUE HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50,000,000                       0.350%
Next $100,000,000                       0.275%
Next $350,000,000                       0.225%
Next $500,000,000                       0.200%
Amount Over $ 1 Billion                 0.175%

EQUITY INCOME HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50,000,000                       0.350%
Next $100,000,000                       0.275%
Next $350,000,000                       0.225%
Amount Over $500,000,000                0.175%

FOCUS HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50,000,000                       0.400%
Next $100,000,000                       0.300%
Amount Over $150,000,000                0.250%

CAPITAL APPRECIATION HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH HLS FUND, GROWTH OPPORTUNITIES HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND, MIDCAP VALUE HLS FUND, SMALL COMPANY HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50,000,000                       0.400%
Next $100,000,000                       0.300%
Next $350,000,000                       0.250%
Amount Over $500,000,000                0.200%

INTERNATIONAL CAPITAL APPRECIATION HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50,000,000                       0.400%
Next $100,000,000                       0.300%
Next $350,000,000                       0.250%
Amount Over $500,000,000                0.225%

GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND AND GLOBAL TECHNOLOGY HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $100,000,000                      0.450%
Next $400,000,000                       0.350%
Amount Over $500,000,000                0.300%

INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50,000,000                       0.400%
Next $100,000,000                       0.350%
Amount Over $150,000,000                0.275%

     For the last three fiscal years, each of the Hartford HLS Funds paid management fees to HL Advisors as follows:


HLS FUND NAME                                                  2003             2002             2001
-------------                                             --------------   --------------   --------------
Advisers HLS Fund                                         $   45,099,656   $   48,127,897   $   54,937,194
Bond HLS Fund                                             $    7,689,712   $    5,577,510   $    3,846,892
Capital Appreciation HLS Fund                             $   34,597,250   $   34,039,472   $   40,701,872
Disciplined Equity HLS Fund                               $    3,400,164   $    2,811,819   $    2,361,947
Dividend and Growth HLS Fund                              $   16,673,155   $   14,802,706   $   14,541,401
Equity Income HLS Fund                                    $        6,357              N/A              N/A
Focus HLS Fund                                            $      438,846   $      316,578   $       96,456
Global Advisers HLS Fund                                  $    1,750,737   $    1,765,843   $    1,998,448
Global Communications HLS Fund                            $      112,816   $       54,652   $       56,091
Global Financial Services HLS Fund                        $      185,071   $      132,241   $       77,274
Global Health HLS Fund                                    $    1,775,356   $    1,533,465   $    1,133,055
Global Leaders HLS Fund                                   $    3,647,014   $    3,312,394   $    2,976,819
Global Technology HLS Fund                                $      735,393   $      538,782   $      598,029
Growth HLS Fund                                           $      623,428   $       39,532               --
High Yield HLS Fund                                       $    2,628,498   $    1,156,807   $      695,691
Index HLS Fund                                            $    3,587,396   $    3,710,702   $    4,272,314
International Capital Appreciation HLS Fund               $      445,610   $      162,568   $       30,698
International Opportunities HLS Fund                      $    3,860,527   $    4,368,850   $    5,600,024
International Small Company HLS Fund                      $      248,270   $      104,981   $       16,747
MidCap HLS Fund                                           $    7,887,259   $    8,126,061   $    8,623,046
MidCap Value HLS Fund                                     $    3,282,453   $    1,663,651   $      193,831
Money Market HLS Fund                                     $    5,527,475   $    5,696,280   $    4,213,058
Mortgage Securities HLS Fund                              $    2,135,131   $    1,549,788   $      930,210
Small Company HLS Fund                                    $    3,948,676   $    3,727,021   $    4,137,136
Stock HLS Fund                                            $   14,744,002   $   16,888,032   $   21,947,309
Value HLS Fund                                            $    1,012,903   $      524,525   $       91,932

     The New Hartford HLS Funds paid the following advisory fees to their previous investment adviser (prior to April 2, 2001) and management fees to HL Advisors (on or after April 2, 2001) for the periods shown:


HLS FUND NAME                                                  2003             2002             2001
-------------                                             --------------   --------------   --------------
Growth Opportunities HLS Fund                             $    3,617,858   $    3,658,684   $    4,993,584
SmallCap Growth HLS Fund                                  $    1,721,864   $    1,406,512   $    1,740,870
U.S. Government Securities HLS Fund                       $    3,684,546   $    1,605,469   $      732,467
Value Opportunities HLS Fund                              $      835,736   $      731,956   $      845,636


     For the last three fiscal years, HL Advisors paid the following sub-advisory fees to Wellington Management:


HLS FUND NAME                                               GROSS FEES       FEE WAIVER        NET PAID
-------------                                             --------------   --------------   --------------
                                                                                2003
                                                                           --------------
Advisers HLS Fund                                         $   15,971,203               --   $   15,971,203
Capital Appreciation HLS Fund                             $   16,244,297               --   $   16,244,297
Disciplined Equity HLS Fund                               $    1,317,732               --   $    1,317,732
Dividend and Growth HLS Fund                              $    5,938,318               --   $    5,938,318
Equity Income HLS Fund                                    $        3,500   $        3,500               --
Focus HLS Fund                                            $      252,544               --   $      252,544
Global Advisers HLS Fund                                  $      899,162               --   $      899,162
Global Communications HLS Fund                            $       78,155   $       78,155               --
Global Financial Services HLS Fund                        $      128,133   $      128,133               --
Global Health HLS Fund                                    $    1,066,012               --   $    1,066,012
Global Leaders HLS Fund                                   $    1,752,692               --   $    1,752,692
Global Technology HLS Fund                                $      485,752               --   $      485,752
Growth HLS Fund                                           $      339,097   $       40,058   $      299,039
Growth Opportunities HLS Fund                             $    1,543,952               --   $    1,543,952
International Capital Appreciation HLS Fund               $      252,144               --   $      252,144
International Opportunities HLS Fund                      $    1,842,592               --   $    1,842,592
International Small Company HLS Fund                      $      151,910               --   $      151,910
MidCap HLS Fund                                           $    3,674,889               --   $    3,674,889
MidCap Value HLS Fund                                     $    1,468,240               --   $    1,468,240
Small Company HLS Fund                                    $    1,879,999               --   $    1,879,999
SmallCap Growth HLS Fund                                  $      800,777               --   $      800,777
Stock HLS Fund                                            $    8,946,401               --   $    8,946,401
Value HLS Fund                                            $      469,807               --   $      469,807
Value Opportunities HLS Fund                              $      417,288               --   $      417,288


HLS FUND NAME                                               GROSS FEES       FEE WAIVER        NET PAID
-------------                                             --------------   --------------   --------------
                                                                                2002
                                                                           --------------
Advisers HLS Fund                                         $   17,039,994               --   $   17,039,994
Capital Appreciation HLS Fund                             $   15,981,813               --   $   15,981,813
Disciplined Equity HLS Fund                               $    1,126,829               --   $    1,126,829
Dividend and Growth HLS Fund                              $    5,278,159               --   $    5,278,159
Focus HLS Fund                                            $      193,552               --   $      193,552
Global Advisers HLS Fund                                  $      906,356               --   $      906,356
Global Communications HLS Fund                            $       37,836   $       37,836               --
Global Financial Services HLS Fund                        $       91,551   $       91,551               --
Global Health HLS Fund                                    $      927,129               --   $      927,129

HLS FUND NAME                                               GROSS FEES       FEE WAIVER        NET PAID
-------------                                             --------------   --------------   --------------
                                                                                2002
                                                                           --------------
Global Leaders HLS Fund                                   $    1,611,799               --   $    1,611,799
Global Technology HLS Fund                                $      370,811               --   $      370,811
Growth HLS Fund                                           $       25,301   $       25,301               --
Growth Opportunities HLS Fund                             $    1,557,819               --   $    1,557,819
International Capital Appreciation HLS Fund               $      100,042               --   $      100,042
International Opportunities HLS Fund                      $    2,056,813               --   $    2,056,813
International Small Company HLS Fund                      $       64,604               --   $       64,604
MidCap HLS Fund                                           $    3,787,267               --   $    3,787,267
MidCap Value HLS Fund                                     $      797,997               --   $      797,997
Small Company HLS Fund                                    $    1,786,379               --   $    1,786,379
SmallCap Growth HLS Fund                                  $      669,401               --   $      669,401
Stock HLS Fund                                            $   10,232,819               --   $   10,232,819
Value HLS Fund                                            $      268,291               --   $      268,291
Value Opportunities HLS Fund                              $      368,489               --   $      368,489

HLS FUND NAME                                               GROSS FEES       FEE WAIVER        NET PAID
-------------                                             --------------   --------------   --------------
                                                                                2001
                                                                           --------------
Advisers HLS Fund                                         $   19,443,127               --   $   19,443,127
Capital Appreciation HLS Fund                             $   19,117,161               --   $   19,117,161
Disciplined Equity HLS Fund                               $      964,491               --   $      964,491
Dividend and Growth HLS Fund                              $    5,185,786               --   $    5,185,786
Focus HLS Fund                                            $       44,740   $       23,296   $       21,444
Global Advisers HLS Fund                                  $    1,016,939               --   $    1,016,939
Global Communications HLS Fund                            $       42,682   $       42,682               --
Global Financial Services HLS Fund                        $       46,609   $       46,609               --
Global Health HLS Fund                                    $      728,802               --   $      728,802
Global Leaders HLS Fund                                   $    1,469,381               --   $    1,469,381
Global Technology HLS Fund                                $      413,711               --   $      413,711
Growth HLS Fund                                                       --               --               --
Growth Opportunities HLS Fund*                            $      452,309               --   $      452,309
International Capital Appreciation HLS Fund               $       16,638   $        8,986   $        7,652
International Opportunities HLS Fund                      $    2,602,760               --   $    2,602,760
International Small Company HLS Fund                      $       10,152   $        7,001   $        3,151
MidCap HLS Fund                                           $    4,021,243               --   $    4,021,243
MidCap Value HLS Fund                                     $       97,055   $       23,481   $       73,574
Small Company HLS Fund                                    $    1,958,460               --   $    1,958,460
SmallCap Growth HLS Fund*                                 $      184,335               --   $      184,335
Stock HLS Fund                                            $   13,268,109               --   $   13,268,109
Value HLS Fund                                            $       46,851   $       22,186   $       24,665
Value Opportunities HLS Fund*                             $      104,114               --   $      104,114

*Reflects sub-advisory fees commencing April 2, 2001 when Wellington Management became the subadviser for the New Hartford HLS Funds.

     For the last three fiscal years, HL Advisors paid the following investment services fees to Hartford Investment Management:


HLS FUND NAME                                                  2003             2002             2001
-------------                                             --------------   --------------   --------------
Bond HLS Fund                                             $    1,769,607   $    1,114,052   $      900,601
High Yield HLS Fund                                       $      293,945   $      109,014   $       79,871
Index HLS Fund                                            $    1,094,197   $    1,005,329   $    1,410,181
Money Market HLS Fund                                     $    1,348,754   $    1,234,625   $    1,112,497
Mortgage Securities HLS Fund                              $      520,992   $      335,904   $      245,558
U.S. Government Securities HLS Fund*                      $      496,090   $      197,388   $       96,814


*Reflects investment services fees commencing April 2, 2001 when Hartford Investment Management became the subadviser for the New Hartford HLS Funds.


     Pursuant to the investment management agreement, investment sub-advisory and investment services agreements, neither HL Advisors, Hartford Investment Management nor Wellington Management is liable to the HLS Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HLS Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence (willful misfeasance, bad faith or negligence in the case of U.S. Government Securities HLS Fund) on the part of HL Advisors, Hartford Investment Management or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.


     HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of December 31, 2003, HL Advisors had over $53.1 billion in assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105, was organized in 1996 and is a wholly-owned subsidiary of The Hartford. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2003, Hartford Investment Management had approximately $32.4 billion in assets under management.

     Wellington Management Company, LLP, whose business address is, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2003, Wellington Management had investment management authority with respect to approximately $394 billion in assets. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.


     At a meeting of the board of directors of each Company on August 5, 2003, the board of directors unanimously approved the renewal of the existing investment management agreements, investment sub-advisory agreements and investment services agreements with respect to the HLS Funds. In this regard, the board of directors considered several factors relating to the agreements, including the following factors. The board reviewed the quality of the services provided to the HLS Funds by HL Advisors, Wellington Management and Hartford Investment Management, including information prepared by a third-party consultant as to the performance of each HLS Fund relative to an appropriate benchmark as well as compared to the HLS Fund's appropriate peer group. The board took cognizance of each HLS Fund's long-term performance record in relation to benchmark and peer group records in reviewing the applicable agreements. The board also reviewed the investment management fees paid to HL Advisors, and by HL Advisors to Wellington Management and Hartford Investment Management. In this connection, the board reviewed comparative information prepared by a third-party consultant on investment management fees paid and expenses incurred by similarly situated funds. In voting to renew the relevant agreements, the board took cognizance of the fees paid by the HLS Funds in relation to those paid by similarly situated funds. The board also considered fee breakpoints for the HLS Funds that gradually decrease as assets increase. The board considered the high quality of the services performed for each HLS Fund by HL Advisors,

Wellington Management and Hartford Investment Management, including the extensive research capabilities and fundamental analysis performed. The board also considered the strong long term experience of HL Advisors, Wellington Management and Hartford Investment Management, the compliance structure and systems established by HL Advisors, Wellington Management and Hartford Investment Management, the financial viability of HL Advisors, Wellington Management and Hartford Investment Management and HL Advisors', Wellington Management's or Hartford Investment Management's control over the investment expenses such as transaction costs.

     The board considered other benefits to HL Advisors or its affiliates from the investment management agreement with the HLS Funds. Specifically, the board reviewed information noting that Hartford Life may receive fees for certain services provided to the HLS Funds. Finally, the board reviewed information regarding the costs of providing advisory services to the HLS Funds, and the resulting profits. Based upon its review, the board concluded that it is in the interest of the HLS Funds and their shareholders for the board to renew the existing investment management agreement, investment sub-advisory agreement and investment services agreement with respect to each HLS fund, as applicable.


     In arriving at their decision to approve the renewal of each of the agreements, the board of directors of each Company did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

     The investment management agreements, investment sub-advisory agreements and investment services agreements continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to an agreement or interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable HLS Fund's outstanding voting securities. Each agreement automatically terminates upon assignment as defined under the 1940 Act. The investment management agreements may be terminated without penalty on 60 days' written notice to HL Advisors by the board of directors of the applicable Company, by vote of the holders of a majority of the outstanding voting securities of the applicable HLS Fund, or on 60 days' written notice by HL Advisors to the applicable Company or HLS Fund, as the case may be (except that 90 days' written notice by HL Advisors is required for Bond HLS Fund, Index HLS Fund, Money Market HLS Fund and Mortgage Securities HLS Fund).

     The investment sub-advisory agreements and investment services agreements may be terminated at any time without the payment of any penalty by the board of directors of the applicable Company, by vote of a majority of the outstanding voting securities of the respective HLS Fund, or by HL Advisors upon 60 days' written notice to Hartford Investment Management or Wellington Management, as the case may be (except that termination is effective on written notice by HL Advisors for Disciplined Equity HLS Fund, Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Small Company HLS Fund, MidCap Value HLS Fund, SmallCap Growth HLS Fund, Value HLS Fund and Value Opportunities HLS Fund, and 90 days' written notice by HL Advisors is required for Bond HLS Fund, Index HLS Fund, Money Market HLS Fund and Mortgage Securities HLS Fund), and, with respect to each applicable HLS Fund, by Wellington Management or Hartford Investment Management upon 90 days' written notice to HL Advisors (except that 60 days' written notice by Hartford Investment Management is required for Bond HLS Fund, High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund). The investment sub-advisory agreements and investment services agreements also terminate automatically upon the termination of the corresponding investment management agreement.


     HL Advisors, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the HLS Funds, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

     Each HLS Fund, HL Advisors, Hartford Securities Distribution Company, Inc., Hartford Investment Management and Wellington Management have each adopted a code of ethics designed to protect the interests of each HLS Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by an HLS Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by each Company's board of directors and HL Advisors, Hartford Investment Management and Wellington Management, as applicable, are primarily responsible for the investment decisions of each applicable HLS Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each HLS Fund (except as described below) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While Hartford Investment Management and Wellington Management generally seek reasonably competitive spreads or commissions, the HLS Funds do not necessarily pay the lowest possible spread or commission. Upon instructions from HL Advisors, Wellington Management may direct certain brokerage transactions to broker/dealers that pay for certain services used by the HLS Funds.

     Hartford Investment Management and Wellington Management generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, Hartford Investment Management and Wellington Management may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market HLS Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market HLS Fund for such purchases or sales.

     While Hartford Investment Management and Wellington Management seek to obtain the most favorable net results in effecting transactions in an HLS Fund's portfolio securities, broker-dealers who provide investment research to Hartford Investment Management or Wellington Management may receive orders for transactions from Hartford Investment Management or Wellington Management. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. Some of these services are of value to Wellington Management or Hartford Investment Management, or their affiliates, in advising various of their clients (including the HLS Funds), although not all of these services are necessarily useful and of value in managing the HLS Funds. The management fee paid by an HLS Fund is not reduced because Wellington Management or Hartford Investment Management, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. To the extent consistent with
Section 28(e) of the 1934 Act, Wellington Management and Hartford Investment Management may cause an HLS Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to Wellington Management or Hartford Investment Management an amount in respect of securities transactions for the HLS Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction.

     Investment decisions for the HLS Funds are made independently from those of any other clients that are managed by Hartford Investment Management, Wellington Management or their affiliates. If, however, accounts managed by Hartford Investment Management or Wellington Management are simultaneously engaged in the purchase of the same security, then, as authorized by the applicable Company's board of directors, available securities may be allocated to each HLS Fund or other client account and may be averaged as to price in a manner determined by Hartford Investment Management or Wellington Management to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue). Likewise, if accounts managed by Hartford Investment Management or Wellington Management are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

     Accounts managed by Hartford Investment Management or Wellington Management (or their affiliates) may hold securities held by an HLS Fund. Because of different investment objectives or other factors, a particular security may be bought by Hartford Investment Management or Wellington Management for one or more clients when one or more clients are selling the same security.

     For the last three fiscal years, the HLS Funds paid the following brokerage commissions:


HLS FUND NAME                                                  2003             2002             2001
-------------                                             --------------   --------------   --------------
Advisers HLS Fund                                         $    8,124,829   $    9,729,809   $    6,879,777
Bond HLS Fund                                             $       58,378              N/A              N/A
Capital Appreciation HLS Fund                             $   27,190,064   $   27,835,669   $   19,644,726
Disciplined Equity HLS Fund                               $    1,141,362   $    1,421,717   $      715,943
Dividend and Growth HLS Fund                              $    4,634,028   $    4,592,761   $    5,046,396
Equity Income HLS Fund                                    $        2,487              N/A              N/A
Focus HLS Fund                                            $      241,843   $      337,225   $       91,087
Global Advisers HLS Fund                                  $    1,900,909   $    2,146,624   $    1,788,850
Global Communications HLS Fund                            $       88,851   $       49,159   $       21,691
Global Financial Services HLS Fund                        $       81,799   $       52,279   $       43,332
Global Health HLS Fund                                    $      441,168   $      489,029   $      327,059
Global Leaders HLS Fund                                   $    6,762,406   $    6,882,447   $    4,850,980
Global Technology HLS Fund                                $      972,455   $      608,390   $      381,629
Growth HLS Fund                                           $      375,724   $       36,292               --
Growth Opportunities HLS Fund                             $    3,227,659   $    4,059,631   $    3,482,376
High Yield HLS Fund                                       $        5,239              N/A              N/A
Index HLS Fund                                            $      117,800   $      255,976   $      176,469
International Capital Appreciation HLS Fund               $      605,734   $      261,011   $       42,120
International Opportunities HLS Fund                      $    3,913,925   $    4,994,642   $    5,977,315
International Small Company HLS Fund                      $      249,849   $       99,328   $       21,699
MidCap HLS Fund                                           $    4,800,116   $    5,288,937   $    4,561,333
MidCap Value HLS Fund                                     $    1,243,483   $      605,793   $      123,065
Money Market HLS Fund                                                N/A              N/A              N/A
Mortgage Securities HLS Fund                                         N/A              N/A              N/A
Small Company HLS Fund                                    $    6,081,453   $    6,628,037   $    4,078,289
SmallCap Growth HLS Fund                                  $    1,480,482   $    1,131,371   $      616,817
Stock HLS Fund                                            $    6,384,776   $    8,808,500   $    6,784,363
U.S. Government Securities HLS Fund                                  N/A              N/A              N/A
Value HLS Fund                                            $      187,054   $      147,999   $       37,068
Value Opportunities HLS Fund                              $      233,441   $      273,922   $      467,987


     In general, changes in the amount of brokerage commissions paid by an HLS Fund are due primarily to that HLS Fund's asset growth, cash flows and changes in portfolio turnover.

     The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2003.


                                                   COMMISSIONS PAID TO   TOTAL AMOUNT OF TRANSACTION TO
                                                   FIRMS FOR EXECUTION      FIRMS FOR EXECUTION AND
HLS FUND NAME                                     AND RESEARCH SERVICES        RESEARCH SERVICES
-------------                                     ---------------------  ------------------------------
Advisers HLS Fund                                     $       693,423          $   426,494,689
Capital Appreciation HLS Fund                         $     2,589,874          $ 1,330,908,809
Disciplined Equity HLS Fund                           $        90,717          $    83,220,256
Dividend and Growth HLS Fund                          $       460,905          $   277,890,600
Equity Income HLS Fund                                $           591          $     2,414,411
Focus HLS Fund                                        $        14,853          $    15,820,577
Global Advisers HLS Fund                              $       228,173          $   122,267,349
Global Communications HLS Fund                        $         8,699          $     4,108,940
Global Financial Services HLS Fund                    $        12,999          $    11,339,933
Global Health HLS Fund                                $        42,743          $    29,919,651
Global Leaders HLS Fund                               $       736,938          $   430,348,908
Global Technology HLS Fund                            $       127,034          $    57,258,243
Growth HLS Fund                                       $        47,834          $    65,235,094
Growth Opportunities HLS Fund                         $       287,089          $   143,646,679
International Capital Appreciation HLS Fund           $        75,171          $    54,847,688
International Opportunities HLS Fund                  $       584,775          $   288,961,762
International Small Company HLS Fund                  $        24,527          $    14,593,796
MidCap HLS Fund                                       $       377,584          $   202,389,813
MidCap Value HLS Fund                                 $       154,268          $   189,942,973
Small Company HLS Fund                                $       494,328          $   218,729,007
SmallCap Growth HLS Fund                              $        98,372          $    49,674,720
Stock HLS Fund                                        $       493,716          $   348,732,642
Value HLS Fund                                        $        32,473          $    50,633,459
Value Opportunities HLS Fund                          $        20,624          $    24,578,296


     The following table identifies the HLS Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the HLS Funds have acquired during the fiscal year ended December 31, 2003 and the value of each HLS Fund's aggregate holdings of each such issuer as of December 31, 2003.


HLS FUND NAME                                   REGULAR BROKER OR DEALER                        AGGREGATE VALUE
-------------                                   ------------------------                        ---------------
Advisers HLS Fund                               Lehman Brothers Holdings                        $   19,175,430
                                                Bank of America Corp.                           $  191,898,228
                                                Citigroup, Inc.                                 $  282,050,784
                                                Merrill Lynch & Co., Inc.                       $  112,566,945
                                                Morgan Stanley Dean Witter & Co.                $   88,070,440
                                                Wachovia Corp.                                  $   48,807,684
                                                Washington Mutual Financial Corp.               $    1,111,537
                                                Goldman Sachs Group, Inc. (The)                 $    1,131,148
                                                Morgan (J.P.) Chase & Co.                       $    1,127,591
                                                Salomon Smith Barney Holdings, Inc.             $    1,615,197

Bond HLS Fund                                   Goldman Sachs Group, Inc. (The)                 $    4,203,402
                                                Morgan (J.P.) Chase & Co.                       $   17,414,632
                                                Credit Suisse Group                             $   11,615,278
                                                Morgan Stanley Dean Witter & Co.                $   17,542,889

HLS FUND NAME                                   REGULAR BROKER OR DEALER                        AGGREGATE VALUE
-------------                                   ------------------------                        ---------------
                                                Wachovia Corp.                                  $    4,120,722
                                                Bear Sterns Cos., Inc. (The)                    $   30,226,359

Capital Appreciation HLS Fund                   UBS AG                                          $  136,882,923
                                                Citigroup, Inc.                                 $  279,682,626

Disciplined Equity HLS Fund                     Bank of America Corp.                           $   21,675,885
                                                Goldman Sachs Group, Inc. (The)                 $    3,761,613
                                                Merrill Lynch & Co., Inc.                       $   14,040,810
                                                Citigroup, Inc.                                 $   34,461,216

Dividend and Growth HLS Fund                    Bank of America Corp.                           $    3,297,630
                                                Citigroup, Inc.                                 $  140,128,476
                                                Merrill Lynch & Co., (Inc.                      $   42,427,410
                                                Morgan Stanley Dean Witter & Co.                $   38,118,969
                                                Wachovia Corp.                                  $   64,927,824

Equity Income HLS Fund                          Bank of America Corp.                           $      414,215
                                                Citigroup, Inc.                                 $      446,083
                                                Merrill Lynch & Co., Inc.                       $      252,195
                                                Morgan Stanley Dean Witter & Co.                $      239,582
                                                Wachovia Corp.                                  $      263,234
                                                Goldman Sachs Group, Inc. (The)                 $      290,266
                                                Washington Mutual Financial Corp.               $      155,666

Focus HLS Fund                                  Bank of America Corp.                           $    3,136,770
                                                Citigroup, Inc.                                 $    4,062,798
                                                Merrill Lynch & Co., Inc.                       $    2,287,350
                                                Morgan Stanley Dean Witter & Co.                $    2,916,648

Global Advisers HLS Fund                        Citigroup, Inc.                                 $    5,080,180
                                                Merrill Lynch & Co., Inc.                       $    3,847,440
                                                Morgan Stanley Dean Witter & Co.                $      660,257
                                                Credit Suisse Group                             $    3,644,003
                                                Deutsche Bank AG                                $    3,533,099
                                                Bear Sterns Cos., Inc. (The)                    $    1,069,649

Global Financial Services HLS Fund              Bank of America Corp.                           $    1,142,106
                                                Citigroup, Inc.                                 $    1,487,266
                                                Merrill Lynch & Co., Inc.                       $      604,095
                                                Morgan Stanley Dean Witter & Co.                $      347,220
                                                Goldman Sachs Group, Inc. (The)                 $      691,110
                                                UBS AG                                          $    1,355,825
                                                Royal Bank of Scotland Group PLC                $    1,197,820

Global Leaders HLS Fund                         Citigroup, Inc.                                 $   16,473,505
                                                Merrill Lynch & Co., Inc.                       $   14,887,716

HLS FUND NAME                                   REGULAR BROKER OR DEALER                        AGGREGATE VALUE
-------------                                   ------------------------                        ---------------
                                                Credit Suisse Group                             $   12,064,313
                                                Deutsche Bank AG                                $   13,366,480

Growth HLS Fund                                 Citigroup, Inc.                                 $    5,322,168

Growth Opportunities HLS Fund                   UBS AG                                          $    7,812,051

Index HLS Fund                                  Lehman Brothers Holdings                        $    4,322,776
                                                Bank of America Corp.                           $   24,624,771
                                                Citigroup, Inc.                                 $   51,592,389
                                                Merrill Lynch & Co., Inc.                       $   11,425,489
                                                Morgan Stanley Dean Witter & Co.                $   12,910,681
                                                Wachovia Corp.                                  $   12,706,724
                                                Washington Mutual Financial Corp.               $    7,433,113
                                                Goldman Sachs Group, Inc. (The)                 $    9,636,048
                                                Morgan (J.P.) Chase & Co.                       $   15,439,970
                                                Bear Stearns Cos., Inc. (The)                   $    1,613,951

International Capital Appreciation HLS Fund     Credit Suisse Group                             $    1,770,617
                                                Deutsche Bank AG                                $    1,449,476

International Opportunities HLS Fund            UBS AG                                          $   20,114,945
                                                Royal Bank of Scotland Group PLC                $   18,917,535

Money Market HLS Fund                           Bear Stearns Cos., Inc. (The)                   $   42,038,810
                                                Washington Mutual Financial Corp.               $   41,997,577
                                                Goldman Sachs Group, Inc. (The)                 $   50,000,000
                                                Morgan (J.P. ) Chase & Co.                      $   55,007,891
                                                Citigroup, Inc.                                 $   42,030,381
                                                Lehman Brothers Holdings                        $   34,680,593
                                                Morgan Stanley Dean Witter & Co.                $   54,022,813
                                                Merrill Lynch & Co., Inc.                       $   37,052,035

Mortgage Securities HLS Fund                    Citigroup, Inc.                                 $      499,344
                                                Merrill Lynch & Co., Inc.                       $   11,254,329
                                                Credit Suisse Group                             $    4,304,564
                                                Lehman Brothers Holdings                        $   15,000,237
                                                Wachovia Corp.                                  $   14,994,237
                                                Morgan Stanley Dean Witter & Co.                $   20,076,514

Stock HLS Fund                                  Bank of America Corp.                           $  129,516,429
                                                Citigroup, Inc.                                 $  239,403,746
                                                Merrill Lynch & Co., Inc.                       $   99,071,580
                                                Morgan Stanley Dean Witter & Co.                $   64,490,328
                                                Wachovia Corp.                                  $   24,054,417

Value HLS Fund                                  Bank of America Corp.                           $    8,678,397

HLS FUND NAME                                   REGULAR BROKER OR DEALER                        AGGREGATE VALUE
-------------                                   ------------------------                        ---------------
                                                Citigroup, Inc.                                 $   11,921,424
                                                Washington Mutual Financial Corp.               $    3,779,304
                                                Morgan Stanley Dean Witter & Co.                $    5,138,856
                                                Goldman Sachs Group, Inc. (The)                 $    5,430,150

Value Opportunities HLS Fund                    Bank of America Corp.                           $    2,919,609
                                                Citigroup, Inc.                                 $    7,577,094
                                                Washington Mutual Financial Corp.               $    2,828,460


                                HLS FUND EXPENSES


     Each HLS Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each HLS Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting (Hartford HLS Funds), auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each HLS Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to each HLS Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to HLS Fund shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each HLS Fund's shareholders, expenses related to distribution activities as provided under an HLS Fund's Rule 12b-1 distribution plan for Class IB shares and other miscellaneous expenses related directly to the HLS Funds' operations and interest.


                             HLS FUND ADMINISTRATION

     An Administrative Services Agreement between each Hartford HLS Fund and Hartford Life provides that Hartford Life will manage the business affairs and provide administrative services to each Hartford HLS Fund. Under the terms of these Agreements, Hartford Life will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Hartford HLS Funds. Hartford Life has also agreed to arrange for the provision of additional services necessary for the proper operation of the Hartford HLS Funds, although the Hartford HLS Funds pay for these services directly. As compensation for the services to be performed by Hartford Life, each Hartford HLS Fund pays to Hartford Life, as promptly as possible after the last day of each month, a monthly fee at the annual rate of 0.20% of the average daily net assets of the Hartford HLS Fund. In addition to the administrative services fee, Hartford Life is compensated for fund accounting services at a competitive market rate. Hartford Life also provides administrative services to the New Hartford HLS Funds. The management fee paid by the New Hartford HLS Funds to HL Advisors covers, in addition to investment advisory services, certain administrative services, which are provided by Hartford Life.

     For the last three fiscal years, each HLS Fund, except for Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, paid the following administrative fees to Hartford Life:


HLS FUND NAME                                                       2003             2002             2001
-------------                                             --------------   --------------   --------------
Advisers HLS Fund                                         $   20,811,601   $   22,236,656   $   25,442,165
Bond HLS Fund                                             $    5,801,771   $    4,112,009   $    2,728,479
Capital Appreciation HLS Fund                             $   15,869,294   $   15,606,810   $   18,743,192
Disciplined Equity HLS Fund                               $    1,273,803   $    1,029,224   $      852,300
Dividend and Growth HLS Fund                              $    7,434,426   $    6,554,215   $    6,432,382

HLS FUND NAME                                                       2003             2002             2001
-------------                                             --------------   --------------   --------------
Equity Income HLS Fund                                    $        2,034              N/A              N/A
Focus HLS Fund                                            $      135,028   $       97,408   $       29,679
Global Advisers HLS Fund                                  $      619,328   $      625,082   $      713,825
Global Communications HLS Fund                            $       34,712   $       16,816   $       17,259
Global Financial Services HLS Fund                        $       56,945   $       40,689   $       23,777
Global Health HLS Fund                                    $      552,006   $      472,644   $      348,632
Global Leaders HLS Fund                                   $    1,377,689   $    1,236,797   $    1,096,318
Global Technology HLS Fund                                $      226,274   $      165,779   $      184,009
Growth HLS Fund                                           $      199,496   $       12,650               --
High Yield HLS Fund                                       $      963,719   $      402,370   $      241,980
Index HLS Fund                                            $    3,587,396   $    3,710,702   $    4,272,314
International Capital Appreciation HLS Fund               $      137,110   $       50,021   $        9,445
International Opportunities HLS Fund                      $    1,467,589   $    1,681,810   $    2,228,791
International Small Company HLS Fund                      $       76,421   $       32,302   $        5,153
MidCap HLS Fund                                           $    3,299,887   $    3,412,264   $    3,647,273
MidCap Value HLS Fund                                     $    1,116,439   $      539,107   $       62,026
Money Market HLS Fund                                     $    4,421,980   $    4,557,024   $    3,370,446
Mortgage Securities HLS Fund                              $    1,708,105   $    1,239,830   $      743,950
Small Company HLS Fund                                    $    1,504,996   $    1,411,376   $    1,584,492
Stock HLS Fund                                            $   11,445,199   $   13,160,423   $   17,208,809
Value HLS Fund                                            $      324,146   $      167,848   $       29,418



     Hartford Life, an affiliate of HL Advisors, provides fund accounting services to the HLS Funds, including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of the HLS Funds in accordance with the HLS Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable HLS Funds and all classes thereof; preparation of various reports; and such other similar services with respect to an HLS Fund as may be reasonably requested by the HLS Funds.

     With respect to the Hartford HLS Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford Series Fund, Inc., on behalf of the Hartford HLS Funds, and Hartford Life dated January 3, 2000, as amended July 23, 2001. In consideration of services rendered and expenses assumed pursuant to this agreement, each Hartford HLS Fund pays Hartford Life a fee calculated at the annual rate of 0.02% of its aggregate net assets. For the period January 3, 2000 until July 23, 2001, this fee was calculated at the annual rate of 0.015% of the aggregate net assets of each Hartford HLS Funds.

     With respect to the New Hartford HLS Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford HLS Series Fund II, Inc., on behalf of the New Hartford HLS Funds, Hartford Life and HL Advisors dated May 1, 2002.

     The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:



                                                                    2003             2002             2001
                                                          --------------   --------------   --------------
Advisers HLS Fund                                         $    2,081,160   $    2,223,666   $    2,546,030
Bond HLS Fund                                             $      580,177   $      411,201   $      272,993
Capital Appreciation HLS Fund                             $    1,586,929   $    1,560,681   $    1,875,654
Disciplined Equity HLS Fund                               $      127,380   $      102,922   $       85,284
Dividend and Growth HLS Fund                              $      743,443   $      655,421   $      643,675
Equity Income HLS Fund                                    $          203              N/A              N/A
Focus HLS Fund                                            $       13,503   $        9,741   $        2,968
Global Advisers HLS Fund                                  $       61,933   $       62,508   $       71,433

                                                                    2003             2002             2001
                                                          --------------   --------------   --------------
Global Communications HLS Fund                            $        3,471   $        1,682   $        1,727
Global Financial Services HLS Fund                        $        5,695   $        4,069   $        2,379
Global Health HLS Fund                                    $       55,201   $       47,264   $       34,881
Global Leaders HLS Fund                                   $      137,769   $      123,680   $      109,714
Global Technology HLS Fund                                $       22,627   $       16,578   $       18,412
Growth HLS Fund                                           $       19,950   $        1,265              N/A
High Yield HLS Fund                                       $       96,372   $       40,237   $       24,206
Index HLS Fund                                            $      358,740   $      371,070   $      427,561
International Capital Appreciation HLS Fund               $       13,711   $        5,002   $          945
International Opportunities HLS Fund                      $      146,759   $      168,181   $      223,069
International Small Company HLS Fund                      $        7,642   $        3,230   $          515
MidCap HLS Fund                                           $      329,989   $      341,226   $      364,983
MidCap Value HLS Fund                                     $      111,644   $       53,911   $        6,203
Money Market HLS Fund                                     $      442,198   $      455,702   $      337,151
Mortgage Securities HLS Fund                              $      170,810   $      123,983   $       74,438
Small Company HLS Fund                                    $      150,500   $      141,138   $      158,585
Stock HLS Fund                                            $    1,144,520   $    1,316,042   $    1,722,113
Value HLS Fund                                            $       32,415   $       16,785   $        2,942



     For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement between Hartford HLS Series Fund II, Inc., on behalf of the New Hartford HLS Funds, Hartford Life and HL Advisors.


                            DISTRIBUTION ARRANGEMENTS


     Each HLS Fund's shares are sold by Hartford Securities Distribution Company, Inc. (the "distributor") on a continuous basis to separate accounts sponsored by The Hartford and its affiliates and to certain qualified retirement plans. Certain HLS Fund's shares are also sold by the distributor on a continuous basis to separate accounts sponsored by other insurance companies.

     Each Company, on behalf of its respective HLS Funds, has adopted a separate distribution plan (the "Plans") for Class IB shares pursuant to appropriate resolutions of each HLS Fund's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.


     Pursuant to the Plans, each HLS Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of HLS Fund shares. The expenses of each HLS Fund pursuant to each Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of each HLS Fund's average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

     Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of each HLS Fund's shares including (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts ("Variable Contracts") investing indirectly in Class IB shares; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IB shares; (d) expenses relating to the development, preparation, printing, and mailing of HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares; (f) expenses of obtaining information and providing explanations to variable contract owners regarding HLS Fund investment objectives and policies and other information about the HLS Fund, including performance; (g) expenses of training sales personnel regarding the HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the HLS Fund; and (i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IB shares attributable to such accounts. These Plans are considered compensation type plans, which means the distributor is paid the agreed upon fee regardless of the distributor's expenditures.

     In accordance with the terms of the Plans, the distributor provides to each HLS Fund, for review by each HLS Fund's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.

     The Plans were adopted by a majority vote of the respective HLS Fund's board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of each HLS Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets in order to benefit from economies of scale. The board of directors believes that there is a reasonable likelihood that the Plans will benefit the Class IB shareholders of each HLS Fund. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each HLS Fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of each HLS Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of each HLS Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

     For the fiscal year ended December 31, 2003, the Class IB Shares of the HLS Funds paid the 12b-1 fees listed below.


          HLS FUND NAME                                              CLASS IB
          -------------                                        --------------
          Advisers HLS Fund                                    $    2,319,636
          Bond HLS Fund                                        $    1,433,105
          Capital Appreciation HLS Fund                        $    2,397,764
          Disciplined Equity HLS Fund                          $      241,744
          Dividend and Growth HLS Fund                         $    1,417,480
          Equity Income HLS Fund                               $          301
          Focus HLS Fund                                       $       67,726
          Global Advisers HLS Fund                             $       67,451
          Global Communications HLS Fund                       $       13,208
          Global Financial Services HLS Fund                   $       25,838
          Global Health HLS Fund                               $      177,444
          Global Leaders HLS Fund                              $      207,828
          Global Technology HLS Fund                           $       63,509
          Growth HLS Fund                                      $      104,560
          Growth Opportunities HLS Fund                        $       62,569
          High Yield HLS Fund                                  $      371,487
          Index HLS Fund                                       $      307,186
          International Capital Appreciation HLS Fund          $       78,033
          International Opportunities HLS Fund                 $      110,728
          International Small Company HLS Fund                 $       29,678
          MidCap HLS Fund                                      $      310,216
          MidCap Value HLS Fund                                $      457,383
          Money Market HLS Fund                                $      675,202
          Mortgage Securities HLS Fund                         $      413,365

          HLS FUND NAME                                              CLASS IB
          -------------                                        --------------
          Small Company HLS Fund                               $      285,777
          SmallCap Growth HLS Fund                             $       78,691
          Stock HLS Fund                                       $    1,009,674
          U.S. Government Securities HLS Fund                  $      491,827
          Value HLS Fund                                       $      152,950
          Value Opportunities HLS Fund                         $       35,856



     The entire amount of 12b-1 fees listed above was paid as compensation to the distributor, which remitted the entire amount, either directly or indirectly through affiliated insurance companies, to dealers as compensation.

     The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HLS Funds' shares and/or for the servicing of those shares.


                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase or sale (redemption) of HLS Fund shares, see "Purchase and Redemption of Fund Shares" in the HLS Funds' prospectuses.

                            SUSPENSION OF REDEMPTIONS

     Under unusual circumstances, an HLS Fund may suspend repurchases or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. An HLS Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each HLS Fund is determined by Hartford Life in the manner described in the HLS Funds' prospectuses. The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each HLS Fund other than the Money Market HLS Fund are valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Short-term securities held in the Money Market HLS Fund are valued at amortized cost, which approximates market value. All other HLS Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the official closing price or at the last sale price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Companies' board of directors.

     Foreign securities markets may trade on days when an HLS Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. If an event that affects the value of a security occurs after the publication of market quotations used by an HLS Fund to price its securities but before the close of regular trading on the NYSE, the HLS Funds may use fair-value estimates as determined under procedures established by each Company's board of directors.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The amortized cost method of valuation permits the Money Market HLS Fund to maintain a stable $1.00 net asset value per share. The board of directors of Hartford Series Fund, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (I.E., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

                  OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS

     CAPITAL STOCK The board of directors for each Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify shares of the HLS Funds into one or more classes. Accordingly, the directors have authorized the issuance of two classes of shares of the HLS Funds designated as Class IA and Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the HLS Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.

     Pursuant to state insurance law, Hartford Life, or its affiliates, is the owner of all Hartford HLS Fund shares held in separate accounts of Hartford Life or its affiliates (such shares are held for the benefit of contractholders and policy owners). As of March 31, 2004, Hartford Life (or its affiliates) owned 5% or more of the outstanding shares in the following Hartford HLS Funds:


                                                            PERCENTAGE OF OWNERSHIP
                                                            -----------------------
                         FUND                               CLASS IA       CLASS IB
                         ----                               --------       --------
     Advisers HLS Fund                                           93%            99%
     Bond HLS Fund                                               94%           100%
     Capital Appreciation HLS Fund                               98%            98%
     Disciplined Equity HLS Fund                                 74%           100%

                                                            PERCENTAGE OF OWNERSHIP
                                                            -----------------------
                         FUND                               CLASS IA       CLASS IB
                         ----                               --------       --------
     Dividend and Growth HLS Fund                                99%           100%
     Equity Income HLS Fund                                     100%           100%
     Focus HLS Fund                                             100%           100%
     Global Advisers HLS Fund                                   100%           100%
     Global Communications HLS Fund                             100%           100%
     Global Financial Services HLS Fund                         100%           100%
     Global Health HLS Fund                                      96%           100%
     Global Leaders HLS Fund                                     64%           100%
     Global Technology HLS Fund                                  90%           100%
     Growth HLS Fund                                            100%           100%
     High Yield HLS Fund                                         88%           100%
     Index HLS Fund                                              88%           100%
     International Capital Appreciation HLS Fund                100%           100%
     International Opportunities HLS Fund                        94%           100%
     International Small Company HLS Fund                        96%           100%
     MidCap HLS Fund                                             82%            84%
     MidCap Value HLS Fund                                      100%           100%
     Money Market HLS Fund                                       93%           100%
     Mortgage Securities HLS Fund                               100%           100%
     Small Company HLS Fund                                      94%            97%
     Stock HLS Fund                                              91%            99%
     Value HLS Fund                                             100%           100%


     As of March 31, 2004, Fortis Benefits Insurance Company (or its affiliates) owned 5% or more of the outstanding shares in the following Hartford HLS Funds (such shares are held for the benefit of contractholders and policy owners):


                                                            PERCENTAGE OF OWNERSHIP
                                                            -----------------------
                         FUND                               CLASS IA       CLASS IB
                         ----                               --------       --------
     Disciplined Equity HLS Fund                                 26%             --
     Global Leaders HLS Fund                                     31%             --
     High Yield HLS Fund                                          9%             --
     Index HLS Fund                                              12%             --



     An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates owned, as of March 31, 2004, shares of a number of Hartford HLS Funds and, in the case of Global Technology HLS Fund and Small Company HLS Fund, 10% and 6% of the outstanding Class IA shares, respectively. Certain employee retirement plans of the State of California, as of March 31, 2004, owned an aggregate of 7% of the outstanding Class IA shares of Stock HLS Fund. Certain employee retirement plans of Wachovia Bank National Association and Wachovia Savings Plan, as of March 31, 2004, owned an aggregate of 12% of the outstanding Class IA shares of MidCap HLS Fund.


     Pursuant to state insurance law, Fortis Benefits Insurance Company, or its affiliates, is the owner of all New Hartford HLS Fund shares held in separate accounts of Fortis Benefits Insurance Company or its affiliates (such shares are held for the benefit of contractholders and policy owners). As of March 31, 2004, Fortis Benefits Insurance Company (or its affiliates) owned 5% or more of the outstanding shares in the following New Hartford HLS Funds:

                                                            PERCENTAGE OF OWNERSHIP
                                                            -----------------------
                         FUND                               CLASS IA       CLASS IB
                         ----                               --------       --------
     Growth Opportunities HLS Fund                               82%            --
     SmallCap Growth HLS Fund                                    61%            --
     U.S. Government Securities HLS Fund                         30%            --
     Value Opportunities HLS Fund                                56%            --


     As of March 31, 2004, Hartford Life (or its affiliates) owned 5% or more of the outstanding shares in the following New Hartford HLS Funds (such shares are held for the benefit of contractholders and policy owners):


                                                            PERCENTAGE OF OWNERSHIP
                                                            -----------------------
                       FUND                                 CLASS IA       CLASS IB
                       ----                                 --------       --------
     Growth Opportunities HLS Fund                               18%           100%
     SmallCap Growth HLS Fund                                    39%           100%
     U.S. Government Securities HLS Fund                         70%           100%
     Value Opportunities HLS Fund                                44%           100%


     SHARE CLASSES Under each HLS Fund's multi-class plan, shares of each class of an HLS Fund represent an equal pro-rata interest in that HLS Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by each Company's board of directors are currently limited to payments made to the distributor for the Class IB shares pursuant to the Distribution Plan for the Class IB shares.

     VOTING Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally. Most of the shares of the HLS Funds are held of record by insurance companies. The insurance companies will generally vote HLS Fund shares pro-rata according to the written instructions of the owners of Variable Contracts indirectly invested in the HLS Funds. It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

     Matters in which the interests of all the HLS Funds in a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent auditors) are voted on by all shareholders without regard to the separate HLS Funds. Matters that affect all or several HLS Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund. Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund. Likewise, matters that affect only one class of shares of an HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

     OTHER RIGHTS Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.

                             INVESTMENT PERFORMANCE

MONEY MARKET HLS FUND

     In accordance with regulations prescribed by the SEC, Hartford Series Fund, Inc. is required to compute the Money Market HLS Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market HLS Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

     The SEC also permits Hartford Series Fund, Inc. to disclose the effective yield of the Money Market HLS Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.


     For the seven-day period ending December 31, 2003, the Money Market HLS Fund's annualized yield for Class IA and Class IB was 0.68% and 0.43%, respectively. For the same period the effective yield for Class IA and Class IB was 0.69% and 0.44%, respectively.


     The yield on amounts held in the Money Market HLS Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market HLS Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market HLS Fund, the types and quality of portfolio securities held by the Money Market HLS Fund, any default by issuers of investments held by the Money Market HLS Fund and its operating expenses.

Example:
     Assumptions:

     Value of a hypothetical pre-existing account with exactly one share of Class IA at the beginning of the period: $1.000000

     Value of the same account (excluding capital changes) at the end of the seven day period: $1.000131
This value would include the value of any additional shares purchased with dividends from the original share, and all dividends declared on both the original share and any such additional shares.

     Calculation:


       Ending account value                                                                     $1.000131
       Less beginning account value                                                              1.000000

       Net change in account value                                                               $.000131
       Base period return:                                                   $.000131/$1.000000 = .000131
       (adjusted change/beginning account value)

       Current yield =                                                         .000131 X (365/7)=   0.68%
       Effective yield =                                              (1 + .000131)^(365/7) - 1 =   0.69%


     The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the current yield and effective yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the separate account level which, if included, would decrease the yield.

OTHER FUNDS

     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS Average annual total return quotations for the HLS Funds are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                              n
                        P(1+T)  = ERV

Where:


P    = a hypothetical initial payment of $1,000, less the maximum sales load applicable to a fund


T    = average annual total return


n    = period covered by computation expressed in number of years


ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

     The computation above assumes that all dividends and distributions made by an HLS Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

     One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of an HLS Fund, or of a hypothetical investment in a class of an HLS Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and are expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges are higher than those that do reflect such charges.

     Total return percentages for periods longer than one year are usually accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the HLS Fund.

     Each HLS Fund's average annual total return quotations and yield quotations as they may appear in the prospectuses, this SAI or in advertising are calculated by standard methods prescribed by the SEC unless otherwise indicated.

     NON-STANDARDIZED PERFORMANCE In addition, in order to more completely represent an HLS Fund's performance or more accurately compare such performance to other measures of investment return, an HLS Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Returns"). Non-Standardized Returns are quoted for the same or different periods as those for which Standardized Return is quoted; they may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

     Class IB shares of Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund, Small Company HLS Fund and Stock HLS Fund commenced operations on April 1, 1998. Class IB shares of Index HLS Fund, Global Advisers HLS Fund, MidCap HLS Fund and Mortgage Securities HLS Fund commenced operations on November 9, 1999. Class IB shares of the New Hartford HLS Funds commenced operation on May 1, 2002. For periods prior to April 1, 1998, and November 9, 1999, and May 1, 2002, as applicable, Class IB performance for these HLS Funds is calculated by using Class IA shares performance adjusted for Class IB 12b-1 fees of .25%.

     The chart below sets forth certain standardized and non-standardized performance information for periods ending on December 31, 2003 for the Class IA and Class IB shares of each HLS Fund. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below.

     The manner in which total return and yield are calculated is described in this section. The following table sets forth the average annual total return and, where applicable, the yield for each HLS Fund shown for periods ending December 31, 2003.


                                              TOTAL RETURN                                              YIELD
                                              ----------------------------------------------------   ----------
HLS FUND                                      SINCE                            5            10         30-DAY
(INCEPTION DATE)                              INCEPTION      1  YEAR         YEARS        YEARS        YIELD
                                              ----------    ----------    ----------    ----------   ----------
Advisers HLS Fund
    Class IA (March 31, 1983)                        N/A         18.49%         1.35%         9.22%         N/A
    Class IB (April 1, 1998)*                        N/A         18.20%         1.14%         8.97%         N/A
Bond HLS Fund
    Class IA (August 31, 1977)                       N/A          7.85%         7.20%         7.22%        3.90%
    Class IB (April 1, 1998)*                        N/A          7.58%         6.98%         6.99%        3.66%
Capital Appreciation HLS Fund
    Class IA (April 2, 1984)                         N/A         42.38%        10.61%        14.19%         N/A
    Class IB (April 1, 1998)*                        N/A         42.02%        10.39%        13.94%         N/A
Disciplined Equity HLS Fund
    Class IA (May 29, 1998)                         3.64%        28.82%         0.52%          N/A          N/A
    Class IB (May 29, 1998)                         3.42%        28.50%         0.31%          N/A          N/A
Dividend and Growth HLS Fund
    Class IA (March 9, 1994)                       12.58%        26.80%         4.05%          N/A          N/A
    Class IB (April 1, 1998)*                      12.33%        26.48%         3.84%          N/A          N/A
Equity Income HLS Fund
    Class IA (October 31, 2003)                     7.65%          N/A           N/A           N/A          N/A
    Class IB (October 31, 2003)                     7.59%          N/A           N/A           N/A          N/A
Focus HLS Fund
    Class IA (April 30, 2001)                       0.23%        28.37%          N/A           N/A          N/A
    Class IB (April 30, 2001)                       0.01%        28.05%          N/A           N/A          N/A
Global Advisers HLS Fund
    Class IA (March 1, 1995)                        7.26%        22.26%         3.72%          N/A          N/A
    Class IB (November 9, 1999)*                    7.02%        21.97%         3.50%          N/A          N/A

                                              TOTAL RETURN                                              YIELD
                                              ----------------------------------------------------   ----------
HLS FUND                                      SINCE                            5            10         30-DAY
(INCEPTION DATE)                              INCEPTION      1  YEAR         YEARS        YEARS        YIELD
                                              ----------    ----------    ----------    ----------   ----------
Global Communications HLS Fund
    Class IA (December 27, 2000)                  -10.07%        60.37%          N/A           N/A          N/A
    Class IB (December 27, 2000)                  -10.26%        59.97%          N/A           N/A          N/A
Global Financial Services HLS Fund
    Class IA (December 27, 2000)                   -0.14%        30.29%          N/A           N/A          N/A
    Class IB (December 27, 2000)                   -0.36%        29.96%          N/A           N/A          N/A
Global Health HLS Fund
    Class IA (May 1, 2000)                         14.83%        32.31%          N/A           N/A          N/A
    Class IB (May 1, 2000)                         14.59%        31.98%          N/A           N/A          N/A
Global Leaders HLS Fund
    Class IA (September 30, 1998)                  10.35%        35.57%         4.93%          N/A          N/A
    Class IB (September 30, 1998)                  10.13%        35.24%         4.72%          N/A          N/A
Global Technology HLS Fund
    Class IA (May 1, 2000)                        -18.16%        61.50%          N/A           N/A          N/A
    Class IB (May 1, 2000)                        -18.32%        61.10%          N/A           N/A          N/A
Growth HLS Fund
    Class IA (April 30, 2002)                       8.71%        32.81%          N/A           N/A          N/A
    Class IB (April 30, 2002)                       8.44%        32.48%          N/A           N/A          N/A
Growth Opportunities HLS Fund
    Class IA (March 24, 1987)                        N/A         43.79%         5.31%         9.61%         N/A
    Class IB (May 1, 2002)*                          N/A         43.43%         5.04%         9.33%         N/A
High Yield HLS Fund
    Class IA (September 30, 1998)                   4.99%        23.18%         4.50%          N/A         6.11%
    Class IB (September 30, 1998)                   4.78%        22.88%         4.28%          N/A         5.86%
Index HLS Fund
    Class IA (May 1, 1987)                           N/A         28.13%        -1.02%        10.50%         N/A
    Class IB (November 9, 1999)*                     N/A         27.81%        -1.23%        10.25%         N/A
International Capital Appreciation HLS Fund
    Class IA (April 30, 2001)                       2.76%        51.02%          N/A           N/A          N/A
    Class IB (April 30, 2001)                       2.53%        50.65%          N/A           N/A          N/A
International Opportunities HLS Fund
    Class IA (July 2, 1990)                          N/A         33.10%         0.58%         3.96%         N/A
    Class IB (April 1, 1998)*                        N/A         32.76%         0.37%         3.73%         N/A
International Small Company HLS Fund
    Class IA (April 30, 2001)                      12.57%        53.73%          N/A           N/A          N/A
    Class IB (April 30, 2001)                      12.32%        53.35%          N/A           N/A          N/A
MidCap HLS Fund
    Class IA (July 14, 1997)                       19.24%        37.67%        16.73%          N/A          N/A
    Class IB (November 9, 1999)*                   18.98%        37.33%        16.48%          N/A          N/A
MidCap Value HLS Fund
    Class IA (April 30, 2001)                       8.43%        43.29%          N/A           N/A          N/A
    Class IB (April 30, 2001)                       8.19%        42.93%          N/A           N/A          N/A
Money Market HLS Fund
    Class IA (June 30, 1980)                         N/A          0.75%         3.39%         4.24%         N/A
    Class IB (April 1, 1998)*                        N/A          0.50%         3.18%         4.01%         N/A
Mortgage Securities HLS Fund
    Class IA (January 1, 1985)                       N/A          2.29%         5.89%         6.40%        4.29%
    Class IB (November 9, 1999)*                     N/A          2.03%         5.64%         6.15%        4.04%

                                              TOTAL RETURN                                              YIELD
                                              ----------------------------------------------------   ----------
HLS FUND                                      SINCE                            5            10         30-DAY
(INCEPTION DATE)                              INCEPTION      1  YEAR         YEARS        YEARS        YIELD
                                              ----------    ----------    ----------    ----------   ----------
Small Company HLS Fund
    Class IA (August 9, 1996)                       8.97%        55.87%         5.92%          N/A          N/A
    Class IB (April 1, 1998)*                       8.74%        55.48%         5.70%          N/A          N/A
SmallCap Growth HLS Fund
    Class IA (May 2, 1994)                         10.18%        50.06%         8.66%          N/A          N/A
    Class IB (May 1, 2002)*                         9.91%        49.70%         8.40%          N/A          N/A
Stock HLS Fund
    Class IA (August 31, 1977)                       N/A         26.47%        -1.31%        10.39%         N/A
    Class IB (April 1, 1998)*                        N/A         26.16%        -1.51%        10.14%         N/A
U.S. Government Securities HLS Fund
    Class IA (March 24, 1987)                        N/A          2.15%         5.92%         6.05%        3.16%
    Class IB (May 1, 2002)*                          N/A          1.89%         5.66%         5.78%        2.91%
Value HLS fund
    Class IA (April 30, 2001)                      -0.17%        28.60%          N/A           N/A          N/A
    Class IB (April 30, 2001)                      -0.39%        28.28%          N/A           N/A          N/A
Value Opportunities HLS Fund
    Class IA (May 1, 1996)                          9.81%        41.87%         6.02%          N/A          N/A
    Class IB (May 1, 2002)*                         9.54%        41.52%         5.76%          N/A          N/A


     * Performance information is based on the inception date of the Class IA shares as discussed above.

     Each HLS Fund may also publish its distribution rate and/or its effective distribution rate. An HLS Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. An HLS Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. An HLS Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the HLS Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on an HLS Fund's last monthly distribution. An HLS Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the HLS Fund during the month (see "Dividends and Distributions" and "Federal Income Taxes" in the HLS Funds' prospectuses).

     Other data that may be advertised or published about each HLS Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

     STANDARDIZED YIELD QUOTATIONS The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                       a-b      6
                   2[(----- + 1)  - 1]
                       cd

Where:

a    =   net investment income earned during the period attributable to the subject class

b    =   net expenses accrued for the period attributable to the subject class

c    =   the average daily number of shares of the subject class outstanding during the period that were entitled to receive dividends

d    =   the maximum offering price per share of the subject class on the last day of the period

     Net investment income will be determined in accordance with rules established by the SEC.

     GENERAL INFORMATION From time to time, the HLS Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

     The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market cap. REITs are not eligible for inclusion.

     The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 companies representing the U.S. stock market.


     The Standard and Poor's Small Cap 600 Index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.


     The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

     The Lehman Brothers Global Aggregate Index USD Hedged provides a broad-based measure of the global investment-grade fixed income markets.

     The Lehman Brothers U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial-backed securities. To be eligible for inclusion a security must meet the following rules: must have at least one year to final maturity; must have at least $150 million of par outstanding; must be rated investment grade by Moody's, or if no Moody's rating is available, it must be rated at least investment grade by either S&P or Fitch, Inc.; must be fixed rate and must be publicly issued.

     The Lehman Brothers Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, bonds and foreign targeted issues are not included in the Lehman Brothers Government Bond Index.

     The Lehman Brothers Government/Credit Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Credit Bond Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

     The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

     The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

     The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more.

     The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

     The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

     The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

     The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

     The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies in the Russell 3000 Index.

     The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

     The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

     The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

     The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "EAFE Index") is an unmanaged index that includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

     The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

     The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

     The Lehman Mortgage-Backed Securities Index includes the mortgage-backed pass-through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Index groups a wide range of pools of fixed rate mortgage-backed securities of those issuers and defines them generally according to agency, program, pass-through coupon and origination year. Those securities which meet the maturity and liquidity criteria are then used to determine the Index.

     The S&P/Citigroup Broad Market Index LESS THAN$2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion, representing roughly the bottom 20% of the world equity market by size.

     The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the Broad Market Index. All developed countries are included except the US and Canada.

     The Goldman Sachs Health Care Index is a modified capitalization-weighted index of selected companies covering a broad range of healthcare and related businesses. Individual holdings are capped at 7.5% at each semi-annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.

     The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index of selected companies covering the entire spectrum of the technology industry. Individual holdings are capped at 8.5% at each semi-annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.

     The MSCI AC (All Country) World Free ex US Index is a broad-based, unmanaged, market capitalization-weighted, total return index that measures performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.


     The MSCI AC (All Country) World Free-Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.


     The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

     The MSCI Finance ex Real Estate Index is comprised of companies in three industries: banks, diversified financials, and insurance. As a general rule, a company is classified in the industry where it earns the majority of its revenue.

     In addition, from time to time in reports and promotions: (1) an HLS Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as BUSINESS WEEK, MONEY MAGAZINE, FORBES and

BARRON'S which provide similar information; (2) the Consumer Price Index (a measure of inflation) may be used to assess the real rate of return from an investment in the HLS Fund; (3) other statistics such as GNP, and net import and export figures derived from governmental publications (E.G., The Survey of Current Business) or other independent parties (E.G., the Investment Company Institute), may be used to illustrate investment attributes of the HLS Fund or the general economic, business, investment, or financial environment in which the HLS Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the HLS Fund's performance; (5) the effect of tax-deferred compounding on the HLS Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the HLS Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the HLS Fund invests may be compared to relevant indices or surveys (E.G., S&P Industry Surveys) in order to evaluate the HLS Fund's historical performance or current or potential value with respect to the particular industry or sector.

     From time to time, in reports or promotional literature, the HLS Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the HLS Funds; the HLS Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The HLS Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

     From time to time, the HLS Funds and HL Advisors also may refer to the following information:

     - The geographic and industry distribution of the HLS Funds' portfolios and the HLS Funds' top ten holdings;
     - To assist investors in understanding the different returns and risk characteristics of various investments, historical returns of various investments and published indices;
     - Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services;
     - Allegorical stories illustrating the importance of persistent long-term investing;
     - An HLS Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R) Inc. or Morningstar, Inc.;
     - Historical information regarding HL Advisors, Hartford Investment Management, Wellington Management and their affiliates; and
     -    Historical information regarding the asset size of one or more HLS
          Funds.

     Each HLS Fund's investment performance may be advertised in various financial publications, newspapers and magazines or other media.

     From time to time the Companies may publish the sales of shares of one or more of the HLS Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

     The HLS Funds are offered exclusively through Variable Contracts and to certain qualified retirement plans. Performance information presented for the HLS Funds should not be compared directly with performance information of other Variable Contracts without taking into account insurance-related charges and expenses payable with respect to the Variable Contracts. Insurance related charges and expenses are not reflected in the HLS Funds' performance information and reduces an investor's return under the Contract. The HLS Funds' annual and semi-annual reports also contain additional performance information. These reports are distributed to all current shareholders and will be made available to potential investors upon request and without charge.

                                      TAXES

     FEDERAL TAX STATUS OF THE HLS FUNDS

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE HLS FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS SAI. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

     Each HLS Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each HLS Fund to elect to be treated as a REGULATED INVESTMENT COMPANY under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a REGULATED INVESTMENT COMPANY each year. If an HLS Fund: (1) continues to qualify as a REGULATED INVESTMENT COMPANY, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each HLS Fund to do), then under the provisions of Subchapter M, the HLS Fund should have little or no income taxable to it under the Code. In particular, an HLS Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     An HLS Fund must meet several requirements to maintain its status as a REGULATED INVESTMENT COMPANY. These requirements include the following: (1) at least 90% of the HLS Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the HLS Fund's taxable year, (a) at least 50% of the value of the HLS Fund's total assets must consist of cash, cash items, securities of other REGULATED INVESTMENT COMPANIES, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HLS Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HLS Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other REGULATED INVESTMENT COMPANIES), or of any two or more issuers that are controlled by the HLS Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

     The HLS Funds should not be subject to the 4% federal excise tax imposed on REGULATED INVESTMENT COMPANIES that do not distribute substantially all their income and gains each calendar year, if the HLS Funds' only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, and certain qualified retirement plans.

     Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HLS Funds. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives.

     The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each HLS Fund's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:


- no more than 55% of an HLS Fund's total assets may be represented by any one investment

-    no more than 70% by any two investments
-    no more than 80% by any three investments
-    no more than 90% by any four investments

     Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other REGULATED INVESTMENT companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

     Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these HLS Funds' assets to be invested within various countries is not now known. The Companies intend that the HLS Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.

     An HLS Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HLS Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HLS Fund and defer losses of the HLS Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of the HLS Fund, (2) could require such an HLS Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HLS Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. The Companies seek to monitor transactions of each HLS Fund, seek to make the appropriate tax elections on behalf of the HLS Fund and seek to make the appropriate entries in the HLS Fund's books and records when the HLS Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the HLS Fund as a REGULATED INVESTMENT COMPANY.

     If for any taxable year an HLS Fund fails to qualify as a REGULATED INVESTMENT COMPANY, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year an HLS Fund fails to qualify as a REGULATED INVESTMENT COMPANY, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the HLS Funds' investment advisers and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HLS Fund's investment subadviser might otherwise select.

     As of December 31, 2003, the following HLS Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.


                                                                                EXPIRATION DATES:
     HLS FUND NAME                                                 AMOUNT          DECEMBER 31,
     Advisers HLS Fund                                    $   433,486,503              2011
     Advisers HLS Fund                                    $   139,364,735              2010
     Advisers HLS Fund                                    $   291,957,987              2009
     Advisers HLS Fund                                    $     1,126,394              2008
     Bond HLS Fund                                        $       653,931              2009
     Bond HLS Fund                                        $       437,710              2007
     Capital Appreciation HLS Fund                        $ 1,156,841,229              2010
     Capital Appreciation HLS Fund                        $   123,844,254              2009
     Disciplined Equity HLS Fund                          $    21,176,631              2011
     Disciplined Equity HLS Fund                          $    97,168,718              2010
     Disciplined Equity HLS Fund                          $    48,818,356              2009
     Disciplined Equity HLS Fund                          $     8,175,424              2008
     Disciplined Equity HLS Fund                          $       201,027              2007
     Dividend and Growth HLS Fund                         $   106,024,657              2011
     Focus HLS Fund                                       $       371,378              2011
     Focus HLS Fund                                       $     4,587,399              2010
     Global Advisers HLS Fund                             $    26,784,214              2010
     Global Advisers HLS Fund                             $    21,914,759              2009
     Global Communications HLS Fund                       $     3,886,646              2010
     Global Communications HLS Fund                       $     1,141,550              2009
     Global Financial Services HLS Fund                   $     1,520,210              2010
     Global Leaders HLS Fund                              $   115,095,056              2010
     Global Leaders HLS Fund                              $    66,973,247              2009
     Global Technology HLS Fund                           $    52,496,374              2010
     Global Technology HLS Fund                           $    25,095,126              2009
     Growth Opportunities HLS Fund                        $   128,756,791              2010
     Growth Opportunities HLS Fund                        $    11,878,918              2009
     High Yield HLS Fund                                  $    21,813,025              2011
     High Yield HLS Fund                                  $     8,996,183              2010
     High Yield HLS Fund                                  $     2,700,241              2009
     High Yield HLS Fund                                  $     5,610,693              2008
     High Yield HLS Fund                                  $     5,354,732              2007
     High Yield HLS Fund                                  $     9,320,050              2006
     High Yield HLS Fund                                  $     1,580,586              2005
     International Opportunities HLS Fund                 $   134,280,778              2010
     International Opportunities HLS Fund                 $   215,001,127              2009
     International Opportunities HLS Fund                 $     3,921,562              2008
     MidCap HLS Fund                                      $    54,182,694              2010
     MidCap HLS Fund                                      $    73,054,222              2009
     Small Company HLS Fund                               $   124,207,080              2010
     Small Company HLS Fund                               $   141,140,162              2009
     SmallCap Growth HLS Fund                             $    13,310,168              2010
     SmallCap Growth HLS Fund                             $    63,001,806              2009
     Stock HLS Fund                                       $   503,996,919              2011
     Stock HLS Fund                                       $   226,152,365              2010
     Stock HLS Fund                                       $   287,769,253              2009
     Stock HLS Fund                                       $       621,874              2008
     U.S. Government Securities HLS Fund                  $     1,398,447              2008
     U.S. Government Securities HLS Fund                  $     2,513,149              2007

                                                                                EXPIRATION DATES:
     HLS FUND NAME                                                 AMOUNT          DECEMBER 31,
     U.S. Government Securities HLS Fund                  $       154,007              2004
     Value HLS Fund                                       $     2,234,651              2011
     Value HLS Fund                                       $     6,348,356              2010
     Value Opportunities HLS Fund                         $    12,079,745              2010


     If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that HLS Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HLS Fund is timely distributed to its shareholders. The HLS Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash. Any HLS Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to an HLS Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the HLS Fund must derive at least 90% of its annual gross income.

     Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HLS Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because an HLS Fund must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

     Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on HLS Fund earnings or distributions or on gains realized upon the sale or redemption of HLS Fund shares until they are withdrawn from the contract or plan. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUSES FOR SUCH CONTRACTS. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PLAN PARTICIPANTS, SEE THE SUMMARY PLAN DESCRIPTION OR CONTACT YOUR PLAN ADMINISTRATOR.

                                    CUSTODIAN

     Portfolio securities of each HLS Fund are held pursuant to a separate Custodian Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT


     Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, serves as Transfer and Dividend Disbursing Agent for the HLS Funds. The transfer agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds. For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the HLS Funds, including costs invoiced by sub-contractors. The transfer agent has entered into an agreement with Hartford Administrative Services Company ("HASCO"), an affiliate of HL Advisors, whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the HLS Funds by qualified retirement plans. For its services, HASCO is paid $2,300 annually per HLS Fund and is reimbursed for out-of-pocket expenses. HL Advisors and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.


                                   DISTRIBUTOR


     Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, acts as the HLS Funds' distributor.


                              INDEPENDENT AUDITORS


     The audited financial statements and the financial highlights for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of the independent auditors as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.


                                OTHER INFORMATION

     The Hartford Index HLS Fund uses the Standard & Poor's 500 Index as its benchmark. "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund or Hartford Life Insurance Company. S&P has no obligation to take the needs of the fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the fund or the timing of the issuance or sale of shares in the fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

     In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                      PROXY VOTING POLICIES AND PROCEDURES

     The HLS Funds for which Hartford Investment Management serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management had established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

     Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

     Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an HLS Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

     The HLS Fund's for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

     Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

     Wellington Management may be unable to vote or may determine not to vote proxy on behalf of an HLS Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

                              FINANCIAL STATEMENTS


     The Companies' audited financial statements for the year ended December 31, 2003, together with the notes thereto and reports of Ernst & Young LLP, independent auditors to the Companies, contained in the Companies' annual reports as filed with the SEC, are incorporated by reference into this SAI.

                                    APPENDIX

     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.


     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.


     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

-    Liquidity ratios are adequate to meet cash requirements.

          Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

-    The issuer has access to at least two additional channels of borrowing.
- Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.
- Typically, the issuer's industry is well established and the issuer has a strong position within its industry.
-    The reliability and quality of management are unquestioned.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA
     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA
     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A
     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB
     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB
     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B
     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D
     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.
     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1
     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2
     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3
     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B
     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D
     Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                     PART C

                                OTHER INFORMATION

Item 23.  EXHIBITS

          a.(i) Articles of Incorporation (incorporated by reference to Initial Registration Statement filed on February 2, 1998)

          a.(ii) Articles Supplementary, dated August 20, 2002 (incorporated by reference to Post-Effective Amendment #16 filed on August 29, 2002)

          a.(iii) Articles Supplementary, dated September 9, 2002 (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

          a.(iv) Articles Supplementary, dated January 7, 2003 (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

          a.(v) Articles Supplementary, dated June 10, 2003 (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

          a.(vi) Articles of Amendment, dated October 1, 2003 (incorporated by reference to Post-Effective Amendment #28 filed on October 24, 2003)

          b. By-Laws (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

          c.        Not Applicable

          d.(i) Amended and Restated Investment Management Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund)

          d.(ii) Amended and Restated Investment Management Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund)

          d.(iii) First Amendment to Amended and Restated Investment Management Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)
          d.(iv) Amended and Restated Investment Advisory Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund)

          d.(v) Amended and Restated Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund)

          d.(vi) Amended and Restated Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund)

          d.(vii) First Amendment to Amended and Restated Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          d.(viii) Second Amendment to Amended and Restated Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          d.(ix) Amended and Restated Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford High Yield HLS Fund)

          d.(x) Amended and Restated Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund)

          e.(i) Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

          e.(ii) First Amendment to Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          f.        Not Applicable
          g.(i)     Amended and Restated Custodian Contract (filed herewith)

          g.(ii) First Amendment to Amended and Restated Custodian Contract (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          g.(iii) Second Amendment to Amended and Restated Custodian Contract (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          h.(i) Amended and Restated Share Purchase Agreement - Hartford Life Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

          h.(ii) Amended and Restated Share Purchase Agreement - Hartford Life and Annuity Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April 30,
                    2003)

          h.(iii) Share Purchase Agreement - First Fortis Life Insurance Company (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

          h.(iv) Share Purchase Agreement - Fortis Benefits Insurance Company (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

          h.(v) Amended and Restated Administrative Services Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

          h.(vi) First Amendment to Amended and Restated Administrative Services Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          h.(vii) Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

          h.(viii) First Amendment to Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          i.        Opinion and Consent of Counsel (filed herewith)

          j.        Consent of Independent Auditors (filed herewith)

          k.        Not Applicable

          l.        Not Applicable

          m. Amended and Restated Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment #28 filed on October 24, 2003)

          n. Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment #28 filed on October 24, 2003)

          o.        Not Applicable

          p.(i) Code of Ethics of HL Investment Advisors, LLC (incorporated by reference to Post-Effective Amendment #13 filed on April 30, 2002)

          p.(ii) Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #28 filed on October 24, 2003)

          p.(iii) Code of Ethics of Hartford Securities Distribution Company, Inc. (incorporated by reference to Post-Effective Amendment #7 filed on April 28, 2000)

          p.(iv) Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          q.(i) Power of Attorney (incorporated by reference to Post-Effective Amendment #28 filed on October 23, 2003)

          q.(ii) Certified copy of Board Resolution (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          As of March 31, 2004, any persons directly or indirectly under common control with Hartford Series Fund, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Maryland corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 27, 2004.

Item 25.  INDEMNIFICATION

    The relevant portion of Article V of the Articles of Incorporation provides:

          (f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

          (g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          HL Investment Advisors, LLC serves as investment adviser to each of the investment companies included in this Registration Statement.

                                    POSITION WITH HL
  NAME                              INVESTMENT ADVISORS, LLC           OTHER BUSINESS
  ----                              ------------------------           ---------------
  Thomas M. Marra                   President, CEO and Manager         President and Chief Operating Officer of
                                                                       Hartford Life, Inc.(1) ("HL Inc.")

  David A. Carlson                  Senior Vice President and          Senior Vice President and Deputy Chief
                                    Deputy Chief Financial Officer     Financial Officer of HL Inc.

  John C. Walters                   Executive Vice President and       Executive Vice President and Director of
                                    Manager                            the Investment Products Division of
                                                                       Hartford Life Insurance Company(2)
                                                                       ("HLIC")

  Walter E. Watkins, Jr.            Chief Compliance Officer           Chief Compliance Officer of Hartford
                                                                       Investment Financial Services, LLC(3)

  William H. Davison, Jr.           Senior Vice President              Managing Director of Hartford
                                                                       Investment Management Company(4)
                                                                       ("Hartford Investment Management")

                                    POSITION WITH HL
  NAME                              INVESTMENT ADVISORS, LLC           OTHER BUSINESS
  ----                              ------------------------           ---------------
  Stephen T. Joyce                  Senior Vice President              Senior Vice President and Director of
                                                                       Investment Products Management for HLIC

  David N. Levenson                 Senior Vice President              Senior Vice President of HLIC

  Christine H. Repasy               Senior Vice President,             Senior Vice President and General Counsel
                                    General Counsel and Corporate      of HL Inc.
                                    Secretary

  David M. Znamierowski             Senior Vice President and          President of Hartford Investment
                                    Manager                            Management

  George R. Jay                     Controller                         Assistant Vice President and Secretary of
                                                                       HLIC

  Kevin J. Carr                     Vice President and Assistant       Assistant General Counsel of The Hartford
                                    Secretary                          Financial Services Group, Inc.(5) ("The
                                                                       Hartford")

  Mary Jane Bartolotta Fortin       Vice President                     Senior Vice President of HL Inc.

  Bruce W. Ferris                   Manager                            Senior Vice President and a Director of
                                                                       Sales and Marketing in the Investment
                                                                       Products Division of HLIC

  John N. Giamalis                  Treasurer                          Vice President and Treasurer of HL Inc.

  Todd G. Picken                    Assistant Treasurer                Assistant Treasurer of HLIC

  Dawn M. Cormier                   Assistant Secretary                Assistant Secretary HL Inc.

  Sarah J. Harding                  Assistant Secretary                Assistant Secretary of HLIC

  Diane E. Tatelman                 Assistant Secretary                Assistant Secretary HL Inc.

  (1) The principal business address for HL Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.
  (2) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.
  (3) The principal business address for Hartford Investment Financial Services, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.
  (4) The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.
  (5) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

Item 27.  PRINCIPAL UNDERWRITERS

    Hartford Securities Distribution Company, Inc. ("HSD") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:

  Hartford Series Fund, Inc.

  Hartford HLS Series Fund II, Inc.

  Hartford Life Insurance Company             Separate Account One
                                              Separate Account Two
                                              Separate Account Two (DC Variable Account I)
                                              Separate Account Two (DC Variable Account II)
                                              Separate Account Two (QP Variable Account)
                                              Separate Account Two (Variable Account "A")
                                              Separate Account Two (NQ Variable Account)
                                              Separate Account Ten
                                              Separate Account Three
                                              Separate Account Five
                                              Separate Account Seven
                                              Separate Account Eleven

  Hartford Life and Annuity                   Separate Account One
     Insurance Company                        Separate Account Ten
                                              Separate Account Three
                                              Separate Account Five
                                              Separate Account Six
                                              Separate Account Seven

  Hart Life Insurance Company                 Separate Account One
                                              Separate Account Two

  American Maturity Life Insurance            Separate Account AMLVA
     Company

  Servus Life Insurance Company               Separate Account One
                                              Separate Account Two

The Directors and principal officers of HSD and their position with the Registrant are as follows:

NAME AND PRINCIPAL                                                                      POSITION AND OFFICES
BUSINESS ADDRESS*                     POSITIONS AND OFFICES WITH UNDERWRITER            WITH REGISTRANT
------------------                    --------------------------------------            --------------------
Thomas M. Marra                       President, Chief Executive Officer,               Chairman of the Board and
                                      Chairman of the Board and Director                Director
Lizabeth H. Zlatkus                   Executive Vice President, Chief Financial         None
                                      Officer and Director
John C. Walters                       Executive Vice President and Director             Vice President
Christine H. Repasy                   Senior Vice President, General Counsel and        None
                                      Corporate Secretary
David A. Carlson                      Senior Vice President and Deputy Chief            None
                                      Financial Officer
Bruce W. Ferris                       Vice President                                    Vice President
Stephen T. Joyce                      Vice President                                    Vice President
Martin A. Swanson                     Vice President                                    None
George R. Jay                         Controller                                        Controller & Treasurer
John N. Giamalis                      Treasurer                                         None
Todd G. Picken                        Assistant Treasurer                               None
Dawn M. Cormier                       Assistant Secretary                               None

Sarah J. Harding                      Assistant Secretary                               None
Patrice Kelly-Ellis                   Assistant Secretary                               None
Glen J. Kvadus                        Assistant Secretary                               None
Paul E. Olson**                       Assistant Secretary                               None
Diane E. Tatelman                     Assistant Secretary                               None
Joseph W. Tedesco, Jr.***             Assistant Secretary                               None

      * Unless otherwise indicated, principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.
     ** Principal business address is 500 Bielenberg Drive, Woodbury, MN
        55125.
    *** Principal business address is Hartford Plaza, Hartford, CT 06115.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29.  MANAGEMENT SERVICES

          Not Applicable

Item 30.  UNDERTAKINGS

          Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 26th day of April, 2004.

                                              HARTFORD SERIES FUND, INC.


                                              By:            *
                                                 -----------------------
                                                    David M. Znamierowski
                                                    Its: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                      TITLE                                DATE
---------                      -----                                -----
          *                    President                            April 26, 2004
-----------------------        (Chief Executive Officer)
David M. Znamierowski          and Director

          *                    Controller & Treasurer               April 26, 2004
-----------------------        (Chief Accounting Officer
George R. Jay                  and Chief Financial Officer)

          *                    Director                             April 26, 2004
-----------------------
Lynn S. Birdsong


          *                    Director                             April 26, 2004
-----------------------
Winifred E. Coleman


          *                    Director                             April 26, 2004
-----------------------
Robert M. Gavin, Jr.

          *                    Director                             April 26, 2004
-----------------------
Duane E. Hill


          *                    Chairman of the Board                April 26, 2004
-----------------------        and Director
Thomas M. Marra


          *                    Director                             April 26, 2004
-----------------------
Phillip O. Peterson


          *                    Director                             April 26, 2004
-----------------------
Millard H. Pryor, Jr.


          *                    Director                             April 26, 2004
-----------------------
Lowndes A. Smith


/s/ Kevin J. Carr                                                   April 26, 2004
-----------------------
* By Kevin J. Carr
     Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT NO.

g.(i)     Amended and Restated Custodian Contract

i.        Opinion and Consent of Counsel

j.        Consent of Independent Auditors